EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of September 2, 2003, is entered into by and among:

(1) CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”);

(2) LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”);

(3) Each of the certificateholders listed in Schedule I attached hereto (collectively, the “Certificateholders”) comprising all of the holders of Certificates as defined in that certain Trust and Servicing Agreement dated as of November 11, 1998, by and among Prudential Mortgage Capital Company I, LLC, as Depositor, The Prudential Insurance Company of America, as Servicer, ABN AMRO Bank N.V., as Fiscal Agent, and LaSalle National Bank, as Trustee (the “Trust and Servicing Agreement”); and

(4) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as servicer under the Trust and Servicing Agreement (in such capacity, “Servicer”).

RECITALS

A. Reference is made to that certain loan agreement dated as of October 26, 1998 (the “Original Loan Agreement”) between Borrower and Prudential Mortgage Capital Company, Inc., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 2001, by and among Borrower, Lender, the Certificateholders, and Servicer (the “First Amendment”) and that certain Second Amendment to Loan Agreement dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”). Pursuant to the terms of the Original Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00).

B. Prudential assigned all of its right, title and interest under the Loan to Prudential Mortgage Capital Company I, LLC, which in turn assigned all of its right, title and interest under the Loan to Lender in accordance with the terms and provisions of the Trust and Servicing Agreement.

C. In connection with the closing of the Loan, Borrower pledged to Prudential as collateral for the Loan, among other things, certain real property comprising a portion of the Property Pool and identified in Exhibit A to the Loan Agreement as (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”), which property is more specifically described on Exhibit A-1 attached hereto; (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”), which property is more specifically described on Exhibit A-2 attached hereto; and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”), which property is more specifically described on Exhibit A-3 attached hereto (CA 0591552, CA 0591031 and IL 1970104 are sometimes collectively referred to herein as the “Proposed Replaced Properties”).

D. Pursuant to Paragraph 7 of the Fourth Amendment, in connection with the release from the Property Pool of the Oklahoma Property (as defined in the Fourth Amendment), the Borrower deposited with Servicer, the Interim Cash Reserve Deposit. Paragraph 7(b) of the Fourth Amendment provides that the Borrower may obtain a release of the Interim Cash Reserve Deposit by providing Lender with a Substitute Property in place of the Oklahoma Property.

E. In accordance with Section 2.12 of the Loan Agreement, Borrower has requested: (i) to substitute the Proposed Replaced Properties with the four properties identified as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”), which property is more particularly described on Exhibit A-4 attached hereto; (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”), which property is more particularly described on Exhibit A-5 attached hereto; (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”), which property is more particularly described on Exhibit A-6 attached hereto; and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”), which property is more particularly described on Exhibit A-7 attached hereto (TX 4390530, CO 0310411, CO 0310505 and CO 0310415 are sometimes collectively referred to herein as the “Proposed Substitute Properties”); and (ii) to release from the Property Pool the Proposed Replaced Properties as if such Properties were Replaced Properties, to amend the Loan Agreement, the applicable mortgage(s) and the other Loan Documents accordingly, and to have the Interim Cash Reserve Deposit released to Borrower in accordance with Paragraph 7(b) of the Fourth Amendment.

F. Lender, the Certificateholders, and the Servicer have agreed to such requests and are willing so to amend the Loan Agreement and permit the requested substitution and release the Interim Cash Reserve Deposit upon the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lender, the Certificateholders and the Servicer hereby agree as follows:

1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement, as amended by this Amendment.

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2. Amendments to Loan Agreement and Deliveries.

(a) Subject to the satisfaction of the conditions set forth in Paragraph 6 below, the applicable conditions set forth in Sections 2.12 and 2.15 of the Loan Agreement, and the applicable conditions set forth in Paragraph 7 of the Fourth Amendment, the following shall occur on the Effective Date (as defined below):

(i) This Amendment and the various documents executed and delivered by the parties in connection with this Amendment shall become effective and such documents shall become a part of the Loan Documents.

(ii) The Proposed Substitute Properties shall constitute Substitute Properties and the Proposed Replaced Properties are released from the Property Pool as Replaced Properties. In furtherance thereof: (1) Exhibit A of the Loan Agreement is hereby amended by deleting therefrom the legal descriptions of the Proposed Replaced Properties and inserting in place thereof, the legal descriptions of the Proposed Substitute Properties, and (2) Schedule 1 of the Loan Agreement is hereby amended by deleting therefrom the information relating to the Proposed Replaced Properties (including all information relating thereto), and supplement such Schedule 1 with the information with respect to the Substitute Properties that is contained in Schedule II attached hereto. Notwithstanding the foregoing, the release of the Proposed Replaced Properties shall not constitute a release of Borrower’s indemnification obligations under the Loan Agreement or under the other Loan Documents as to any matters or claims which occurred or relate to any matters or claims which occurred on or before the Effective Date with respect to the Proposed Replaced Properties and such obligations shall survive the release of the Proposed Replaced Properties from the Property Pool.

(iii) Lender shall deliver or cause the Servicer to deliver to Borrower: (1) the Second Amendment to Orange County Deed of Trust, the Second Amendment to Orange County Assignment of Leases, the CA 0591552 UCC Termination, the CA 0591031 UCC Termination, the Release of Will County Mortgage, the Release of Will County Assignment of Leases, the IL 197104 UCC Termination (each, as defined in Paragraph 6 below); and (2) the Interim Cash Reserve Deposit.

3. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender, the Certificateholders and Servicer that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date:

(a) The representations and warranties of Borrower set forth in Article V of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

(b) No Default or Event of Default has occurred and is continuing;

(c) All of the Loan Documents are in full force and effect in accordance with their terms;

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(d) The fair market value of all the Properties securing the Loan as of the Closing Date as listed on Schedule 1 to the Loan Agreement was $522,829,999, and, to Borrower’s knowledge, the current fair market value of all the Properties currently securing the Loan as of the date hereof has not materially and adversely changed from the fair market values as of the Closing Date;

(e) The Borrower has not previously undertaken a Substitution on six (6) occasions; and

(f) There are no existing rights, conditions or options to expand onto, to lease, or to purchase, all or any portion of the Proposed Replaced Properties held by any tenant of the Proposed Replaced Properties which shall remain in the Property Pool following the consummation of the Substitution contemplated herein (collectively, the “Continuing Property”). All options, rights of first refusal or any other right to lease or purchase all or any portion of the Proposed Replaced Properties, if any, held by any past or present tenant or any other person with an interest in the Proposed Replaced Properties have either been terminated, waived or expired, such that the Proposed Replaced Properties can be released from the Property Pool without any resulting adverse consequences to Lender.

(Without limiting the scope of the term “Loan Documents,” Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment and all documents, executed pursuant to the terms hereof.)

4. Representations of Servicer to Lender and Certificateholders. Servicer hereby represents and warrants to Lender and the Certificateholders that the following are true and correct on the date of this Amendment:

(a) To Servicer’s knowledge, the outstanding principal balance of the Loan as of September 2, 2003 is Three Hundred Forty-Eight Million Six Hundred Twenty-One Thousand One Hundred Sixty-Seven and 70/100 Dollars ($348,621,167.70);

(b) Servicer is not receiving any loan payments or fees from Borrower in connection with the transactions contemplated in this Amendment other than for fees and charges as provided in the Loan Documents and for amounts intended to reimburse Servicer for costs and expenses in handling the transaction; and

(c) The consummation of the transactions contemplated herein will not change the Servicer’s payment expectations with respect to the Loan.

5. Effective Date. The amendments effected by Paragraph 2 above shall become effective (the “Effective Date”) upon satisfaction and receipt by Lender, the Certificateholders and Servicer of the following matters, each in form and substance satisfactory to Lender, the Certificateholders and Servicer:

(a) This Amendment duly executed by Borrower, Lender, the Certificateholders and Servicer;

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(b) A Second Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit B-1 hereto with respect to CA 0591552 and CA 0591031, duly executed by Lender and Borrower and appropriately notarized (the “Second Amendment to Orange County Deed of Trust”);

(c) A Second Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit B-2 hereto with respect to CA 0591552 and CA 0591031 (“Second Amendment to Orange County Assignment of Leases”), duly executed by Lender and appropriately notarized;

(d) An amendment of UCC-1 Financing Statement in the form of Exhibit B-3 attached hereto relating to CA 0591552 and CA 0591031;

(e) A Release of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit C-1 hereto with respect to IL 1970104, duly executed by Lender and Borrower and appropriately notarized (“Release of Will County Mortgage”);

(f) A Release of Assignment of Leases and Rents in the form of Exhibit C-2 hereto with respect to IL 1970104, duly executed by Lender and Borrower and appropriately notarized (“Release of Will County Assignment of Leases”);

(g) A termination of UCC-1 Financing Statement in the form of Exhibit C-3 attached hereto relating to IL 1970104 (“IL 1970104 UCC Termination”);

(h) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit D-1 attached hereto and to be recorded in Dallas County, Texas, duly executed by Borrower and appropriately notarized, pursuant to which Borrower shall mortgage TX 4390530 with Lender as security for the Loan (the “New Dallas County Deed of Trust”);

(i) An Assignment of Leases and Rents in the form of Exhibit D-2 attached hereto and to be recorded in Dallas County, Texas, duly executed by Borrower and appropriately notarized, pursuant to which Borrower shall assign to Lender, the leases and rents with respect to TX 4390530 as security for the Loan (the “New Dallas County Assignment of Leases”);

(j) A UCC-1 Financing Statement with respect to TX 4390530 in the form of Exhibit D-3 attached hereto and to be recorded with the Secretary of State of the State of Delaware;

(k) A Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit E-1 attached hereto and to be recorded in Denver County, Colorado, duly executed by Borrower and appropriately notarized, pursuant to which Borrower shall mortgage CO 0310411, CO 0310505 and CO 0310415 with Lender as security for the Loan (the “Denver County Deed of Trust”);

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(l) An Assignment of Leases and Rents in the form of Exhibit E-2 attached hereto and to be recorded in Denver County, Colorado, duly executed by Borrower and appropriately notarized, pursuant to which Borrower shall assign to Lender, the leases and rents with respect to CO 0310411, CO 0310505 and CO 0310415 as security for the Loan (the “Denver County Assignment of Leases”);

(m) A UCC-1 Financing Statement with respect to CO 0310411, CO 0310505, and CO 0310415 in the form of Exhibit E-3 attached hereto and to be recorded with the Secretary of State of the State of Delaware;

(n) A title endorsement to Lender’s title insurance policy insuring the lien of the Mortgages encumbering the Continuing Property which shall provide, inter alia, that the lien and priority of the applicable Mortgages shall be unaffected as a result of the release of the Proposed Replaced Properties from the Property Pool, and the recordation of the amendment to deed of trust in Orange County, California and the release of mortgage in Will County, Illinois;

(o) Lender’s title insurance policies insuring the liens of the Mortgages encumbering TX 4390530, CO 0310411, CO 0310505 and CO 0310415, respectively, as valid first priority liens with respect to such properties together with such endorsements thereto as shall be requested by Lender, such policies and endorsements to be in form and substance satisfactory to Lender in its sole and absolute discretion;

(p) A Third Amendment to the Indemnity and Guaranty Agreement in the form attached hereto as Exhibit F and duly executed by Catellus Development Corporation and Lender;

(q) A Third Amendment to the Hazardous Substances Indemnity Agreement in the form attached hereto as Exhibit G and duly executed by Indemnitors (as defined therein) and Lender;

(r) A Third Amendment to the Assignment of Warranties and Contract Rights in the form attached hereto as Exhibit H and duly executed by Borrower and Lender;

(s) A Third Amendment to the Cash Management Agreement in the form attached hereto as Exhibit I-1 and duly executed by Borrower, Lender and Manager (as defined therein);

(t) A Third Amendment to Consent and Agreement of Manager in the form attached hereto as Exhibit I-2 and duly executed by Manger and Lender;

(u) A Cash Management Agreement by and among Borrower, Lender and Cushman & Wakefield of Colorado, Inc. (“Cushman & Wakefield”), in the form attached hereto as Exhibit I-3 and duly executed by Borrower, Lender and Cushman & Wakefield;

(v) A Consent and Agreement of Manager in the form attached hereto as Exhibit I-4 and duly executed by Cushman & Wakefield and Lender;

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(w) Copies of Lessee Payment Direction Letters, one for each tenant at each Substitute Property, in the form of Exhibit B to the Cash Management Agreement, duly executed by Borrower, together with confirmation, reasonably satisfactory to Lender, that such letters have been sent to the tenants at the Substitute Properties;

(x) A Second Amendment to the Indemnity and Guaranty Agreement in the form attached hereto as Exhibit J and duly executed by Plato REIT, LLC, and Lender;

(y) A Second Amendment to the Hazardous Substances Indemnity Agreement in the form attached hereto as Exhibit K and duly executed by Plato REIT, LLC and Lender;

(z) The Agreement of Catellus Development Corporation and Plato REIT, LLC, as guarantors under the Loan, duly executed by the guarantors and in the form of Exhibit L hereto (the “Reaffirmation”);

(aa) An opinion or opinions of Borrower’s legal counsel dated as of the Effective Date in form and substance acceptable to Lender, which shall cover, without limitation, the following matters:

(i) the due organization, valid legal existence and good standing of Borrower, Catellus Development Corporation, and Plato REIT, LLC;

(ii) the due authorization, execution, delivery, validity, binding effect and enforceability of this Amendment and all documents contemplated hereby or executed in connection herewith in accordance with their terms;

(iii) the existence of, or the nonexistence of, any requirement for any consent of any other party in connection with the execution, delivery or performance of the this Amendment and the and all documents contemplated hereby or executed in connection herewith;

(iv) the fact that this Amendment, all documents contemplated hereby or executed in connection herewith and the execution thereof and the performance of the obligations thereunder do not conflict with or violate any applicable laws, agreements or restrictions; and

(v) bankruptcy and non-consolidation and such other matters incident to this Amendment as Lender may reasonably request;

(bb) An opinion of counsel (obtained at the expense of Borrower) to the effect that this Amendment and the consummation of the transactions contemplated hereby will not cause either the Lower-Tier REMIC or the Upper Tier REMIC (as such terms are defined in the Trust and Servicing Agreement) to fail to qualify as REMIC for federal income tax purposes;

(cc) Confirmation from the Rating Agencies that of the transactions contemplated hereby, the entering into of this Amendment and the consummation will not result in a downgrade, qualification or withdrawal of the ratings of the securities held by the Certificateholders;

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(dd) Payment of all fees and expenses payable to Lender, the Certificateholders and Servicer, including, without limitation, the Substitution servicing fee in the amount of $15,000 for each Substitute Property, and all reasonable attorneys’ fees and expenses;

(ee) Confirmation that the documents referenced in subsections (b) (c), (e), (f), (h), (i), (k) and (l) above have been recorded in the land records of the counties where the Properties such documents relate to are located; and

(ff) Such other evidence as Lender, the Certificateholders and Servicer may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Loan Documents.

6. Covenant to Obtain Ingress and Egress Easement for Denver County, Colorado Properties. As of the Effective Date, Borrower is in the process of finalizing and obtaining all required signatures for the recordation of the Subdivision Plat for Stapleton Business Center, Denver, Colorado (titled “Stapleton Business Center Filing No. 1, A Part of the South One-Half of Section 15 and a Part of the North One-Half of Section 22, Township 3 South, Range 67 West, of the 6th P.M., City and County of Denver, State of Colorado”) (the “Subdivision Plat”), affecting Proposed Substitute Properties CO 0310411, CO 0310505 and CO 0310415. Until the final Subdivision Plat is recorded, all dedicated streets shown on the Subdivision Map continue to be private streets and will not be deemed accepted by the City and County of Denver as public streets. Borrower has represented to Lender and the Servicer that there currently exists adequate ingress and egress to CO 0310411, CO 0310505 and CO 0310415 to existing dedicated public streets through various private streets owned either by Catellus Development Corporation or SF Pacific Properties Inc. Borrower has further represented to Lender and the Servicer that all required on-site and off-site improvements for CO 0310411, CO 0310505 and CO 0310415 have been completed and that all tenants under leases for such properties are in actual occupancy and possession in accordance with the terms of the respective tenant’s lease agreement and that the tenants are using such private streets for ingress and egress to the properties. In light of such circumstances, Lender and Servicer are willing to accept CO 0310411, CO 0310505 and CO 0310415 as Substitute Properties, provided, however, Borrower covenants and agrees that it shall, within six (6) months of the Effective Date of this Amendment, either: (a) cause the final Subdivision Plat to be recorded in the Official Records of Denver County, Colorado, or (b) obtain a permanent vehicular and pedestrian ingress and egress easement appurtenant to and benefiting each of CO 0310411, CO 0310505 and CO 0310415 from Catellus Development Corporation and/or SF Pacific Properties Inc., in form and substance reasonably acceptable to Servicer (which easement(s) may provide that it shall terminate only upon the recordation of the final Subdivision Plat). Such easement(s) shall be recorded in the Official Records of Denver County, Colorado, and must be sufficient to enable the title company to issue a title endorsement to Lender’s title insurance policies insuring the easement(s) and providing affirmative coverage for direct access to a public open street. Lender and Servicer agree that it shall extend, for a reasonable period, beyond the six (6) month period for recording the final Subdivision Plat (and Borrower shall not be required to obtain the easement from

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Catellus Development Corporation and/or SF Pacific Properties Inc. during such extension period) if prior to the expiration of such six (6) month period: (1) Borrower provides evidence acceptable to Servicer that the Subdivision Plat is in its final form and has been approved by all required parties; (2) such final Subdivision Plat has been distributed to all required parties for signature; and (3) that recordation of the Subdivision Plat has been delayed and cannot be recorded within such six (6) month period only because Borrower is awaiting receipt of the required signatures to the final Subdivision Plat. If an extension of time is granted by Lender and Servicer, Borrower agrees that it shall diligently pursue the prompt recordation of the Subdivision Plat.

7. Effect of this Amendment. Except as specifically amended above and by the documents executed and delivered in connection herewith, (a) the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender, the Certificateholders or Servicer, nor constitute a waiver of any provision of the Loan Agreement or any other Operative Document.

8. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

[Signature page follows]

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IN WITNESS WHEREOF, Borrower, Lender, the Certificateholders and Servicer have caused this Amendment to be executed as of the day and year first above written.

BORROWER:	CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

	By:	/s/ William M. Lau

	Name:	William M. Lau
	Title:	Vice President, Finance and Treasurer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

	By:	/s/ Ann M. Kelly

	Name:	Ann M. Kelly
	Title:	Assistant Vice President

SERVICER:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

CERTIFICATEHOLDERS:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Frederick O. van Overbeek

	Name:	Frederick O. van Overbeek
	Title:	Vice President

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SCHEDULE I

LIST OF CERTIFICATEHOLDERS

The Prudential Insurance Company of America

SCHEDULE II

INFORMATION ABOUT SUBSTITUTED PROPERTIES

TO BE INSERTED INTO SCHEDULE 1

OF THE LOAN AGREEMENT

PN #	Property	City	State	Property Type	SF	FMV	NOI	Allocated Loan

TX 4390530	4750 Liberty Way (Ford BTS)	Fort Worth	TX	Industrial warehouse	252,000	$12,250,000	$765,699	$8,083,000

CO 0310411	10415-10445 East 49th Avenue (Stapleton B-4)	Denver	CO	Industrial warehouse	161,511	$9,100,000	$772,024	$6,005,000

CO 0310505	5025 Florence Street (Stapleton A-2)	Denver	CO	Industrial warehouse	325,999	$13,400,000	$1,361,910	$8,842,000

CO 0310415	4555 Geneva Street (Stapleton D-1)	Denver	CO	Industrial warehouse	171,346	$10,200,000	$838,347	$6,730,000

EXHIBIT A-1

LEGAL DESCRIPTION OF PROPOSED REPLACED PROPERTY

KNOWN AS CA 0591552

The land located in the City of Tustin, County of Orange, State of California, and is described as follows:

Parcel 2 of Parcel Map No. 85-197, as shown on a map filed in Book 208 Pages 44 and 45 of Parcel Maps, in the office of the county recorder of said county.

A.P.N. 430-261-25

EXHIBIT A-2

LEGAL DESCRIPTION OF PROPOSED REPLACED PROPERTY

KNOWN AS CA 0591031

The land located in the City of Anaheim, County of Orange, State of California, and is described as follows:

PARCEL 1 AS SHOWN ON LOT LINE ADJUSTMENT NO. 277 RECORDED APRIL 2, 1992 AS INSTRUMENT NO. 92-205083, OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING NOT LESS THEN 500 FEET BELOW THE SURFACE OF SAID LAND BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE FOR THE PURPOSE OF EXTRACTING SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE IN CONNECTION THEREWITH, BUT SHALL HAVE THE RIGHT TO EXTRACT AND REMOVE SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES BY MEANS OF SLANT DRILLED WELLS LOCATED ON ADJACENT OR NEARBY LAND, OR BY ANY OTHER MEANS WHICH SHALL NOT REQUIRE ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE, AS RESERVED IN DEED RECORDED APRIL 30, 1965 IN BOOK 7502, PAGES 746 AND 759, OFFICIAL RECORDS.

AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES AS RESERVED IN THE ABOVE DEEDS, WAS CONVEYED TO SANTA FE LAND IMPROVEMENT COMPANY, A CORPORATION, IN DEEDS RECORDED MAY 12, 1996 IN BOOK 7930, PAGE 203, AND RECORDED MAY 25, 1966 IN BOOK 7942, PAGE 361, OFFICIAL RECORDS.

A.P.N. 346-404-12

EXHIBIT A-3

LEGAL DESCRIPTION OF PROPOSED REPLACED PROPERTY

KNOWN AS IL 1970104

THE REAL PROPERTY SITUATED IN WILL COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:

LOT 1 IN INTERNATIONALE CENTRE WEST, BEING A SUBDIVISION IN THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 37 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 24, 1998 AS DOCUMENT NO. R98-156310, IN WILL COUNTY, ILLINOIS.

EXHIBIT A-4

LEGAL DESCRIPTION OF PROPOSED SUBSTITUTE PROPERTY

KNOWN AS TX 4390530

BEING a 16.508 acre tract of land situated in the Jose Chirino Survey, Abstract No. 265, City of Fort Worth, Tarrant County, County, Texas, and being all of Lot 3, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. The bearings for this description are based on the bearings as they appear in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. Said 16.508 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Northeast corner of said Lot 3, Block 3, and the Northwest corner of Lot 2, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 2862, Plat Records, Tarrant County, Texas, also being on the South right of way line of Liberty Way, a 120’ wide public right of way according to the plat recorded in Cabinet A, Slide 5722, Plat Records, Tarrant County, Texas;

THENCE South 00 degrees 08 minutes 21 seconds East, leaving the South right-of-way line of Liberty Way, along the West line of said Lot 2, Block 3, a distance of 765.00 Feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southeast corner of said Lot 3, Block 3, and the Southwest corner of said Lot 2, Block 3;

THENCE South 89 degrees 51 minutes 39 seconds West, along the South line of said Lot 3, Block 3, a distance of 940.00 feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southwest corner of said Lot 3, Block 3;

THENCE North 00 degrees 08 minutes 21 seconds West, along the West line of said Lot 3, Block 3, a distance of 765.00 Feet to a 1/2” iron rod with a plastic cap stamped “RPLS 4818” set on the South right of way line of Liberty Way at the Northwest corner of said Lot 3, Block 3;

THENCE North 89 degrees 51 minutes 39 seconds East, along the South right of way line of Liberty Way, a distance of 940.00 Feet to the POINT OF BEGINNING and containing a computed area of 16.508 acres or 719,100 Square Feet.

EXHIBIT A-5

LEGAL DESCRIPTION OF PROPOSED SUBSTITUTE PROPERTY

KNOWN AS CO 0310411

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel 1:

A parcel of land located in the Southeast quarter of Section 15, Township 3 South, Range 67 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Southeast quarter of said Section 15; thence S 00°59’07” E coincident with the East line of said Southeast quarter, a distance of 716.23 feet to the Southerly line of a 30 foot railroad easement as recorded in Denver County as Reception No. 9800126772, dated August 5, 1998; thence S 89°34’25” W coincident with said Southerly line, a distance of 90.01 feet to the Westerly right of way of Havana Street and the point of beginning; thence S 00°59’07” E coincident with said Westerly right of way, a distance of 812.35 feet to the beginning of a curve to the right, having a radius of 30.00 feet and a long chord which bears S 44°00’52” W, 42.43 feet; thence along the arc of said curve, a distance of 47.12 feet through a central angle of 90°00’00” to the Northerly right of way of proposed 49th Avenue and the Northerly line of Tract C and the point of tangency; thence S 89°00’52” W, coincident with said Northerly right of way and said Northerly line, a distance of 515.00 feet; thence N 00°59’08” W, a distance of 847.66 feet to said Southerly line of said railroad easement; thence N 89°34’25” E coincident with said Southerly line, a distance of 545.05 feet to the point of beginning,

City and County of Denver,

State of Colorado.

Parcel 2:

A reciprocal non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, S. F. Pacific Property, Tippmann Property, Dillon Property and Montovani Property, over the existing 51st Avenue and New 51st Avenue as defined and established in that certain Reciprocal Easement Agreement recorded July 8, 1999 at Reception No. 9900119715,

City and County of Denver,

State of Colorado.

EXHIBIT A-6

LEGAL DESCRIPTION OF PROPOSED SUBSTITUTE PROPERTY

KNOWN AS CO 0310505

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel l:

A tract of land located in the S 1/2 of Section 15, Township 3 South, Range 67 West of the 6th P.M., City and County of Denver, State of Colorado, described as follows:

Commencing at the Northwest corner of the SE 1/4 of said Section 15, from which the S 1/4 corner of said Section 15 bears S 00 ° 41’59” E, 2654.05 feet; thence S 00° 41’59” E, 353.12 feet along the West line of the SE1/4 of said Section 15 to the South right of way line of 51st Avenue in the City and County of Denver, Colorado, as described at Reception No. 9600136067 of the records of the City and County of Denver, Colorado; thence S 89 °28’34” W, 125.00 feet along the South right of way line of said 51st Street to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15; thence S 00° 41’59” E, 374.72 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning; thence N 89°00’52” E, 964.68 feet; thence S 00° 59’08” E, 886.58 feet; thence S 89 °00’52” w, 969.10 feet to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of Section 15; thence N 00° 41’59” E, 886.59 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning,

City and County of Denver,

State of Colorado.

Parcel 2:

A reciprocal, non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, SF Pacific Property, Tippmann Property, Dillon Property and Montovani Property over the Existing 51st Avenue and New 51st Avenue, as defined and established in that certain Reciprocal Easement

Agreement recorded July 8, 1999 at Reception No. 9900119715, City and County of Denver, State of Colorado.

Parcel 3:

A reciprocal, non-exclusive easement for common driveway purposes to be used as a means of ingress and egress to and from the Catellus Property and the Suntrust Property and Florence Street, as defined and established in that certain Reciprocal Easement Agreement, Recorded June 14, 1999 at Reception No.

9900105623, City and County of Denver, State of Colorado.

EXHIBIT A-7

LEGAL DESCRIPTION OF PROPOSED SUBSTITUTE PROPERTY

KNOWN AS CO 0310415

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E, along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, departing said centerline, a distance of 371.51 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 90°00’58”, a radius of 30.00 feet, a chord which bears N44°27’07”E, 42.43 feet, an arc distance of 47.13 feet to a tangent line; thence N00°33’22”W, a distance of 1110.29 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 89°59’01”, a radius of 30.00 feet, a chord which bears N45°32’53”W, 42.42 feet, an arc distance of 47.12 feet to a tangent line; thence S89°27’36”W, a distance of 375.01 feet to the Point of Beginning.

EXCLUDING THE FOLLOWING:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, a distance of 41.23 feet to a non-tangent curve; thence along the arc of a curve to the right, having a central angle of 16°06’47”, a radius of 444.28 feet, a chord which bears N14°28’07”W, 124.53 feet, an arc distance of 124.94 feet to a tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of said Railroad Easement; thence N00°33’22”W, along said Easterly line, a distance of 905.47 feet; thence S89°27’36”W, a distance of 15.02 feet to the Point of Beginning, City and County of Denver, State of Colorado.

EXHIBIT B-1

SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND

RENTS, SECURITY AGREEMENT AND FIXTURE FILING WITH RESPECT TO CA

0591552 AND CA 0591031

See Attachment.

EXHIBIT B-2

SECOND AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF

LEASES AND RENTS WITH RESPECT TO CA 0591552 AND CA 0591031

See Attachment.

EXHIBIT B-3

AMENDMENT OF UCC-1 FINANCING STATEMENT RELATING TO CA 059552 AND

CA 0591031

See Attachment.

EXHIBIT C-1

RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING WITH RESPECT TO IL 1970104

See Attachment.

EXHIBIT C-2

RELEASE OF ASSIGNMENT OF LEASES AND RENTS WITH

RESPECT TO IL 1970104

See Attachment.

EXHIBIT C-3

TERMINATION OF UCC-1 FINANCING STATEMENT RELATING TO IL 1970104

See Attachment.

EXHIBIT D-1

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING TO BE RECORDED IN DALLAS COUNTY,

TEXAS RELATING TO TX 4390530

See Attachment

EXHIBIT D-2

ASSIGNMENT OF LEASES AND RENTS TO BE RECORDED IN DALLAS COUNTY,

TEXAS WITH RESPECT TO TX 4390530

See Attachment

EXHIBIT D-3

UCC-1 FINANCING STATEMENT WITH RESPECT TO TX 4390530

See Attachment

EXHIBIT E-1

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING RELATING TO CO 0310411, CO 0310505 AND

CO 0310415

See Attachment.

EXHIBIT E-2

ASSIGNMENT OF LEASES AND RENTS WITH RESPECT TO CO 0310411,

CO 0310505 AND CO 0310415

See Attachment.

EXHIBIT E-3

UCC-1 FINANCING STATEMENT WITH RESPECT TO CO 0310411, CO 0310505 AND

CO 0310415

See Attachment.

EXHIBIT F

THIRD AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT

(CATELLUS DEVELOPMENT CORPORATION)

See Attachment.

EXHIBIT G

THIRD AMENDMENT TO HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

(CATELLUS DEVELOPMENT CORPORATION)

See Attachment.

EXHIBIT H

THIRD AMENDMENT TO ASSIGNMENT OF WARRANTIES AND

CONTRACT RIGHTS

See Attachment.

EXHIBIT I-1

THIRD AMENDMENT TO CASH MANAGEMENT AGREEMENT

See Attachment.

EXHIBIT I-2

THIRD AMENDMENT TO CONSENT AND AGREEMENT OF MANAGER

See Attachment.

EXHIBIT I-3

CASH MANAGEMENT AGREEMENT

See Attachment.

EXHIBIT I-4

CONSENT AND AGREEMENT OF MANAGER

See Attachment.

EXHIBIT J

SECOND AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT

(PLATO REIT)

See Attachment.

EXHIBIT K

SECOND AMENDMENT TO HAZARDOUS SUBSTANCES

INDEMNITY AGREEMENT

(PLATO REIT)

See Attachment.

EXHIBIT L

AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION AND

PLATO REIT, LLC

[See Attachment]

(Exhibit B-1)

Recording Requested by and

When Recorded Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

by and between

CATELLUS FINANCE 1, L.L.C.,

a Delaware limited liability company,

as Trustor

and

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1,

as Beneficiary

Dated as of September 2, 2003

County of Orange (the “County”)

State of California (the “State”)

(Exhibit B-1)

SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND

RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”), dated as of September 2, 2003, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Trustor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Beneficiary”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

RECITALS

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Beneficiary (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 27, 1998 as Document 19980726609 in the Official Records of Orange County, California (as subsequently assigned and amended, the “Orange Deed of Trust”).

B. As described in Section 2.12 of the Loan Agreement, Trustor has the option to substitute certain properties in place of certain other properties designated by Trustor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Trustor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. Beneficiary and Trustor now desire to amend the Orange Deed of Trust to release CA 0591552 and CA 0591031, from the lien of the Orange Deed of Trust.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Authorization to Trustee to Execute Partial Reconveyance of Property under Orange Deed of Trust. Beneficiary hereby authorizes and requests that First American Title Insurance Company, as trustee under the Orange Deed of Trust, execute a deed of partial reconveyance to release and discharge from the lien of the Orange Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the Orange Deed of Trust which is more particularly described on Exhibits A-1 and A-2 attached hereto (the “Release Parcels”). All other “Property” described in and currently encumbered by the Orange Deed of Trust shall remain encumbered by the Orange Deed of Trust in accordance with the terms thereof.

3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Orange County, California, each reference in the Loan Agreement to the Deed of Trust encumbering the Release Parcels shall mean such Deed of Trust as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Orange Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the Orange Deed of Trust or any other Loan Document.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Orange Deed of Trust.

[The signature page follows]

IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

TRUSTOR:

CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

BENEFICIARY:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential

Mortgage Capital Company I, LLC, Commercial

Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore
		Name:	C. Todd Moore
		Title:	Vice President

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

EXHIBIT A-1

LEGAL DESCRIPTION OF CA 0591552

The land referred to herein is located in the City of Tustin, County of Orange, State of California, and is described as follows:

Parcel 2 of Parcel Map No. 85-197, as shown on a map filed in Book 208 Pages 44 and 45 of Parcel Maps, in the office of the county recorder of said county.

A.P.N. 430-261-25

EXHIBIT A-2

LEGAL DESCRIPTION OF CA 0591031

The land referred to herein is located in the City of Anaheim, County of Orange, State of California, and is described as follows:

PARCEL 1 AS SHOWN ON LOT LINE ADJUSTMENT NO. 277 RECORDED APRIL 2, 1992 AS INSTRUMENT NO. 92-205083, OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING NOT LESS THEN 500 FEET BELOW THE SURFACE OF SAID LAND BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE FOR THE PURPOSE OF EXTRACTING SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE IN CONNECTION THEREWITH, BUT SHALL HAVE THE RIGHT TO EXTRACT AND REMOVE SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES BY MEANS OF SLANT DRILLED WELLS LOCATED ON ADJACENT OR NEARBY LAND, OR BY ANY OTHER MEANS WHICH SHALL NOT REQUIRE ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE, AS RESERVED IN DEED RECORDED APRIL 30, 1965 IN BOOK 7502, PAGES 746 AND 759, OFFICIAL RECORDS.

AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES AS RESERVED IN THE ABOVE DEEDS, WAS CONVEYED TO SANTA FE LAND IMPROVEMENT COMPANY, A CORPORATION, IN DEEDS RECORDED MAY 12, 1996 IN BOOK 7930, PAGE 203, AND RECORDED MAY 25, 1966 IN BOOK 7942, PAGE 361, OFFICIAL RECORDS.

A.P.N. 346-404-12

(Exhibit B-2)

Recording Requested by and

When Recorded Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

SECOND AMENDMENT TO AND PARTIAL RELEASE OF

ASSIGNMENT OF LEASES AND RENTS

by and between

CATELLUS FINANCE 1, L.L.C.,

a Delaware limited liability company,

as Assignor

and

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1,

as Assignee

Dated as of September 2, 2003

County of Orange (the “County”)

State of California (the “State”)

(Exhibit B-2)

SECOND AMENDMENT TO AND PARTIAL RELEASE OF

ASSIGNMENT OF LEASES AND RENTS

THIS SECOND AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this “Amendment”), dated as of September 2, 2003, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Assignor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Assignee”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

RECITALS

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Assignee (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 27, 1998 as Document 19980726611 in the Official Records of Orange County, California (as subsequently assigned and amended, the “Orange Assignment of Leases”).

B. As described in Sections 2.12 and 2.15(a) of the Loan Agreement, Assignor has the option to substitute certain properties in place of certain other properties designated by Assignor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Assignor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. Assignee and Assignor now desire to amend the Orange Assignment of Leases to release CA 0591552 and CA 0591031, from the lien of the Orange Assignment of Leases.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Partial Release of Property under Orange Assignment of Leases. Assignee hereby releases and discharges from the lien of the Orange Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the Orange Assignment of Leases which is more particularly described on Exhibits A-1 and A-2 attached hereto and made a part hereof (the “Release Parcels”). All other “Property” described in and currently encumbered by the Orange Assignment of Leases shall remain encumbered by the Orange Assignment of Leases in accordance with the terms thereof.

3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of Orange County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the Release Parcels, shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Orange Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the Orange Assignment of Leases or any other Loan Document.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Orange Assignment of Leases.

[The signature page follows.]

IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

ASSIGNOR: CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

ASSIGNEE:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential

Mortgage Capital Company I, LLC, Commercial

Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

EXHIBIT A-1

LEGAL DESCRIPTION OF CA 0591552

The land referred to herein is located in the City of Tustin, County of Orange, State of California, and is described as follows:

Parcel 2 of Parcel Map No. 85-197, as shown on a map filed in Book 208 Pages 44 and 45 of Parcel Maps, in the office of the county recorder of said county.

A.P.N. 430-261-25

EXHIBIT A-2

LEGAL DESCRIPTION OF CA 0591031

The land referred to herein is located in the City of Anaheim, County of Orange, State of California, and is described as follows:

PARCEL 1 AS SHOWN ON LOT LINE ADJUSTMENT NO. 277 RECORDED APRIL 2, 1992 AS INSTRUMENT NO. 92-205083, OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES LYING NOT LESS THEN 500 FEET BELOW THE SURFACE OF SAID LAND BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE FOR THE PURPOSE OF EXTRACTING SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE IN CONNECTION THEREWITH, BUT SHALL HAVE THE RIGHT TO EXTRACT AND REMOVE SAID OIL, GAS OR OTHER HYDROCARBON AND MINERAL SUBSTANCES BY MEANS OF SLANT DRILLED WELLS LOCATED ON ADJACENT OR NEARBY LAND, OR BY ANY OTHER MEANS WHICH SHALL NOT REQUIRE ENTRY UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET BELOW SUCH SURFACE, AS RESERVED IN DEED RECORDED APRIL 30, 1965 IN BOOK 7502, PAGES 746 AND 759, OFFICIAL RECORDS.

AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON AND MINERAL SUBSTANCES AS RESERVED IN THE ABOVE DEEDS, WAS CONVEYED TO SANTA FE LAND IMPROVEMENT COMPANY, A CORPORATION, IN DEEDS RECORDED MAY 12, 1996 IN BOOK 7930, PAGE 203, AND RECORDED MAY 25, 1966 IN BOOK 7942, PAGE 361, OFFICIAL RECORDS.

A.P.N. 346-404-12

(Exhibit C-1)

RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING

by and between

CATELLUS FINANCE 1, L.L.C.,

a Delaware limited liability company,

as Mortgagor

and

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1,

as Mortgagee

Dated as of September 2, 2003

County of Will (the “County”)

State of Illinois (the “State”)

Record and Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

(Exhibit C-1)

RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING

THIS RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Release”), dated as of September 2, 2003, is executed by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Mortgagee”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

Mortgagee is the owner and holder of that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 7, 1999, executed by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Mortgagor”), and recorded on September 8, 1999 as Document R1999111415 in the Official Records of Will County, Illinois (as amended, the “Gillette Mortgage”), and by this Release, Mortgagee does hereby release and discharge from the lien of the Gillette Mortgage all of the property secured thereunder.

IN WITNESS WHEREOF, Mortgagee has caused this Release to be executed as of the day and year first above written.

MORTGAGEE:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential

Mortgage Capital Company I, LLC, Commercial

Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore
		Name:	C. Todd Moore
		Title:	Vice President

NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(Exhibit C-2)

RELEASE OF

ASSIGNMENT OF LEASES AND RENTS

by and between

CATELLUS FINANCE 1, L.L.C.,

a Delaware limited liability company,

as Assignor

and

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1,

as Assignee

Dated as of September 2, 2003

County of Will (the “County”)

State of Illinois (the “State”)

Record and Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

(Exhibit C-2)

RELEASE OF

ASSIGNMENT OF LEASES AND RENTS

THIS RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this “Release”), dated as of September 2, 2003, is executed by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Assignee”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

Assignee is the owner and holder of that certain Assignment of Leases and Rents dated as of September 7, 1999, executed by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Assignor”), and recorded on September 8, 1999 as Document R1999111416 in the Official Records of Will County, Illinois (as amended the “Gillette Assignment of Leases”), and by this Release, Assignee does hereby release and discharge from the lien of the Gillette Assignment of Leases all of the property secured thereunder.

IN WITNESS WHEREOF, Assignee has caused this Release to be executed as of the day and year first above written.

ASSIGNEE:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential

Mortgage Capital Company I, LLC, Commercial

Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore
		Name:	C. Todd Moore
		Title:	Vice President

NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(EXHIBIT D-1)

Recording requested by

and when recorded return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

Assessor’s Parcel Numbers:

See Exhibit A Hereof

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING

CATELLUS FINANCE 1, L.L.C.,

TRUSTOR

TO

FIRST AMERICAN TITLE INSURANCE COMPANY,

AS TRUSTEE

FOR THE BENEFIT OF

LASALLE BANK NATIONAL ASSOCIATION,

F/K/A LASALLE NATIONAL BANK,

AS TRUSTEE FOR THE REGISTERED HOLDERS OF PRUDENTIAL MORTGAGE

CAPITAL COMPANY I, LLC, COMMERCIAL MORTGAGE PASS-THROUGH

CERTIFICATES, SERIES 1998-1,

AS BENEFICIARY

DATED: AS OF SEPTEMBER 2, 2003

County: Tarrant (the “County”)

State: Texas (the “State”)

TO BE RECORDED IN THE DEED

OF TRUST RECORDS FOR THE

FOLLOWING COUNTY OF THE

STATE OF TEXAS: TARRANT

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”), dated as of September 2, 2003, is entered into by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company, as trustor (the “Trustor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, to FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee (the “Trustee”), having an address at 520 North Central Avenue, Glendale, California, 91203, for the benefit of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Beneficiary”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

R E C I T A L S

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Beneficiary (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, certain deeds of trust, mortgages and security deeds encumbering properties located within and without the state (as subsequently assigned and amended, the “Existing Mortgages”).

B. As described in Section 2.12 of the Loan Agreement, Trustor has the option to substitute certain properties in place of certain other properties designated by Trustor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Trustor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. It is a condition precedent to the consummation of the Substitution described in the foregoing paragraph that Trustor execute and deliver this Deed of Trust with respect to TX 4390530 (the Existing Mortgages and this Deed of Trust are collectively referred to herein as the “Mortgages”).

E. The term “Loan Documents” shall have the same meaning given to such term in the Loan Agreement. Unless otherwise specifically defined or used in this Deed of Trust to the contrary, capitalized terms shall have the meaning set forth in the Loan Agreement.

W I T N E S S E T H:

Trustor has GRANTED, BARGAINED, MORTGAGED, ASSIGNED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, MORTGAGE, ASSIGN, SELL and CONVEY, unto Trustee, in trust, for the benefit of Beneficiary with power of sale and right of entry and possession, all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”):

A. All those certain parcels of real property, located in the County and State (as hereinbefore defined), more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Real Estate”), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto and all of the estate, right, title, interest, claim and demand whatsoever of Trustor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate except to the extent Trustor’s interest in any structures, building and improvement may be limited as of the date hereof pursuant to the terms of an existing ground lease more particularly described in the Loan Agreement (the “Improvements”);

C. All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Trustor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Trustor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or the Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased from a third-party by tenants of space in the Improvements);

D. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights, other emblements and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or the Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor;

E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

F. All minerals, crops, timber, trees, landscaping and landscaping features now or hereafter located on, under or above the Real Estate;

G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to the Loan Agreement or any other of the other Loan Documents, including, without limitation, such funds, deposit accounts and other rights and evidence of rights to cash pursuant to those certain Cash Management Agreements executed among others, by Trustor and Beneficiary (the “Cash Management Agreements”);

H. All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Real Estate or the Improvements now existing or hereafter entered into, as same may be amended (each, a “Lease” and collectively, “Leases”) whether written or verbal and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the “Rents and Profits”) of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a “Tenant” and collectively, the “Tenants”), as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases, or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.7 hereinbelow;

I. All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Trustor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the “General Intangibles”);

L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

M. All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements (exclusive of any of the foregoing owned or leased from a third-party by tenants of space in the Improvements);

N. All right, title and interest of Trustor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

O. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

P. All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Trustor.

FOR THE PURPOSES OF SECURING:

(1) The indebtedness evidenced by the Note and the Loan Amount, together with interest as therein provided;

(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other Loan Documents and the payment of all other sums herein or therein covenanted to be paid specifically including, but without limitation, any applicable yield maintenance premiums or prepayment fees;

(3) Any and all additional advances made by Beneficiary to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Trustor’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Trustor remains the owner of the Property at the time of such advances) together with interest on such amounts as provided herein or in the other Loan Documents;

(4) Any and all other indebtedness now owing or which may hereafter be owing by Trustor to Beneficiary under the Loan, including, without limitation, all prepayment premiums, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof, it being contemplated by Trustor and Beneficiary that Trustor may hereafter become so indebted to Beneficiary, including, without limitation any modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly.

The principal amount of the indebtedness that this Deed of Trust secures as of the date hereof is $348,621,167.70.

(All of the sums referred to in the preceding five (5) paragraphs above are herein sometimes referred to as the “Secured Obligations”).

TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns forever, and Trustor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to the Permitted Exceptions;

PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note or under the other Loan Documents, including, without limitation, any prepayment premiums required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other Secured Obligations shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall release this Deed of Trust and the lien and security interest hereof by proper instrument.

ARTICLE I

COVENANTS OF TRUSTOR

For the purpose of further securing the Secured Obligations and for the protection of the security of this Deed of Trust, for so long as the Secured Obligations or any part thereof remains outstanding, Trustor covenants and agrees as follows:

1.1 Warranties of Trustor. Trustor, for itself and its successors and assigns hereby represent, warrant and covenant to and with Beneficiary, its successors, and assigns, that:

(a) First Lien. Upon the execution by the Trustor and the recording of this Deed of Trust, and upon the execution and filing of UCC-1 financing statements or amendments thereto, the Beneficiary will have a valid first lien on the Property and a valid first security interest in all personal property secured hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions (as defined in the Loan Agreement).

(b) Homestead. The Property forms no part of any property owned, used or claimed by Trustor as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Real Estate is located. Trustor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

1.2 Defense of Title. If, while this Deed of Trust is in force, the title to the Property or the interest of Beneficiary therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Trustor, at Trustor’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Trustor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps, with respect thereto as Beneficiary shall deem necessary or proper and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

1.3 Performance of Obligations. Trustor shall pay when due the principal of and the interest on the Secured Obligations in accordance with the terms of the Note and the other Loan Documents. Trustor shall also pay all charges, fees and other sums required to be paid by Trustor as provided in the Loan Documents, in accordance with the terms of the Loan Documents and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Trustor set forth in the Loan Documents in accordance with their terms. Further, Trustor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Trustor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

1.4 Payment of Taxes. Trustor shall pay or cause to be paid, except to the extent provision is actually made as provided in the Loan Agreement, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property and Trustor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Trustor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (i) the amount of such tax or assessment is paid prior to commencing such contest or (ii) all of the following conditions are satisfied: (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Trustor deposits in the Impound Account (as defined in the Loan Agreement) an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Trustor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

1.5 Casualty and Condemnation.

(a) Trustor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Beneficiary. Notwithstanding the foregoing assignment, proceeds from rent loss insurance as described in Section 4.1(g) of the Loan Agreement shall not be applied to the restoration of any casualty pursuant to this Section 1.05. Provided there is no Event of Default, to the extent that Trustor makes all of the requisite payments on the Loan with respect to a given period, Beneficiary shall pay to Trustor the rent loss insurance proceeds held by the Beneficiary which relate to such period. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Trustor’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Trustor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that, so long as no Default or Event of Default shall have occurred, Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) five percent (5%) of the Allocated Loan Amount (as defined in the Loan Agreement) of the affected Property Parcel or (ii) $250,000.00 All insurance proceeds coming into possession of Beneficiary shall not be deemed trust funds and Beneficiary shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant hereto to the payment of the Secured Obligations or to allow all or a portion of such proceeds to be used for the restoration of the Property. In the event any such insurance proceeds shall be used to reduce the Secured Obligations, Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums.

(b) Notwithstanding the foregoing, in the event that (i) less than sixty percent (60%) of the Improvements located on a Property Parcel having an Allocated Loan Amount of Two Million Dollars ($2,000,000.00) or more have been taken or destroyed, or (ii) all or any portion of the Improvement located on a Property Parcel having an Allocated Loan Amount of less than Two Million Dollars ($2,000,000.00) have been taken or destroyed, then if and so long as:

(1) no Default (as defined in the Loan Agreement) or Event of Default is then continuing hereunder or under any of the other Loan Documents, and

(2) the Property Parcel can, in Beneficiary’s judgment, with diligent restoration or repair, be returned to a condition at least substantially equal to the condition that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) nine (9) months (or twelve (12) months provided the Property Parcel is covered by not less than twenty-four (24) months of rent loss insurance (as described in Section 4.1(g) in the Loan Agreement) or equivalent security posted with and acceptable to Beneficiary) after the casualty or taking, and (ii) sixty (60) days prior to the stated maturity date of the Note, and

(3) all necessary governmental approvals can be obtained to allow the rebuilding and re-occupancy of the Property Parcel as described in Section 1.5(b)(2) above, and

(4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Trustor, the full amount of which shall, at Beneficiary’s option, have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

(5) the economic feasibility of the Improvements after such restoration or repair in Beneficiary’s reasonable determination will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property Parcel and debt service on the proportionate share of the Secured Obligations in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, which feasibility study may include, among other factors, whether the existing tenant remains obligated to the then existing lease or whether a new tenant has entered into a lease the term of which will commence upon completion of the restoration, and

(6) evidence satisfactory to Beneficiary, and subject to Rating Confirmation (as defined in the Loan Agreement), that the NOI (as defined in the Loan Agreement, except, that for the purposes hereof, Beneficiary will look to the twelve (12) month period following the restoration) of the Property Parcel after the restoration will equal or exceed the NOI immediately prior to the casualty or the taking, as Beneficiary may reasonably determine. In calculating NOI, Beneficiary shall not consider proforma or projected leases but shall include (x) all Rents and Profits from any existing Lease that, in accordance with its terms, has not been and may not be, terminated or extinguished as a result of the casualty or the taking (unless waived in writing by the Tenant), provided that the Rents and Profits are not abated, reduced or eliminated (unless such abated, reduced or eliminated Rents and Profits are insured under an existing business interruption/rent loss policy) and (y) all Rents and Profits from all newly executed, arms-length Leases, to the extent applicable, and

(7) in the event that the insurance proceeds or condemnation awards received as a result of such casualty or partial taking exceed the lesser of (i) five percent (5%) of the Allocated Loan Amount for the Property Parcel or (ii) $250,000.00, Trustor shall have delivered to Beneficiary, at Beneficiary’s option and at Trustor’s sole cost and expense, an appraisal report in form and substance reasonably satisfactory to Beneficiary appraising the value of the Property Parcel as proposed to be restored or repaired to be not less than the appraised value of the Property Parcel considered by Beneficiary in its determination to make the loan secured hereby, and

(8) Trustor elects to fully restore or repair the Improvements by written notice delivered to Beneficiary prior to the end of the fifth (5th) Business Day (as defined in the Loan Agreement) after settlement of the aforesaid insurance or condemnation claim, then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Trustor therefor, to Trustor in the manner and upon such terms and conditions as would be required by a prudent construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its reasonable discretion (with retainages of not less than twenty-five percent (25%)) and with any remainder being applied by Beneficiary, at its option, for payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion without the imposition of any Yield Maintenance Charge (as defined in the Note) or other prepayment fee, provided, however, that no Event of Default shall have occurred under the Loan Documents.

(c) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on a Property Parcel having an Allocated Loan Amount of Two Million Dollars ($2,000,000.00) or more have been taken or destroyed or Trustor does not elect to restore or repair the Property Parcel pursuant to clause (b) above or otherwise fails to meet the requirements of clause (b) above, then, in either such events, Beneficiary shall elect, in Beneficiary’s sole and absolute discretion and without regard to the adequacy of Beneficiary’s security, to do either of the following: (1) apply all of the proceeds (net of fees, costs and expenses, including, but not limited to legal fees, incurred by Beneficiary) received pursuant to this Section to the payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion and without the imposition of the Yield Maintenance Charge (as defined in the Note), provided that an Event of Default shall not have occurred and be continuing at the time of the taking or destruction or at the time of application of insurance proceeds and with any remainder being paid to Trustor, or (2) notwithstanding that Trustor may have elected not to restore or repair the Property Parcel pursuant to the provisions of Section 1.5(b)(8) above, if the Beneficiary determines it is economically feasible to restore the Property Parcel in accordance with Section 1.5(b)(5), above, then, the Beneficiary may require Trustor to restore or repair the Property Parcel in the manner and upon such terms and conditions as would be required by a prudent construction lender, including, but not limited to, the deposit by Trustor with

Beneficiary, within thirty (30) days after demand therefor, of any deficiency reasonably determined by Beneficiary to be necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary’s costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Beneficiary first, provided no Event of Default exists, to return to Trustor any such amounts deposited by Trustor, and thereafter, for payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion.

Any reduction in the Secured Obligations resulting from Beneficiary’s application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the Secured Obligations and, in any event, the unpaid portion of the Secured Obligations shall remain in full force and effect and Trustor shall not be excused in the payment thereof. If Trustor elects as provided above or Beneficiary directs Trustor to restore or repair the Property Parcel after the occurrence of a casualty or partial taking of the Property Parcel as provided above, Trustor shall promptly and diligently, at Trustor’s sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property Parcel as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Trustor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Trustor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Trustor (which power of attorney shall be irrevocable so long as any portion of the Secured Obligations is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section 1.5, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

1.6 Mechanics’ Liens. Trustor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; provided, however, that, Trustor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Trustor shall contest any such claim or demand, Trustor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary’s request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary’s interest and security should the contest be unsuccessful. If Trustor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

1.7 Assignment of Leases and Rents. Trustor acknowledges and confirms that, as additional collateral security for the payment of the indebtedness secured hereby, and cumulative of any and all rights and remedies herein provided, it has executed and delivered to Beneficiary an Assignment of Leases and Rents of even date herewith (the “Assignment”), intending such Assignment to create a present, absolute assignment to Beneficiary of all current or future leases of all or any portion of the Property and Rents and Profits. It is agreed that, notwithstanding that the Assignment provides for a present, absolute and executed assignment of the Rents and Profits and of the Leases, Trustor is hereby permitted, at the sufferance of Beneficiary and at its discretion, and is hereby granted a license by Beneficiary, to retain possession of the Leases and to retain the Rents and Profits that are delivered to Trustor pursuant to the Cash Management Agreements unless and until the occurrence of a Sweep Event (as defined in the Cash Management Agreements). Upon the occurrence of an Event of Default (as hereinafter defined), the aforementioned license granted to Trustor shall automatically terminate without notice to Trustor, and Beneficiary may thereafter, without taking possession of the Property, take possession of the Leases and collect and retain the Rents and Profits in accordance with the terms and conditions of the Cash Management Agreements, the Assignment and the other Loan Documents. Upon the occurrence of an Event of Default under this Deed of Trust, Beneficiary shall be entitled to exercise any or all of the remedies provided in this Deed of Trust and in the Assignment, including, without limitation, the appointment of a receiver. The Assignment shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

1.8 Leases and Licenses.

(a) Prior to the date hereof, Trustor has submitted to Beneficiary for approval a copy of the form or forms of Lease Trustor uses in leasing space in the Improvements. After the date hereof, but prior to execution of any new Leases of space in the Improvements, Trustor shall submit to Beneficiary, for Beneficiary’s prior approval, which approval shall not be unreasonably withheld, a copy of any new form Lease Trustor plans to use in leasing space in the Improvements which differs materially from the form or forms of Lease previously submitted to Beneficiary for approval. All Leases and modifications of Leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such Leases shall also provide for security deposits in reasonable amounts consistent with prevailing market conditions. Trustor shall also submit to Beneficiary for Beneficiary’s approval, which approval shall not be unreasonably withheld or delayed, prior to the execution thereof, any proposed Lease of the Improvements, or any portion thereof, or any modification of Lease, that differs materially and adversely from the aforementioned form Lease, including, without limitation, such Leases which fail to contain the provisions required under Section 1.8(b) hereof. Trustor shall not execute any Lease for all or a substantial portion of the Property, except for an actual occupancy by the Tenant lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Upon the request of Beneficiary, Trustor shall deliver to Beneficiary a copy of each such Lease. Promptly after its full execution, Trustor shall deliver a complete copy of every Lease and amendment of a Lease. Trustor shall not do or suffer to be done any act, or omit to take any action, that might result in a default by the landlord, lessor or licensor under any such Lease or allow the Tenant thereunder to withhold payment of rent or cancel or terminate same and shall not further assign any such Lease, Rents or Profits. Trustor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such Leases and Trustor shall not anticipate, discount, release, waive, compromise or otherwise discharge any rent payable under any of the Leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located and in such manner as is most consistent with maintaining or enhancing the value of the Property. Trustor shall not, without the prior written consent of Beneficiary, modify any of the Leases, terminate or accept the surrender of any Leases, waive or release any other party from the performance or observance of any obligation or condition under such Leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located and in such manner as is most consistent with maintaining or enhancing the value of the Property. From the date hereof, Trustor shall not enter into any new lease which permits the prepayment of any rents under any of the Leases for more than one (1) month prior to the due date thereof.

(b) Each Lease executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Beneficiary, that the Tenant, will recognize as its landlord, lessor or licensor, as applicable, and attorn to any person succeeding to the interest of Trustor upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that (x) neither Beneficiary nor any successor-in-interest shall be bound by any payment of rent for more than one (1) month in advance (unless such rent is delivered and retained by Beneficiary) or any material amendment or modification of said Lease made without the express written consent of Beneficiary or said successor-in-interest, and (y) neither Beneficiary nor said successor-in-interest shall be bound by any indemnity or other obligation of Trustor accruing prior to foreclosure of this Deed of Trust or deed in lieu of foreclosure, and (z) neither Beneficiary nor successor-in-interest shall be bound by any construction obligation of Trustor, unless ratified by Beneficiary or said successor-in-interest.

(c) Subject to Rating Confirmation (as defined in the Loan Agreement), Beneficiary may at any time and from time to time by specific written instrument intended for such purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Trustor, any tenant or any other person. Notice is hereby given to each tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

(d) Upon the occurrence and during the continuance of an Event of Default under this Deed of Trust, whether before or after the Secured Obligations are declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Beneficiary, Trustor shall surrender to Beneficiary and Beneficiary shall be entitled to take, actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Beneficiary shall have, and Trustor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into Leases with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Trustor expressly acknowledges and agrees that the term of any such Lease may extend beyond the date of any foreclosure sale of the Property, it being the intention of Trustor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Trustor for the purpose of making and entering into Leases of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such Leases had been made by Trustor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Trustor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Trustor so long as any portion of the Secured Obligations is outstanding, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Trustor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any Lease covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. TRUSTOR SHALL, AND DOES HEREBY, INDEMNIFY BENEFICIARY FOR, AND HOLD BENEFICIARY HARMLESS FROM, ANY AND ALL CLAIMS, ACTIONS, DEMANDS, LIABILITIES, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY BENEFICIARY UNDER ANY SUCH LEASE OR UNDER THIS DEED OF TRUST OR BY THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST BENEFICIARY BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY SUCH LEASE OTHER THAN THOSE FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY. Should Beneficiary incur any such liability, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys’ fees, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately due and payable to Beneficiary by Trustor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Secured Obligations. Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such Lease, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the Tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Trustor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section.

(e) Trustor covenants and agrees that it shall not enter into, modify or terminate any Lease (x) affecting fifty percent (50%) or more of the gross leasable area of the Improvements on any Property Parcel, or (y) affecting 10,000 square feet or more of any Property Parcel that is a multi-tenant office building or, 40,000 square feet or more in the case of any other type of Property Parcel, or (z) having a term (which shall include any and all extension periods) of ten (10) years or more, without the prior written approval of Beneficiary, which approval shall not be unreasonably withheld. Trustor (as required) shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (i) such biographical and financial information about the proposed Tenant as Beneficiary may require in conjunction with its review, (ii) a copy of the proposed form of Lease or modification, (iii) a summary of the material terms of such proposed Lease or modification (including, without limitation, rental terms and the term of the proposed lease or modification and any options) and (iv) such other information as Beneficiary may reasonably request. It is acknowledged that Beneficiary intends to include (as applicable) among its criteria for approval the following: (i) such Lease or modification shall be with a bona-fide arm’s-length Tenant; (ii) such Lease or modification shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and Leases in the market area of the Property Parcel; (iii) such Lease or modification shall provide that the Tenant pays for its expenses; (iv) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market area of the Property Parcel; and (v) such Lease shall contain subordination and attornment provisions in form and content acceptable to Beneficiary. All notices requesting Beneficiary’s approval shall clearly and prominently state “APPROVAL REQUEST” thereon. If Beneficiary has not responded to the Trustor’s request for Lease approval after ten (10) days from that date such approval request is deemed received (as provided in the provisions governing the giving of notices in the Loan Agreement), Trustor shall send a second notice which contains a legend on the face of the envelope and on such notice, printed in bold typeface of at least 10 pitch or larger which reads: “FAILURE TO RESPOND TO THE ENCLOSED REQUEST WITHIN FIVE (5) DAYS OF RECEIPT HEREOF IS DEEMED APPROVAL.” If Beneficiary fails to respond to the second notice within five (5) days after receipt of such second request, such Lease shall be deemed approved, provided that all the documents and information required to be furnished to Mortgagee in connection with such request notice have been properly furnished pursuant to this Section 1.8(e). Beneficiary shall be entitled to charge and Trustor agrees to pay to Beneficiary the administrative fees incurred in connection with the review, approval and other matters relating to Leases, including without limitation, all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees).

1.9 Payment of Utilities, Assessments, Charges, Etc. Trustor shall pay when due all utility charges which are incurred by Trustor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

1.10 Access Privileges and Inspections. Beneficiary and the agents, representatives and employees of Beneficiary shall, subject to the rights of Tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times and, except in the event of an emergency, upon reasonable notice (which notice may be telephonic), for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Trustor relating to the Property. Trustor shall lend assistance to all such agents, representatives and employees of Beneficiary.

1.11 Abandonment; Waste; Alteration of Improvements. Trustor shall not abandon all or any material portion of the Property nor commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Trustor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, except with respect to tenant improvements made in the ordinary course of business or made pursuant to Section 9.4(b) of the Loan Agreement), without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, except with respect to tenant improvements as provided in the Loan Agreement, Trustor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

1.12 Zoning. Without the prior written consent of Beneficiary, Trustor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Trustor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Trustor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Trustor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. For so long as the Secured Obligations are outstanding, Trustor shall operate the each of the Property Parcels in the same manner as each is now operated, except where an alternative use is specifically permitted under the Loan Agreement. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Trustor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary’s prior written consent, Trustor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

1.13 Further Documentation.

Trustor shall, on the request of Beneficiary and at the expense of Trustor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically, without limitation, any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Beneficiary, upon Beneficiary’s request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred hereunder, stating whether any offsets or defenses exist against the Secured Obligations and containing such other matters as Beneficiary may reasonably require.

1.14 Payment of Costs; Reimbursement to Beneficiary. Trustor shall pay all costs and expenses of every character reasonably incurred to close, administer or enforce the Loan evidenced by the Note and secured hereby or attributable or chargeable to Trustor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys’ fees. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Trustor or any person in possession holding under Trustor. Trustor hereby acknowledges and agrees that the remedies set forth in this Section 1.14 shall be exercisable by Beneficiary, and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Trustor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Trustor of a voluntary case or the filing against Trustor of an involuntary case pursuant to or within the meaning of the Bankruptcy Code (as defined in the Loan Agreement) or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Trustor, Beneficiary, any guarantor or indemnitor, the Secured Obligations or any of the Loan Documents. Trustor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expense with respect to any Event of Default, any liens (i.e., judgments, mechanics’ and materialmen’s liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including, but not limited to, claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon (except that which is due to Beneficiary’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction), including, without limitation, in any case, reasonable attorneys’ fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Secured

Obligations. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

1.15 Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Trustor hereby grants to Beneficiary a security interest in, all sums on deposit with Beneficiary pursuant to the provisions of this Deed of Trust, the Loan Agreement, or any of the other Loan Documents and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the “Collateral”), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Trustor’s leasehold interest in any of the foregoing property which is leased by Trustor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Trustor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Trustor shall, from time to time (but not more than one (1) time in any twelve (12) month period) upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require. Trustor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Trustor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Trustor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

1.16 Security Agreement. This Deed of Trust constitutes a security agreement between Trustor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code as adopted and enacted by the State or States where any of the Collateral is located (as amended and recodified from time to time, the “Uniform Commercial Code”). Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints (irrevocably and coupled with an interest) Beneficiary the attorney-in-fact of Trustor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. To the extent specifically provided herein, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Trustor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Trustor agrees to furnish Beneficiary with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Trustor within ten (10) days of the effective date of any such change. Upon the occurrence of any Event of Default, Beneficiary shall have the rights and remedies as prescribed in this Deed of Trust, or as prescribed by general law, or as prescribed by the Uniform Commercial Code, all at Beneficiary’s election. Any disposition of the Collateral may be conducted by an employee or agent of Beneficiary. Any person, including both Trustor and Beneficiary, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary’s reasonable attorneys’ fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations. Beneficiary shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Trustor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Real Estate, or at a place designated by Beneficiary. If notice is required by law, Beneficiary shall give Trustor at least ten (10) days’ prior written notice of the time and place of any public sale of such property, or adjournments thereof, or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor. No such notice is necessary for any such property that is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to the Uniform Commercial Code:

(a) In the event of a foreclosure sale, the Property may, at the option of Beneficiary, be sold as a whole; and

(b) It shall not be necessary that Beneficiary take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

(c) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

The name and address of Trustor (as Debtor under any the Uniform Commercial Code) are:

Catellus Finance 1, L.L.C.

201 Mission Street – Suite 340

San Francisco, California 94105

The name and address of Beneficiary (as Secured Party under the Uniform Commercial Code) are:

LaSalle Bank National Association, f/k/a LaSalle National Bank

As trustee for the registered Holders of Prudential Mortgage

Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1

135 South LaSalle Street, Suite 1625

Chicago, Illinois 60647-4107

1.17 Easements and Rights-of-Way. Trustor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Beneficiary which consent shall not be unreasonably withheld. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent provided that Beneficiary is paid a standard review fee together with all other expenses, including, without limitation, reasonable attorneys’ fees, incurred by Beneficiary in the review of Trustor’s request and in the preparation of documents effecting the subordination.

1.18 Compliance with Laws. Trustor shall at all times comply with all statutes, ordinances, orders, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental requirements (specifically including, but without limitation, the Texas Solid Waste Disposal Act (V.T.C.A. Health and Safety Code §361.001 et seq.) and the Texas Water Code (V.T.C.A. Water Code §§26.001-26.407)), even if such compliance shall require structural changes to the Property; provided, however, that, Trustor may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Trustor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

1.19 Additional Taxes. In the event of the enactment after this date of any law of the state where any portion of the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust, the Secured Obligations or the Beneficiary, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Trustor may elect a Substitution (as defined and described in the Loan Agreement) or a Partial Defeasance (as defined and described in the Note) in accordance with the terms, covenants and conditions thereof, or, upon failure of Trustor to so elect, Beneficiary may elect, by notice in writing given to Trustor, to declare that portion of the Secured Obligation (based on the Allocated Loan Amount of that portion of the Property), to become due and payable in full thirty (30) days from the giving of such notice.

1.20 The Secured Obligations. It is understood and agreed that this Deed of Trust shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts outstanding as of the date hereof. It is agreed that any future advances made by Beneficiary to or for the benefit of Trustor from time to time under this Deed of Trust or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Beneficiary, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Deed of Trust and shall have the same priority as all amounts, if any, outstanding as of the date hereof and shall be subject to all of the terms and provisions of this Deed of Trust.

1.21 Trustor’s Waivers. To the full extent permitted by law, Trustor agrees that Trustor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Secured Obligations prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Trustor, for Trustor and Trustor’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Secured Obligations (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Trustor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Trustor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the Secured Obligations without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Secured Obligations out of the proceeds of sale of the Property in preference to every other claimant whatever. Furthermore, Trustor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the Secured Obligations to the fullest extent permitted by law. Trustor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Trustor, Trustor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the Secured Obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

1.22 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

TRUSTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN NEW YORK AND THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED OR IN NEW YORK, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING INVOLVING THE PROPERTY OR THE LOAN IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TRUSTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE TRUSTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

BENEFICIARY AND TRUSTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE SECURED OBLIGATIONS OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR TRUSTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR TRUSTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

TRUSTOR’S INITIALS:

1.23 Attorney-in-Fact Provisions. With respect to any provision of this Deed of Trust or any other Loan Document whereby Trustor grants to Beneficiary a power-of-attorney, provided no Default or Event of Default has occurred under this Deed of Trust, Beneficiary shall first give Trustor written notice at least three (3) days prior to acting under such power, which notice shall demand that Trustor first take the proposed action within such period and advising Trustor that if it fails to do so, Beneficiary will so act under the power; provided, however, that, in the event that a Default or an Event of Default has occurred, or if necessary to prevent imminent death, serious injury, damage, loss, forfeiture or diminution in value to the Property or any surrounding property or to prevent any adverse effect on Beneficiary’s interest in the Property, Beneficiary may act immediately and without first giving such notice. In such event, Beneficiary will give Trustor notice of such action as soon thereafter as reasonably practical.

1.24 Management. The management of the Property shall be by either: (a) Trustor or an entity affiliated with Trustor approved by Beneficiary for so long as Trustor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Beneficiary. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended in any material respect without the prior written consent of Beneficiary. After an Event of Default or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Trustor to terminate, such management contract upon thirty (30) days’ notice and to retain, or to direct Trustor to retain, a new management agent approved by Beneficiary. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Trustor’s liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Trustor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

1.25 INDEMNIFICATION; SUBROGATION.

(A) TRUSTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS AGAINST: (I) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDERS OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY, THE SECURED OBLIGATIONS, AND (II) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES (INCLUDING BENEFICIARY’S REASONABLE ATTORNEYS’ FEES) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY IN CONNECTION WITH THE SECURED OBLIGATIONS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY BENEFICIARY OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS DEED OF TRUST; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE TRUSTOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS BENEFICIARY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY BY REASON OF BENEFICIARY’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.

(B) IF BENEFICIARY IS MADE A PARTY DEFENDANT TO ANY LITIGATION OR ANY CLAIM IS THREATENED OR BROUGHT AGAINST BENEFICIARY CONCERNING THE SECURED OBLIGATIONS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR THE CONSTRUCTION, MAINTENANCE, OPERATION OR OCCUPANCY OR USE THEREOF, THEN TRUSTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ALL LIABILITY BY REASON OF SAID LITIGATION OR CLAIMS, INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES INCURRED BY BENEFICIARY IN ANY SUCH LITIGATION OR CLAIM, WHETHER OR NOT ANY SUCH LITIGATION OR CLAIM IS PROSECUTED TO JUDGMENT. IF BENEFICIARY COMMENCES AN ACTION AGAINST TRUSTOR TO ENFORCE ANY OF THE TERMS HEREOF OR TO PROSECUTE ANY BREACH BY TRUSTOR OF ANY OF THE TERMS HEREOF OR TO RECOVER ANY SUM SECURED HEREBY, TRUSTOR SHALL PAY TO BENEFICIARY ITS REASONABLE ATTORNEYS’ FEES AND EXPENSES. THE RIGHT TO SUCH ATTORNEYS’ FEES AND EXPENSES SHALL BE DEEMED TO HAVE ACCRUED ON THE COMMENCEMENT OF SUCH ACTION, AND SHALL BE ENFORCEABLE WHETHER OR NOT SUCH ACTION IS PROSECUTED TO JUDGMENT. IF TRUSTOR BREACHES ANY TERM OF THIS DEED OF TRUST, BENEFICIARY MAY ENGAGE THE SERVICES OF AN ATTORNEY OR ATTORNEYS TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF SUCH ENGAGEMENT FOLLOWING ANY BREACH BY TRUSTOR, TRUSTOR SHALL PAY BENEFICIARY REASONABLE ATTORNEYS’ FEES AND EXPENSES INCURRED BY BENEFICIARY, WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED AGAINST TRUSTOR BY REASON OF SUCH BREACH. ALL

REFERENCES TO “ATTORNEYS” IN THIS SUBSECTION AND ELSEWHERE IN THIS DEED OF TRUST SHALL INCLUDE, WITHOUT LIMITATION ANY ATTORNEY OR LAW FIRM ENGAGED BY BENEFICIARY AND BENEFICIARY’S IN-HOUSE COUNSEL, AND ALL REFERENCES TO “FEES AND EXPENSES” IN THIS SUBSECTION AND ELSEWHERE IN THIS DEED OF TRUST SHALL INCLUDE, WITHOUT LIMITATION, ANY FEES OF SUCH ATTORNEY OR LAW FIRM AND APPELLATE COUNSEL FEES, IF APPLICABLE AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF BENEFICIARY’S IN-HOUSE COUNSEL.

(C) A WAIVER OF SUBROGATION SHALL BE OBTAINED BY TRUSTOR FROM ITS INSURANCE CARRIER AND, CONSEQUENTLY, TRUSTOR WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER AGAINST BENEFICIARY, ITS OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES, FOR LOSS OF OR DAMAGE TO TRUSTOR, THE PROPERTY, TRUSTOR’S PROPERTY OR THE PROPERTY OF OTHERS UNDER TRUSTOR’S CONTROL FROM ANY CAUSE INSURED AGAINST OR REQUIRED TO BE INSURED AGAINST BY THE PROVISIONS OF THIS DEED OF TRUST.

ARTICLE II

EVENTS OF DEFAULT

The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default under this Deed of Trust and under each of the other Loan Documents.

(a) An Event of Default, as defined in the Loan Agreement, shall occur;

(b) Trustor fails to punctually perform any covenant, agreement or obligation under this Deed of Trust which requires payment of any money to Beneficiary at the time or within any applicable period set forth herein, or if no time or period is set forth herein, then within ten (10) Business Days of the date such payment is due (except that no grace period is provided for payments due under the Note which is secured hereby) or following demand if there is no due date; or

(c) Trustor fails to perform any other Secured Obligation or term or condition set forth in this Deed of Trust other than those described in subparagraph (b) above and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Trustor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Trustor commences to cure such default promptly after receipt of notice thereof from Beneficiary and Beneficiary’s security is not otherwise materially impaired, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days.

ARTICLE III

REMEDIES

3.1 Remedies Available. If there shall occur an Event of Default under this Deed of Trust, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

(a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Secured Obligations to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Trustor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment premium provided for in the Note shall then be immediately due and payable.

(b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Trustor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary’s judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Trustor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Secured Obligations.

(c) Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

(d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Trustor and without regard to the adequacy of the Property for the repayment of the Secured Obligations or the solvency of Trustor or any person or persons liable for the payment of the Secured Obligations, and Trustor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of

Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the Secured Obligations or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

(e) Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions with respect to all or any portion of the Secured Obligations pursuant to the statutes in such case made and provided, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

(1) Should Beneficiary have elected to accelerate the indebtedness secured hereby, Beneficiary may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale. The Trustee of this Deed of Trust shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o’clock a.m. and four o’clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Texas in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Texas then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Texas in which any part of the Property is situated at least twenty-one (21) consecutive days before the date of said sale of the Property. Beneficiary shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Beneficiary purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Beneficiary upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Trustor authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Trustor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Trustor as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Beneficiary, at least twenty-one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the County where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Trustor. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Trustor indicated on the first page of this Deed of Trust, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

(2) Should Beneficiary have not elected to accelerate the indebtedness secured hereby, Beneficiary may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Deed of Trust due, and provided that if said sale is made because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

(3) In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys’ fees and costs, shall be paid by Trustor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys’ fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder.

(f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Beneficiary, or Trustee, upon written request of Beneficiary, to enforce the payment of the Secured Obligations or any portion thereof or the other obligations of Trustor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

(g) Additional Cross-Collateralization/Cross-Default Remedies. Without limiting any other provisions of this Deed of Trust:

(i) upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Beneficiary against Trustor under the Mortgages or any of the other documents evidencing, securing or otherwise relating to the Secured Obligations at law or in equity may be exercised by Beneficiary at any time and from time to time, whether or not all or any of the Secured Obligations shall be declared due and payable, and whether or not Beneficiary shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Property Parcels secured by the Mortgages. Any such actions taken by Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Trustor agrees that if an Event of Default is continuing (i) Trustor hereby waives and forever relinquishes any “one action”, “election of remedies” or “marshalling” law or rule to the fullest extent permitted by law, and (ii) all liens and other rights, remedies or privileges provided to Beneficiary shall remain in full force and effect until Beneficiary has exhausted all of its remedies against all or any of the Property Parcels secured by the Mortgages and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Secured Obligations or the Secured Obligations have been paid in full; and

(ii) Nothing contained herein or in any other Loan Document shall be construed as requiring Beneficiary to resort to any Property Parcels for the satisfaction of any of the Secured Obligations in preference or priority to any other Property Parcel secured by any of the Mortgages, and Beneficiary may seek satisfaction out of each and every Property Parcel or any part thereof, in its absolute discretion in respect of the Secured Obligations. In addition, Beneficiary shall have the right from time to time to partially foreclose one or more of the Mortgages in any manner and for any amounts of the Secured Obligations secured by the Mortgages then due and payable as determined by Beneficiary in its sole discretion, including the following circumstances: (i) in the event of any Event of Default by Trustor caused by a failure to make one or more scheduled payments of principal and interest, Beneficiary may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Beneficiary elects to accelerate less than the entire outstanding principal balance of the Secured Obligations, Beneficiary may foreclose one or more of the Mortgages to recover so much of the principal balance of the Secured Obligations as Beneficiary may elect to accelerate, and to recover such other sums secured by one or more of the Mortgages as Beneficiary may elect. Notwithstanding one or more partial foreclosures, each and every Property Parcel shall remain subject to the Secured Obligations to secure payment of sums secured by the Secured Obligations and not previously recovered.

(h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

(a) To payment of the reasonable costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary’s right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers’ fees, court costs, attorneys’, accountants’, appraisers’, managers’ and other professional fees, title charges and transfer taxes.

(b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

(c) To payment of the Secured Obligations or otherwise payable under the Loan Documents, in any order that Beneficiary chooses in its sole discretion.

The remainder, if any, of such funds shall be disbursed to Trustor or to the person or persons legally entitled thereto.

3.3 Right and Authority of Receiver or Beneficiary in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary’s or the receiver’s sole discretion, all at Trustor’s expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Trustor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Beneficiary’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Trustor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Trustor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (r) do any acts which Beneficiary in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Trustor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any Lease, contract, concession, license or other agreement to Beneficiary without proof of the Event of Default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Trustor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such Lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Trustor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Trustor’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Trustor’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any portion of the Secured Obligations is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Trustor, shall be a demand obligation owing by Trustor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the Secured Obligations.

3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Trustor or Trustor’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Trustor (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the County.

3.5 Notice to Account Debtors. Beneficiary may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Trustor included in the Property to pay Beneficiary directly. Trustor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

3.6 Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or of any other provision of the Loan Documents as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any Default or Event of Default. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

3.7 Payment of Expenses. Trustor shall pay on demand all of Beneficiary’s expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Trustor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

3.8 Fair Market Value. To the extent Section 51.003 of the Texas Property Code, or any amendment thereto or judicial interpretation thereof, requires that the “fair market value” of the Property shall be determined as of the foreclosure date in order to enforce a deficiency against Trustor or any other party liable for the repayment of the indebtedness secured hereby, the term “fair market value” shall include those matters required by law and shall also include the additional factors as follows:

(1) The Property is to be valued “AS IS, WHERE IS” and “WITH ALL FAULTS” and there shall be no assumption of restoration of or refurbishment of the Property after the date of foreclosure;

(2) There shall be an assumption of a prompt resale of the Property for an all cash sales price by the purchaser at the foreclosure so that no extensive holding period should be factored into the determination of “fair market value” of the Property;

(3) An offset to the fair market value of the Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Property, including, but not limited to, brokerage commissions, title policy expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of real property similar to the Property; and

(4) After consideration of the factors required by law and those required above, an additional discount factor shall be calculated based upon the estimated time it will take to effectuate a sale of the Property so that the “fair market value” as so determined is discounted to be as of the date of the foreclosure of the Property.

ARTICLE IV

CONCERNING THE TRUSTEE

4.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourse of Beneficiary.

4.2 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Trustor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

4.3 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

4.4 Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Trustor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

4.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Trustor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Trustor.

4.6 Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee’s place.

4.7 No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

5.1 Time of Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

5.2 Release of Deed of Trust. If all of the Secured Obligations be paid or, if the Property or any portion thereof shall be substituted therefor by defeasance or by the Trustor’s right of Substitution as provided in the Loan Agreement, then and in that event only, all rights, or the applicable portion of the Beneficiary’s rights, under this Deed of Trust, except for those provisions hereof which by their terms survive, shall terminate and the Property, or portion thereof (as applicable) shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Beneficiary in due form at Trustor’s cost. No release or partial release of this Deed of Trust or the lien hereof shall be valid unless executed by Beneficiary.

5.3 Certain Rights of Beneficiary. Without affecting Trustor’s liability for the payment of any of the Secured Obligations, Beneficiary may from time to time and without notice to Trustor: (a) release any person liable for the payment of the Secured Obligations or portion thereof; (b) extend or modify the terms of payment of the Secured Obligations or portion thereof; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Secured Obligations or portion thereof; (d) reconvey any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

5.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the Loan Documents.

5.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be given and become effective as provided in Section 11.2 of the Loan Agreement.

5.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Trustor and the successors and assigns of Trustor, including, but not limited to, all successors in interest of Trustor in and to all or any part of the Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Trustor or Beneficiary shall be deemed to include all such parties’ successors and assigns, and the term “Beneficiary” as used herein shall also mean and refer to any lawful holder or owner, including, but not limited to, pledgees and participants, of any of the Secured Obligations.

5.7 Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.8 Gender. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

5.9 Waiver: Discontinuance of Proceedings. Beneficiary may waive any single Event of Default by Trustor hereunder without waiving any other prior or subsequent default or Event of Default. Beneficiary may remedy any Event of Default by Trustor hereunder without waiving the default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any Event of Default by Trustor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Trustor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Trustor in any case shall of itself entitle Trustor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Trustor and Beneficiary shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.

5.10 Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

5.11 GOVERNING LAW. EXCEPT AS HEREINAFTER PROVIDED, THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES. IT IS THE INTENT OF THE PARTIES HERETO THAT THE PROVISIONS OF SECTION 5-1401 OF THE

GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK APPLY TO THIS DEED OF TRUST. ACCORDINGLY, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR ENFORCEMENT OF THE POWER OF SALE GRANTED HEREUNDER AND THE CREATION, PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS CREATED PURSUANT THERETO AND HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE WHERE THE REAL ESTATE IS LOCATED. EXCEPT AS PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE, TRUSTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN NEW YORK GOVERNS THIS DEED OF TRUST.

5.12 Counting of Days. The term “days” when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which any portion of the Real Estate is located, the period shall be deemed to end on the next succeeding Business Day, as that term is defined in the Loan Agreement.

5.13 Relationship of the Parties. The relationship between Trustor and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

5.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Beneficiary at Trustor’s request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

5.15 Unsecured Portion of Indebtedness. If any part of the Secured Obligations cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

5.16 Cross Default. An Event of Default hereunder shall be a default under each of the other Loan Documents and a default (after any applicable notice or grace period) under any other Loan Document shall constitute an Event of Default hereunder.

5.17 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

5.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of the Loan Agreement shall be controlling.

5.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

5.20 No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Beneficiary acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Beneficiary as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

5.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, and to extend the maturity date of the Secured Obligations and to increase the amount of the Secured Obligations and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the any portion of the Secured Obligations, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

5.22 Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Trustor or the principals, general partners or managing members in Trustor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured Secured Obligations at the date of the institution of such proceedings and for any additional amount which may become due and payable by Trustor hereunder after such date.

5.23 Fixture Filing. Pursuant to the Uniform Commercial Code (as adopted in Texas), this Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral subject to Section 9.301 of the Uniform Commercial Code-Secured Transactions, as adopted in Texas and as the same may be later amended, and is to be filed of record in the real estate records of the County where the Property is situated. The mailing address of Trustor and the address of Beneficiary from which information concerning the security interests may be obtained are set forth in Section 1.16 hereof. Some or all of the Collateral may be or become a fixture in which Beneficiary has a security interest under the security agreement set forth in Section 1.16 above (the “Security Agreement”), and the purpose of this Section 5.23 is to create a fixture filing under the Uniform Commercial Code. The rights, remedies and interests of Beneficiary under the Security Agreement and under other provisions of this Deed of Trust are independent and cumulative, and there shall be no merger of any security interest created by the Security Agreement with any lien created under the other provisions of this Deed of Trust. Beneficiary may elect to exercise or enforce any of its rights, remedies, or interests under the Security Agreement and the other provisions of this Deed of Trust, as Beneficiary may from time to time deem appropriate.

5.24 After-Acquired Property. All property acquired by Trustor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Trustor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Trustor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

5.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

5.26 Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages.

5.27 Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Trustor and its officers, directors, general partners, managers, members or principals for the Secured Obligations and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in the Note the terms and provisions of which are incorporated herein by specific reference.

5.28 Recording and Filing. Trustor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Trustor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

5.29 Entire Agreement and Modifications. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

5.30 Maximum Interest. The provisions of this Deed of Trust and of all agreements between Trustor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid (“Interest”), to Beneficiary for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Trustor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or, at the option of Beneficiary, be paid over to Trustor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This Section will control all agreements between Trustor and Beneficiary.

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5.31 SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS ASSIGNMENT INCLUDES INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION PROVISIONS CONTAINED IN SECTIONS 1.8(D) AND 1.25 HEREOF) WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY TRUSTOR OF BENEFICIARY FROM CLAIMS OR LOSSES RESULTING FROM BENEFICIARY’S NEGLIGENCE.

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

THE UNDERSIGNED TRUSTOR, REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND ANY NOTICE OF SALE HEREUNDER BE MAILED TO IT AT ITS ADDRESS HEREINBEFORE SET FORTH.

TRUSTOR:

CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau
	Name:	William M. Lau
	Title:	Vice President, Finance and Treasurer

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)

EXHIBIT A

LEGAL DESCRIPTION OF TX 4390530

BEING a 16.508 acre tract of land situated in the Jose Chirino Survey, Abstract No. 265, City of Fort Worth, Tarrant County, County, Texas, and being all of Lot 3, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. The bearings for this description are based on the bearings as they appear in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. Said 16.508 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Northeast corner of said Lot 3, Block 3, and the Northwest corner of Lot 2, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 2862, Plat Records, Tarrant County, Texas, also being on the South right of way line of Liberty Way, a 120’ wide public right of way according to the plat recorded in Cabinet A, Slide 5722, Plat Records, Tarrant County, Texas;

THENCE South 00 degrees 08 minutes 21 seconds East, leaving the South right-of-way line of Liberty Way, along the West line of said Lot 2, Block 3, a distance of 765.00 Feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southeast corner of said Lot 3, Block 3, and the Southwest corner of said Lot 2, Block 3;

THENCE South 89 degrees 51 minutes 39 seconds West, along the South line of said Lot 3, Block 3, a distance of 940.00 feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southwest corner of said Lot 3, Block 3;

THENCE North 00 degrees 08 minutes 21 seconds West, along the West line of said Lot 3, Block 3, a distance of 765.00 Feet to a 1/2” iron rod with a plastic cap stamped “RPLS 4818” set on the South right of way line of Liberty Way at the Northwest corner of said Lot 3, Block 3;

THENCE North 89 degrees 51 minutes 39 seconds East, along the South right of way line of Liberty Way, a distance of 940.00 Feet to the POINT OF BEGINNING and containing a computed area of 16.508 acres or 719,100 Square Feet.

(EXHIBIT D-2)

Recording requested by,

And when Recorded Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

TO BE RECORDED IN THE REAL PROPERTY RECORDS OF TARRANT COUNTY, TEXAS

ASSIGNMENT OF LEASES AND RENTS

CATELLUS FINANCE 1, L.L.C.,

AS ASSIGNOR

AND

LASALLE BANK NATIONAL ASSOCIATION,

F/K/A LASALLE NATIONAL BANK,

AS TRUSTEE FOR THE REGISTERED HOLDERS OF PRUDENTIAL MORTGAGE

CAPITAL COMPANY I, LLC, COMMERCIAL MORTGAGE PASS-THROUGH

CERTIFICATES, SERIES 1998-1,

AS ASSIGNEE

County: Tarrant (the “County”)

State: Texas (the “State”)

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) made as of September 2, 2003, is by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Assignor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94203, in favor of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Assignee”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Assignee (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, certain deeds of trust, mortgages and security deeds encumbering properties located within and without the state (as heretofore and hereafter assigned and amended, the “Mortgages”) and further secured by those certain Cash Management Agreements (the “Cash Management Agreements”) by and among Assignor, Assignee and those certain managers for each of the properties as more particularly set forth in the Cash Management Agreements.

B. As described in Section 2.12 of the Loan Agreement, Assignor has the option to substitute certain properties in place of certain other properties designated by Assignor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Assignor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. It is a condition precedent to the consummation of the Substitution described in the foregoing paragraph that Assignor execute and deliver that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith (the “Deed of Trust”), from Assignor, as trustor, to Assignee, as beneficiary, which encumbers TX 4390530, which real property is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with all buildings and other improvements now or hereafter located thereon (to the full extent of Assignor’s interest) (collectively, the “Improvements”) (said parcel of real property and the Improvements are hereinafter sometimes collectively referred to as the “Property”).

E. It is an additional condition precedent to the consummation of the Substitution described in paragraph B. that Assignor execute and deliver this Assignment with respect to the Property.

F. The term “Loan Documents” shall have the same meaning given to such term in the Loan Agreement. Unless otherwise specifically defined or used in this Assignment to the contrary, capitalized terms shall have the meaning set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the making of the loan evidenced by the Note by Assignee to Assignor, the consummation of the Substitution described above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, grant, pledge and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to:

(a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the “Leases”); and

(b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits and income of every nature of and from the Property, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Property, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Assignor may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Property (collectively, the “Rents”).

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.

IT IS AGREED that, notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases and a present, absolute and executed grant of the powers herein granted to Assignee, Assignor is hereby permitted, at the sufferance of Assignee and at its discretion, and is hereby granted a license by Assignee, to retain possession of the Leases and to retain the Rents that are delivered to Assignor pursuant to the Cash Management Agreements unless and until the occurrence of a Sweep Event (as defined in the Cash Management Agreements). Upon the occurrence of an Event of Default (as hereinafter defined), the aforementioned license granted to Assignor shall automatically terminate without notice to Assignor, and Assignee may thereafter, without taking possession of the Property, take

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possession of the Leases and collect and retain the Rents in accordance with the terms and conditions of the Cash Management Agreements and the other Loan Documents. Further, from and after such termination, Assignor shall be the agent of Assignee in collection of the Rents, and any Rents so collected by Assignor shall be held in trust by Assignor for the sole and exclusive benefit of Assignee and Assignor shall, within one (1) business day after receipt of any Rents, pay the same to Assignee to be applied by Assignee as hereinafter set forth. Furthermore, from and after such Event of Default and termination of the aforementioned license, Assignee shall have the right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, to: (a) make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as particularly set forth in the Deed of Trust, (b) manage and operate the Property, with full power to employ agents to manage the same; (c) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (d) do all acts relating to such management of the Property, including, but not limited to, negotiation of new Leases, making adjustments of existing Leases, contracting and paying for repairs and replacements to the Improvements and to the fixtures, equipment and personal property located in the Improvements or used in any way in the operation, use and occupancy of any Property as in the sole subjective judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole subjective judgment of Assignee may be necessary to maintain a proper rental income from the Property, employing necessary managers and other employees, purchasing fuel, providing utilities and paying for all other expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor. Assignee may apply the Rents received by Assignor from the Property, after deducting the costs of collection thereof, including, without limitation, attorneys’ fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole subjective discretion, may determine. The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of, the Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any Event of Default under the Loan Documents or prevent foreclosure of any liens on the Property nor shall such exercise make Assignee liable under any of the Leases, Assignee hereby expressly reserving all of its rights and privileges under the Deed of Trust and the other Loan Documents as fully as though this Assignment had not been entered into.

Without limiting the rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all

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necessary costs and expenses, employing counsel and incurring and paying attorneys’ fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, attorneys’ fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Assignee until repaid by Assignor, shall immediately be due and payable to Assignee by Assignor on demand and shall be secured by the Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

IT IS FURTHER AGREED that this Assignment is made upon the following terms, covenants and conditions:

1. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on any Property by the tenants or any other party or for any dangerous or defective condition of any Property or for any negligence in the management, upkeep, repair or control of any Property. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee’s failure to let the Property or from any other act or omission of Assignee in managing the Property. ASSIGNOR SHALL AND DOES HEREBY INDEMNIFY AND HOLD ASSIGNEE HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, CLAIM, DEMAND OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY REASON OF THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS OR DEMANDS FOR SECURITY DEPOSITS FROM TENANTS OF SPACE IN THE IMPROVEMENTS DEPOSITED WITH ASSIGNOR, AND FROM AND AGAINST ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST ASSIGNEE BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES EXCEPT TO THE EXTENT ASSIGNOR’S DAMAGES ARE A DIRECT RESULT OF ASSIGNEE’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE AS FINALLY DETERMINED BY THE COURT OF COMPETENT JURISDICTION. SHOULD ASSIGNEE INCUR ANY LIABILITY BY REASON OF THIS ASSIGNMENT OR IN DEFENSE OF ANY CLAIM OR DEMAND FOR LOSS OR DAMAGE AS PROVIDED ABOVE, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND ATTORNEYS’ FEES, TOGETHER WITH INTEREST THEREOF AT THE DEFAULT INTEREST RATE FROM THE DATE PAID OR INCURRED BY ASSIGNEE UNTIL REPAID BY ASSIGNOR, SHALL BE IMMEDIATELY DUE AND PAYABLE TO ASSIGNEE BY ASSIGNOR UPON DEMAND AND SHALL BE SECURED BY THE DEED OF TRUST AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.

2. This Assignment shall not be construed as making Assignee a mortgagee in possession.

3. Assignee is obligated to account to Assignor only for such Rents as are actually collected or received by Assignee.

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4. Assignor hereby further presently and absolutely assigns to Assignee subject to the terms and provisions of this Assignment: (a) any award or other payment which Assignor may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of any Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to, from and after the occurrence of an Event of Default by Assignor hereunder or under any of the other Loan Documents, appear in any such proceeding and to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the Loan.

5. Assignor represents, warrants and covenants to and for the benefit of Assignee: (a) that Assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord’s interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Loan Agreement or Deed of Trust, there are no outstanding assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged except for prepayment of rent of not more than one (1) month prior to the accrual thereof, except as disclosed by Assignor as referenced in Section 5.1(ee)(ii) of the Loan Agreement; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases by the landlord or tenant, except as disclosed in writing to Assignee; (e) that Assignor has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder and (f) the Leases are in full force and effect and are the valid and binding obligations of Assignor, and, to the knowledge of Assignor, are the valid and binding obligations of the tenants thereto.

6. Assignor covenants and agrees that Assignor shall comply with all conditions, covenants and agreements set forth in Section 1.8 of the Deed of Trust.

7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys’ fees, which Assignee may incur in connection with Assignee’s appearance, voluntary or otherwise, in any such action or proceeding, payable upon demand within five (5) Business Days (as defined in the Loan Agreement) from the date incurred, together with interest thereon at the Default Interest Rate from the date payable, until repaid by Assignor.

8. At any time, Assignee may, at its option, notify any tenants or other parties of the existence of this Assignment. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of any Property to pay all unpaid and future Rents to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any

5

inquiry into whether there exists an Event of Default hereunder or under the other Loan Documents or whether Assignee is otherwise entitled to said Rents. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Assignee, and any such payment shall discharge such tenant’s, lessee’s or licensee’s obligation to make such payment to Assignor.

9. Assignee may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder.

10. The acceptance of this Assignment and the collection of the Rents in the event Assignor’s license is terminated, as referred to above, shall be without prejudice to Assignee. The rights of Assignee hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Assignor that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.

11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. All rights of Assignee in, to and under this Assignment shall pass to and may be exercised by any assignee of such rights of Assignee. The foregoing shall not be construed to confer a right of transfer or assignment hereunder to the Assignor except as specifically provided in the Loan Agreement. Assignor hereby agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the assignee of the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or setoff to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.

12. It shall be an Event of Default hereunder (a) if an Event of Default, as defined in the Loan Agreement shall occur, (b) Assignor fails to punctually perform any covenant, agreement or obligation under this Assignment which requires payment of money to Assignee at the time or within any applicable period of time set forth herein, or if no time period is sent forth herein, then, within ten (10) Business Days, or (c) upon any failure by Assignor in the performance or observance of any covenant or condition hereof (other than as described in subsection (b) above) and, to the extent such failure or default described in subsection (c) is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Assignee to Assignor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Assignor commences to cure such default promptly after receipt of notice thereof from Assignee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days. Any Event of Default hereunder shall be deemed an Event of Default under each of the other

6

Loan Documents, entitling Assignee to exercise any or all rights and remedies available to Assignee under the terms hereof or of any or all of the other Loan Documents, and any Event of Default under any other Loan Document shall be deemed an Event of Default hereunder, entitling Assignee to exercise any or all rights provided for herein.

13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment shall constitute or result in a waiver of any default then existing hereunder or under any of the other Loan Documents.

14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

16. This Assignment shall be in full force and effect continuously from the date hereof to and until the Deed of Trust shall be released of record, and the release of the Deed of Trust shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever.

17. In case of a conflict between any provision of this Assignment and any provision of any of the other Loan Documents, such provision shall be construed as to give Assignee the maximum benefit in its interpretation and construction.

18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Loan Agreement.

19. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES. IT IS THE INTENT OF THE PARTIES HERETO THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK APPLY TO THIS ASSIGNMENT. ACCORDINGLY, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE

7

CREATION, PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS CREATED PURSUANT THERETO AND HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED. EXCEPT AS PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE, ASSIGNOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION OTHER THAN NEW YORK GOVERNS THIS ASSIGNMENT.

20. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

21. In addition to, but not in lieu of, any other rights hereunder, Assignee shall have the right to institute suit and obtain a protective or mandatory injunction against Assignor to prevent a breach or default, or to reinforce the observance, of the agreements, covenants, terms and conditions contained herein, as well as the right to damages occasioned by any breach or default by Assignor.

22. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.

23. Assignor hereby covenants and agrees that Assignee shall be entitled to all of the rights, remedies and benefits available by statute, at law, in equity or as a matter of practice for the enforcement and perfection of the intents and purposes hereof. Assignee shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction and without notice to Assignor, to the appointment of a receiver to obtain and secure the rights of Assignee hereunder and the benefits intended to be provided to Assignee hereunder.

24. Notwithstanding anything to the contrary contained in this Assignment, the liability of Assignor and its officers, directors, general partners, managers, members and principals for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Section 1.05 of the Note, which Section is incorporated herein by specific reference.

[NO FURTHER TEXT ON THIS PAGE]

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25. SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS ASSIGNMENT INCLUDES INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION PROVISIONS CONTAINED IN SECTION 1 HEREOF) WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY ASSIGNOR OF ASSIGNEE FROM CLAIMS OR LOSSES RESULTING FROM ASSIGNEE’S NEGLIGENCE.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

ASSIGNOR:

CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

EXHIBIT A

LEGAL DESCRIPTION OF TX 4390530

BEING a 16.508 acre tract of land situated in the Jose Chirino Survey, Abstract No. 265, City of Fort Worth, Tarrant County, County, Texas, and being all of Lot 3, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. The bearings for this description are based on the bearings as they appear in Cabinet A, Slide 7242, Plat Records, Tarrant County, Texas. Said 16.508 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Northeast corner of said Lot 3, Block 3, and the Northwest corner of Lot 2, Block 3, ALLIANCE GATEWAY SOUTH, an addition to the City of Fort Worth according to the plat recorded in Cabinet A, Slide 2862, Plat Records, Tarrant County, Texas, also being on the South right of way line of Liberty Way, a 120’ wide public right of way according to the plat recorded in Cabinet A, Slide 5722, Plat Records, Tarrant County, Texas;

THENCE South 00 degrees 08 minutes 21 seconds East, leaving the South right-of-way line of Liberty Way, along the West line of said Lot 2, Block 3, a distance of 765.00 Feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southeast corner of said Lot 3, Block 3, and the Southwest corner of said Lot 2, Block 3;

THENCE South 89 degrees 51 minutes 39 seconds West, along the South line of said Lot 3, Block 3, a distance of 940.00 feet to a 5/8” iron rod with a plastic cap stamped “Carter and Burgess” found at the Southwest corner of said Lot 3, Block 3;

THENCE North 00 degrees 08 minutes 21 seconds West, along the West line of said Lot 3, Block 3, a distance of 765.00 Feet to a 1/2” iron rod with a plastic cap stamped “RPLS 4818” set on the South right of way line of Liberty Way at the Northwest corner of said Lot 3, Block 3;

THENCE North 89 degrees 51 minutes 39 seconds East, along the South right of way line of Liberty Way, a distance of 940.00 Feet to the POINT OF BEGINNING and containing a computed area of 16.508 acres or 719,100 Square Feet.

A-1

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(EXHIBIT E-1)

Recording Requested by

and When Recorded Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention: Gary Louie

Assessor’s Parcel Numbers:

See Exhibit A Hereof

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING

CATELLUS FINANCE 1, L.L.C.,

TRUSTOR

TO

PUBLIC TRUSTEE OF THE CITY AND COUNTY OF DENVER,

AS TRUSTEE

FOR THE BENEFIT OF

LASALLE BANK NATIONAL ASSOCIATION,

F/K/A LASALLE NATIONAL BANK,

AS TRUSTEE FOR THE REGISTERED HOLDERS OF PRUDENTIAL MORTGAGE

CAPITAL COMPANY I, LLC, COMMERCIAL MORTGAGE PASS-THROUGH

CERTIFICATES, SERIES 1998-1,

AS BENEFICIARY

DATED: AS OF SEPTEMBER 2, 2003

City and County of Denver (the “County”)

State: Colorado (the “State”)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”), dated as of September 2, 2003, is entered into by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company, as trustor (the “Trustor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, to the Public Trustee of the City and County of Denver, as trustee (the “Trustee”) for the benefit of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Beneficiary”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

R E C I T A L S

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Beneficiary (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), with a maturity date of November 11, 2028, and secured by, among other things, certain deeds of trust, mortgages and security deeds encumbering properties located within and without the state (as subsequently assigned and amended, the “Existing Mortgages”).

B. As described in Section 2.12 of the Loan Agreement, Trustor has the option to substitute certain properties in place of certain other properties designated by Trustor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Trustor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. It is a condition precedent to the consummation of the Substitution described in the foregoing paragraph that Trustor execute and deliver this Deed of Trust with respect to CO 0310411, CO 0310505 and CO 0310415 (the Existing Mortgages and this Deed of Trust are collectively referred to herein as the “Mortgages”).

E. The term “Loan Documents” shall have the same meaning given to such term in the Loan Agreement. Unless otherwise specifically defined or used in this Deed of Trust to the contrary, capitalized terms shall have the meaning set forth in the Loan Agreement.

W I T N E S S E T H:

Trustor has GRANTED, BARGAINED, MORTGAGED, ASSIGNED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, MORTGAGE, ASSIGN, SELL and CONVEY, unto Trustee, in trust, for the benefit of Beneficiary with power of sale and right of entry and possession, all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”):

A. All those certain parcels of real property, located in the County and State (as hereinbefore defined), more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Real Estate”), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto and all of the estate, right, title, interest, claim and demand whatsoever of Trustor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate except to the extent Trustor’s interest in any structures, buildings and improvements may be limited as of the date hereof pursuant to the terms of an existing ground lease more particularly described in the Loan Agreement (the “Improvements”);

C. All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Trustor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Trustor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or the Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased from a third-party by tenants of space in the Improvements);

D. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or the

Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor;

E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

F. All minerals, landscaping and landscaping features now or hereafter located on, under or above the Real Estate;

G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to the Loan Agreement or any other of the other Loan Documents, including, without limitation, such funds, deposit accounts and other rights and evidence of rights to cash pursuant to those certain Cash Management Agreements executed among others, by Trustor and Beneficiary (the “Cash Management Agreements”);

H. All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Real Estate or the Improvements now existing or hereafter entered into, as same may be amended (each, a “Lease” and collectively, “Leases”) whether written or verbal and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the “Rents and Profits”) of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a “Tenant” and collectively, the “Tenants”), as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases, or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.7 hereinbelow;

I. All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Trustor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the “General Intangibles”);

L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

M. All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements (exclusive of any of the foregoing owned or leased from a third-party by tenants of space in the Improvements);

N. All right, title and interest of Trustor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

O. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

P. All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Trustor.

FOR THE PURPOSES OF SECURING:

(1) The indebtedness evidenced by the Note and the Loan Amount, together with interest as therein provided;

(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other Loan Documents and the payment of all other sums herein or therein covenanted to be paid;

(3) Any and all additional advances made by Beneficiary to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Trustor’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Trustor remains the owner of the Property at the time of such advances);

(4) Any and all other indebtedness now owing or which may hereafter be owing by Trustor to Beneficiary under the Loan, including, without limitation, all prepayment premiums, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof, including, without limitation: (a) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly.

The principal amount of the indebtedness that this Deed of Trust secures as of the date hereof is $348,621,167.70.

(All of the sums referred to in the preceding five (5) paragraphs above are herein sometimes referred to as the “Secured Obligations”).

TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns forever, and Trustor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to the Permitted Exceptions;

PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note or under the other Loan Documents, including, without limitation, any prepayment premiums required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other Secured Obligations shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall release this Deed of Trust and the lien and security interest hereof by proper instrument.

ARTICLE I

COVENANTS OF TRUSTOR

For the purpose of further securing the Secured Obligations and for the protection of the security of this Deed of Trust, for so long as the Secured Obligations or any part thereof remains outstanding, Trustor covenants and agrees as follows:

1.1 Warranties of Trustor. Trustor, for itself and its successors and assigns hereby represent, warrant and covenant to and with Beneficiary, its successors, and assigns, that:

(a) First Lien. Upon the execution by the Trustor and the recording of this Deed of Trust, and upon the execution and filing of UCC-1 financing statements or amendments thereto, the Beneficiary will have a valid first lien on the Property and a valid first security interest in all personal property secured hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions (as defined in the Loan Agreement).

(b) Homestead. The Property forms no part of any property owned, used or claimed by Trustor as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Real Estate is located. Trustor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

1.2 Defense of Title. If, while this Deed of Trust is in force, the title to the Property or the interest of Beneficiary therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Trustor, at Trustor’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Trustor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps, with respect thereto as Beneficiary shall deem necessary or proper and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

1.3 Performance of Obligations. Trustor shall pay when due the principal of and the interest on the Secured Obligations in accordance with the terms of the Note and the other Loan Documents. Trustor shall also pay all charges, fees and other sums required to be paid by Trustor as provided in the Loan Documents, in accordance with the terms of the Loan Documents and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Trustor set forth in the Loan Documents in accordance with their terms. Further, Trustor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Trustor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

1.4 Payment of Taxes. Trustor shall pay or cause to be paid, except to the extent provision is actually made as provided in the Loan Agreement, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property and Trustor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Trustor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (i) the amount of such tax or assessment is paid prior to commencing such contest or (ii) all of the following conditions are satisfied: (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Trustor deposits in the Impound Account (as defined in the Loan Agreement) an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Trustor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

1.5 Casualty and Condemnation.

(a) Trustor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Beneficiary. Notwithstanding the foregoing assignment, proceeds from rent loss insurance as described in Section 4.1(g) of the Loan Agreement shall not be applied to the restoration of any casualty pursuant to this Section 1.05. Provided there is no Event of Default, to the extent that Trustor makes all of the requisite payments on the Loan with respect to a given period, Beneficiary shall pay to Trustor the rent loss insurance proceeds held by the Beneficiary which relate to such period. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Trustor’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Trustor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that, so long as no Default or Event of Default shall have occurred, Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) five percent (5%) of the Allocated Loan Amount (as defined in the Loan Agreement) of the affected Property Parcel or (ii) $250,000.00 All insurance proceeds coming into possession of Beneficiary shall not be deemed trust funds and Beneficiary shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant hereto to the payment of the Secured Obligations or to allow all or a portion of such proceeds to be used for the restoration of the Property. In the event any such insurance proceeds shall be used to reduce the Secured Obligations, Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums.

(b) Notwithstanding the foregoing, in the event that (i) less than sixty percent (60%) of the Improvements located on a Property Parcel having an Allocated Loan Amount of Two Million Dollars ($2,000,000.00) or more have been taken or destroyed, or (ii) all or any portion of the Improvement located on a Property Parcel having an Allocated Loan Amount of less than Two Million Dollars ($2,000,000.00) have been taken or destroyed, then if and so long as:

(1) no Default (as defined in the Loan Agreement) or Event of Default is then continuing hereunder or under any of the other Loan Documents, and

(2) the Property Parcel can, in Beneficiary’s judgment, with diligent restoration or repair, be returned to a condition at least substantially equal to the condition that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) nine (9) months (or twelve (12) months provided the Property Parcel is covered by not less than twenty-four (24) months of rent loss insurance (as described in Section 4.1(g) in the Loan Agreement) or equivalent security posted with and acceptable to Beneficiary) after the casualty or taking, and (ii) sixty (60) days prior to the stated maturity date of the Note, and

(3) all necessary governmental approvals can be obtained to allow the rebuilding and re-occupancy of the Property Parcel as described in Section 1.5(b)(2) above, and

(4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Trustor, the full amount of which shall, at Beneficiary’s option, have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

(5) the economic feasibility of the Improvements after such restoration or repair in Beneficiary’s reasonable determination will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property Parcel and debt service on the proportionate share of the Secured Obligations in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, which feasibility study may include, among other factors, whether the existing tenant remains obligated to the then existing lease or whether a new tenant has entered into a lease the term of which will commence upon completion of the restoration, and

(6) evidence satisfactory to Beneficiary, and subject to Rating Confirmation (as defined in the Loan Agreement), that the NOI (as defined in the Loan Agreement, except, that for the purposes hereof, Beneficiary will look to the twelve (12) month period following the restoration) of the Property Parcel after the restoration will equal or exceed the NOI immediately prior to the casualty or the taking, as Beneficiary may reasonably determine. In calculating NOI, Beneficiary shall not consider proforma or projected leases but shall include (x) all Rents and Profits from any existing Lease that, in accordance with its terms, has not been and may not be, terminated or extinguished as a result of the casualty or the taking (unless waived in writing by the Tenant), provided that the Rents and Profits are not abated, reduced or eliminated (unless such abated, reduced or eliminated Rents and Profits are insured under an existing business interruption/ rent loss policy) and (y) all Rents and Profits from all newly executed, arms-length Leases, to the extent applicable, and

(7) in the event that the insurance proceeds or condemnation awards received as a result of such casualty or partial taking exceed the lesser of (i) five percent (5%) of the Allocated Loan Amount for the Property Parcel or (ii) $250,000.00, Trustor shall have delivered to Beneficiary, at Beneficiary’s option and at Trustor’s sole cost and expense, an appraisal report in form and substance reasonably satisfactory to Beneficiary appraising the value of the Property Parcel as proposed to be restored or repaired to be not less than the appraised value of the Property Parcel considered by Beneficiary in its determination to make the loan secured hereby, and

(8) Trustor elects to fully restore or repair the Improvements by written notice delivered to Beneficiary prior to the end of the fifth (5th) Business Day (as defined in the Loan Agreement) after settlement of the aforesaid insurance or condemnation claim, then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Trustor therefor, to Trustor in the manner and upon such terms and conditions as would be required by a prudent construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its reasonable discretion (with retainages of not less than twenty-five percent (25%)) and with any remainder being applied by Beneficiary, at its option, for payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion without the imposition of any Yield Maintenance Charge (as defined in the Note) or other prepayment fee, provided, however, that no Event of Default shall have occurred under the Loan Documents.

(c) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on a Property Parcel having an Allocated Loan Amount of Two Million Dollars ($2,000,000.00) or more have been taken or destroyed or Trustor does not elect to restore or repair the Property Parcel pursuant to clause (b) above or otherwise fails to meet the requirements of clause (b) above, then, in either such events, Beneficiary shall elect, in Beneficiary’s sole and absolute discretion and without regard to the adequacy of Beneficiary’s security, to do either of the following: (1) apply all of the proceeds net of fees, costs and expenses, including, but not limited to legal fees, incurred by Beneficiary) received pursuant to this Section to the payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion and without the imposition of the Yield Maintenance Charge (as defined in the Note), provided that an Event of Default shall not have occurred and be continuing at the time of the taking or destruction or at the time of application of insurance proceeds and with any remainder being paid to Trustor, or (2) notwithstanding that Trustor may have elected not to restore or repair the Property Parcel pursuant to the provisions of Section 1.5(b)(8) above, if the Beneficiary determines it is economically feasible to restore the Property Parcel in accordance with Section 1.5(b)(5), above, then, the Beneficiary may require Trustor to restore or repair the Property Parcel in the manner and upon such terms and conditions as would be required by a prudent construction lender, including, but not limited to, the deposit by Trustor with Beneficiary, within thirty (30) days after demand therefor, of any deficiency reasonably determined by Beneficiary to be necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary’s costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Beneficiary first, provided no Event of Default exists, to return to Trustor any such amounts deposited by Trustor, and thereafter, for payment of the Secured Obligations in whatever order Beneficiary directs in its absolute discretion.

Any reduction in the Secured Obligations resulting from Beneficiary’s application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the Secured Obligations and, in any event, the unpaid portion of the Secured Obligations shall remain in full force and effect and Trustor shall not be excused in the payment thereof. If Trustor elects as provided above or Beneficiary directs Trustor to restore or repair the Property Parcel after the occurrence of a casualty or partial taking of the Property Parcel as provided above, Trustor shall promptly and diligently, at Trustor’s sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property Parcel as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Trustor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Trustor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Trustor (which power of attorney shall be irrevocable so long as any portion of the Secured Obligations is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section 1.5, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

1.6 Mechanics’ Liens. Trustor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; provided, however, that, Trustor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Trustor shall contest any such claim or demand, Trustor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary’s request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary’s interest and security should the contest be unsuccessful. If Trustor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

1.7 Rents and Profits. Trustor hereby absolutely and presently assigns to Beneficiary all existing and future Rents and Profits. Trustor hereby grants to Beneficiary the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Trustor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any portion of the Secured Obligations is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof). Beneficiary shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Deed of Trust or under any of the other Loan Documents, Trustor shall have a revocable license to collect and receive (subject to the Cash Management Agreements and the Loan Agreement), the Rents and Profits and payments thereof for not more than one month in advance thereof and for those Rents and Profits collected under the Leases referenced in Section 5.1(ee)(iii) of the Loan Agreement in the manner described, and subject to all of the terms, covenants and conditions of the Loan Agreement and the Cash Management Agreements, as applicable. Upon the occurrence of an Event of Default hereunder or under any of the other Loan Documents, Trustor’s license shall automatically terminate without notice to Trustor and Beneficiary may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Trustor shall be the agent of Beneficiary in collection of the Rents and Profits and all of the Rents and Profits so collected by Trustor shall be held in trust by Trustor for the sole and exclusive benefit of Beneficiary and Trustor shall, within one (1) Business Day after receipt of any Rents and Profits, pay the same to Beneficiary to be applied by Beneficiary as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Beneficiary shall constitute any assumption by Beneficiary of any obligations under any agreement relating thereto. Beneficiary is obligated to account only for such Rents and Profits as are actually collected or received by Beneficiary. Trustor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Beneficiary of an Event of Default, pay said Rents and Profits to Beneficiary without liability to determine the actual existence of any Event of Default claimed by Beneficiary. Trustor hereby waives any right, claim or demand which Trustor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Beneficiary, and any such payment shall discharge such payor’s obligation to make such payment to Trustor. All Rents and Profits collected or received by Beneficiary may be applied against all expenses of collection, including, without limitation, reasonable attorneys’ fees, against costs of operation and management of the Property and against the Secured Obligations, in whatever order or priority as to any of the items so mentioned as Beneficiary directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Beneficiary of any rights under this Section nor the application of any Rents and Profits to the Secured Obligations shall cure or be deemed a waiver of any Event of Default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Trustor has executed an Assignment of Leases and Rents of even date herewith (the “Assignment”) in favor of Beneficiary covering all of the right, title and interest of Trustor, as landlord, lessor or licensor, in and to any Leases. All rights and remedies granted to Beneficiary under the Assignment and under the Cash Management Agreements shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

1.8 Leases and Licenses.

(a) Prior to the date hereof, Trustor has submitted to Beneficiary for approval a copy of the form or forms of Lease Trustor uses in leasing space in the Improvements. After the date hereof, but prior to execution of any new Leases of space in the Improvements, Trustor shall submit to Beneficiary, for Beneficiary’s prior approval, which approval shall not be unreasonably withheld, a copy of any new form Lease Trustor plans to use in leasing space in the Improvements which differs materially from the form or forms of Lease previously submitted to Beneficiary for approval. All Leases and modifications of Leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such Leases shall also provide for security deposits in reasonable amounts consistent with prevailing market conditions. Trustor shall also submit to Beneficiary for Beneficiary’s approval, which approval shall not be unreasonably withheld or delayed, prior to the execution thereof, any proposed Lease of the Improvements, or any portion thereof, or any modification of Lease, that differs materially and adversely from the aforementioned form Lease, including, without limitation, such Leases which fail to contain the provisions required under Section 1.8(b) hereof. Trustor shall not execute any Lease for all or a substantial portion of the Property, except for an actual occupancy by the Tenant lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Upon the request of Beneficiary, Trustor shall deliver to Beneficiary a copy of each such Lease. Promptly after its full execution, Trustor shall deliver a complete copy of every Lease and amendment of a Lease. Trustor shall not do or suffer to be done any act, or omit to take any action, that might result in a default by the landlord, lessor or licensor under any such Lease or allow the Tenant thereunder to withhold payment of rent or cancel or terminate same and shall not further assign any such Lease, Rents or Profits. Trustor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such Leases and Trustor shall not anticipate, discount, release, waive, compromise or otherwise discharge any rent payable under any of the Leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located and in such manner as is most consistent with maintaining or enhancing the value of the Property. Trustor shall not, without the prior written consent of Beneficiary, modify any of the Leases, terminate or accept the surrender of any Leases, waive or release any other party from the performance or observance of any obligation or condition under such Leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located and in such manner as is most consistent with maintaining or enhancing the value of the Property. From the date hereof, Trustor shall not enter into any new lease which permits the prepayment of any rents under any of the Leases for more than one (1) month prior to the due date thereof.

(b) Each Lease executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Beneficiary, that the Tenant, will recognize as its landlord, lessor or licensor, as applicable, and attorn to any person succeeding to the interest of Trustor upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that (x) neither Beneficiary nor any successor-in-interest shall be bound by any payment of rent for more than one (1) month in advance (unless such rent is delivered and retained by Beneficiary) or any material amendment or modification of said Lease made without the express written consent of Beneficiary or said successor-in-interest, and (y) neither Beneficiary nor said successor-in-interest shall be bound by any indemnity or other obligation of Trustor accruing prior to foreclosure of this Deed of Trust or deed in lieu of foreclosure, and (z) neither Beneficiary nor successor-in-interest shall be bound by any construction obligation of Trustor, unless ratified by Beneficiary or said successor-in-interest.

(c) Subject to Rating Confirmation (as defined in the Loan Agreement), Beneficiary may at any time and from time to time by specific written instrument intended for such purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Trustor, any tenant or any other person. Notice is hereby given to each tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

(d) Upon the occurrence and during the continuance of an Event of Default under this Deed of Trust, whether before or after the Secured Obligations are declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Beneficiary, Trustor shall surrender to Beneficiary and Beneficiary shall be entitled to take, actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Beneficiary shall have, and Trustor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into Leases with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Trustor expressly acknowledges and agrees that the term of any such Lease may extend beyond the date of any foreclosure sale of the Property, it being the intention of Trustor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Trustor for the purpose of making and entering into Leases of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such Leases had been made by Trustor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Trustor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Trustor so long as any portion of the Secured Obligations is outstanding, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Trustor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any Lease covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Trustor shall, and does hereby, indemnify Beneficiary for, and hold Beneficiary harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Beneficiary under any such Lease or under this Deed of Trust or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such Lease other than those finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of Beneficiary. Should Beneficiary incur any such liability, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys’ fees, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately due and payable to Beneficiary by Trustor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Secured Obligations. Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such Lease, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the Tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Trustor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section.

(e) Trustor covenants and agrees that it shall not enter into, modify or terminate any Lease (x) affecting fifty percent (50%) or more of the gross leasable area of the Improvements on any Property Parcel, or (y) affecting 10,000 square feet or more of any Property Parcel that is a multi-tenant office building or, 40,000 square feet or more in the case of any other type of Property Parcel, or (z) having a term (which shall include any and all extension periods) of ten (10) years or more, without the prior written approval of Beneficiary, which approval shall not be unreasonably withheld. Trustor (as required) shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (i) such biographical and financial information about the proposed Tenant as Beneficiary may require in conjunction with its review, (ii) a copy of the proposed form of Lease or modification, (iii) a summary of the material terms of such proposed Lease or modification (including, without limitation, rental terms and the term of the proposed lease or modification and any options) and (iv) such other information as Beneficiary may reasonably request. It is acknowledged that Beneficiary intends to include (as applicable) among its criteria for approval the following: (i) such Lease or modification shall be with a bona-fide arm’s-length Tenant; (ii) such Lease or modification shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and Leases in the market area of the Property Parcel; (iii) such Lease or modification shall provide that the Tenant pays for its expenses; (iv) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market area of the Property Parcel; and (v) such Lease shall contain subordination and attornment provisions in form and content acceptable to Beneficiary. All notices requesting Beneficiary’s approval shall clearly and prominently state “APPROVAL REQUEST” thereon. If Beneficiary has not responded to the Trustor’s request for Lease approval after ten (10) days from that date such approval request is deemed received (as provided in the provisions governing the giving of notices in the Loan Agreement), Trustor shall send a second notice which contains a legend on the face of the envelope and on such notice, printed in bold typeface of at least 10 pitch or larger which reads: “FAILURE TO RESPOND TO THE ENCLOSED REQUEST WITHIN FIVE (5) DAYS OF RECEIPT HEREOF IS DEEMED APPROVAL.” If Beneficiary fails to respond to the second notice within five (5) days after receipt of such second request, such Lease shall be deemed approved, provided that all the documents and information required to be furnished to Mortgagee in connection with such request notice have been properly furnished pursuant to this Section 1.8(e). Beneficiary shall be entitled to charge and Trustor agrees to pay to Beneficiary the administrative fees incurred in connection with the review, approval and other matters relating to Leases, including without limitation, all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees).

1.9 Payment of Utilities, Assessments, Charges, Etc. Trustor shall pay when due all utility charges which are incurred by Trustor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

1.10 Access Privileges and Inspections. Beneficiary and the agents, representatives and employees of Beneficiary shall, subject to the rights of Tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times and, except in the event of an emergency, upon reasonable notice (which notice may be telephonic), for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Trustor relating to the Property. Trustor shall lend assistance to all such agents, representatives and employees of Beneficiary.

1.11 Abandonment; Waste; Alteration of Improvements. Trustor shall not abandon all or any material portion of the Property nor commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Trustor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, except with respect to tenant improvements made in the ordinary course of business or made pursuant to Section 9.4(b) of the Loan Agreement, without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, except with respect to tenant improvements as provided in the Loan Agreement, Trustor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

1.12 Zoning. Without the prior written consent of Beneficiary, Trustor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Trustor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real

Estate or the Improvements. Trustor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Trustor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. For so long as the Secured Obligations are outstanding, Trustor shall operate the each of the Property Parcels in the same manner as each is now operated, except where an alternative use is specifically permitted under the Loan Agreement. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Trustor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary’s prior written consent, Trustor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

1.13 Further Documentation.

Trustor shall, on the request of Beneficiary and at the expense of Trustor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically, without limitation, any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Beneficiary, upon Beneficiary’s request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred hereunder, stating whether any offsets or defenses exist against the Secured Obligations and containing such other matters as Beneficiary may reasonably require.

1.14 Payment of Costs; Reimbursement to Beneficiary. Trustor shall pay all costs and expenses of every character reasonably incurred to close, administer or enforce the Loan evidenced by the Note and secured hereby or attributable or chargeable to Trustor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys’ fees. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Trustor or any person in possession holding under Trustor. Trustor hereby acknowledges and agrees that the remedies set forth in this Section 1.14 shall be exercisable by Beneficiary, and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Trustor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Trustor of a voluntary case or the filing against Trustor of an involuntary case pursuant to or within the meaning of the Bankruptcy Code (as defined in the Loan Agreement) or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Trustor, Beneficiary, any guarantor or indemnitor, the Secured Obligations or any of the Loan Documents. Trustor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expense with respect to any Event of Default, any liens (i.e., judgments, mechanics’ and materialmen’s liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including, but not limited to, claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon (except that which is due to Beneficiary’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction), including, without limitation, in any case, reasonable attorneys’ fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Secured Obligations. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

1.15 Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Trustor hereby grants to Beneficiary a security interest in, all sums on deposit with Beneficiary pursuant to the provisions of this Deed of Trust, the Loan Agreement, or any of the other Loan Documents and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the “Collateral”), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Trustor’s leasehold interest in any of the foregoing property which is leased by Trustor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Trustor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Trustor shall, from time to time (but not more than one (1) time in any twelve (12) month period) upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require. Trustor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Trustor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents. All of the Collateral shall be kept at the location of the Real

Estate except as otherwise required by the terms of the Loan Documents. Trustor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

1.16 Security Agreement. This Deed of Trust constitutes a security agreement between Trustor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code as adopted and enacted by the State or States where any of the Collateral is located (as amended and recodified from time to time, the “Uniform Commercial Code”). Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints (irrevocably and coupled with an interest) Beneficiary the attorney-in-fact of Trustor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. To the extent specifically provided herein, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Trustor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Trustor agrees to furnish Beneficiary with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Trustor within ten (10) days of the effective date of any such change. Upon the occurrence of any Event of Default, Beneficiary shall have the rights and remedies as prescribed in this Deed of Trust, or as prescribed by general law, or as prescribed by the Uniform Commercial Code, all at Beneficiary’s election. Any disposition of the Collateral may be conducted by an employee or agent of Beneficiary. Any person, including both Trustor and Beneficiary, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary’s reasonable attorneys’ fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Trustor, shall be paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations. Beneficiary shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Trustor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Real Estate, or at a place designated by Beneficiary. If notice is required by law, Beneficiary shall give Trustor at least ten (10) days’ prior written notice of the time and place of any public sale of such property, or adjournments thereof, or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor. No such notice is necessary for any such property that is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to the Uniform Commercial Code:

(a) In the event of a foreclosure sale, the Property may, at the option of Beneficiary, be sold as a whole; and

(b) It shall not be necessary that Beneficiary take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

(c) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

The name and address of Trustor (as Debtor under any the Uniform Commercial Code) are:

Catellus Finance 1, L.L.C.

201 Mission Street – Suite 340

San Francisco, California 94105

The name and address of Beneficiary (as Secured Party under the Uniform Commercial Code) are:

LaSalle Bank National Association, f/k/a LaSalle National Bank

As trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC,

Commercial Mortgage Pass-Through Certificates, Series 1998-1

135 South LaSalle Street, Suite 1625

Chicago, Illinois 60647-4107.

1.17 Easements and Rights-of-Way. Trustor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Beneficiary which consent shall not be unreasonably withheld. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent provided that Beneficiary is paid a standard review fee together with all other expenses, including, without limitation, reasonable attorneys’ fees, incurred by Beneficiary in the review of Trustor’s request and in the preparation of documents effecting the subordination.

1.18 Compliance with Laws. Trustor shall at all times comply with all statutes, ordinances, orders, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Trustor may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Trustor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

1.19 Additional Taxes. In the event of the enactment after this date of any law of the state where any portion of the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust, the Secured Obligations or the Beneficiary, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Trustor may elect a Substitution (as defined and described in the Loan Agreement) or a Partial Defeasance (as defined and described in the Note) in accordance with the terms, covenants and conditions thereof, or, upon failure of Trustor to so elect, Beneficiary may elect, by notice in writing given to Trustor, to declare that portion of the Secured Obligation (based on the Allocated Loan Amount of that portion of the Property), to become due and payable in full thirty (30) days from the giving of such notice.

1.20 The Secured Obligations. It is understood and agreed that this Deed of Trust shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents. Solely for purposes of establishing priority of the security interest granted by this Deed of Trust, this Deed of Trust shall secure the indebtedness and all future advances of any kind or nature to Trustor by Beneficiary to the total maximum principal amount of $21,577,000 (“Total Maximum Principal Amount”), together with any additional amounts permitted to be added to the principal amount of the indebtedness pursuant to Colorado Revised Statutes § 38-39-106 or its successor statute, all of which shall be secured to the same extent and with the same effect and priority as if such Total Maximum Principal Amount and additional amounts permitted by said statute had been fully disbursed on or before the date this Deed of Trust shall be recorded in the applicable real property records.

1.21 Trustor’s Waivers. To the full extent permitted by law, Trustor agrees that Trustor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Secured Obligations prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Trustor, for Trustor and Trustor’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Secured Obligations (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Trustor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Trustor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the Secured Obligations without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Secured Obligations out of the proceeds of sale of the Property in preference to every other claimant whatever. Furthermore, Trustor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the Secured Obligations to the fullest extent permitted by law. Trustor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Trustor, Trustor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

1.22 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

TRUSTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN NEW YORK AND THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN

DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED OR IN NEW YORK, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING INVOLVING THE PROPERTY OR THE LOAN IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TRUSTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE TRUSTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

BENEFICIARY AND TRUSTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE SECURED OBLIGATIONS OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR TRUSTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR TRUSTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

TRUSTOR’S INITIALS:

1.23 Attorney-in-Fact Provisions. With respect to any provision of this Deed of Trust or any other Loan Document whereby Trustor grants to Beneficiary a power-of-attorney, provided no Default or Event of Default has occurred under this Deed of Trust, Beneficiary shall first give Trustor written notice at least three (3) days prior to acting under such power, which notice shall demand that Trustor first take the proposed action within such period and advising Trustor that if it fails to do so, Beneficiary will so act under the power; provided, however, that, in the event that a Default or an Event of Default has occurred, or if necessary to prevent imminent death, serious injury, damage, loss, forfeiture or diminution in value to the Property or any surrounding property or to prevent any adverse effect on Beneficiary’s interest in the Property, Beneficiary may act immediately and without first giving such notice. In such event, Beneficiary will give Trustor notice of such action as soon thereafter as reasonably practical.

1.24 Management. The management of the Property shall be by either: (a) Trustor or an entity affiliated with Trustor approved by Beneficiary for so long as Trustor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Beneficiary. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended in any material respect without the prior written consent of Beneficiary. After an Event of Default or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Trustor to terminate, such management contract upon thirty (30) days’ notice and to retain, or to direct Trustor to retain, a new management agent approved by Beneficiary. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Trustor’s liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Trustor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

1.25 Indemnification; Subrogation.

(a) Trustor shall indemnify, defend and hold Beneficiary harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property, the Secured Obligations, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Beneficiary’s reasonable attorneys’ fees) of whatever kind or nature which may be asserted against, imposed on or incurred by Beneficiary in connection with the Secured Obligations, this Deed of Trust, the Property, or any part thereof, or the exercise by Beneficiary of any rights or remedies granted to it under this Deed of Trust; provided, however, that nothing herein shall be construed to obligate Trustor to indemnify, defend and hold harmless Beneficiary from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Beneficiary by reason of Beneficiary’s willful misconduct or gross negligence as finally determined by a court of competent jurisdiction.

(b) If Beneficiary is made a party defendant to any litigation or any claim is threatened or brought against Beneficiary concerning the Secured Obligations, this Deed of Trust, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Trustor shall indemnify, defend and hold Beneficiary harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys’ fees and expenses incurred by Beneficiary in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Beneficiary commences an action against Trustor to enforce any of the terms hereof or to prosecute any breach by Trustor of any of the terms hereof or to recover any sum secured hereby, Trustor shall pay to Beneficiary its reasonable attorneys’ fees and expenses. The right to such attorneys’ fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Trustor breaches any term of this Deed of Trust, Beneficiary may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys’ fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of such breach. All references to “attorneys” in this Subsection and elsewhere in this Deed of Trust shall include, without limitation any attorney or law firm engaged by Beneficiary and Beneficiary’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Deed of Trust shall include, without limitation, any fees of such attorney or law firm and appellate counsel fees, if applicable and any allocation charges and allocation costs of Beneficiary’s in-house counsel.

(c) A waiver of subrogation shall be obtained by Trustor from its insurance carrier and, consequently, Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Property, Trustor’s property or the property of others under Trustor’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

ARTICLE II

EVENTS OF DEFAULT

The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default under this Deed of Trust and under each of the other Loan Documents.

(a) An Event of Default, as defined in the Loan Agreement, shall occur;

(b) Trustor fails to punctually perform any covenant, agreement or obligation under this Deed of Trust which requires payment of any money to Beneficiary at the time or within any applicable period set forth herein, or if no time or period is set forth herein, then within ten (10) Business Days of the date such payment is due (except that no grace period is provided for payments due under the Note which is secured hereby) or following demand if there is no due date; or

(c) Trustor fails to perform any other Secured Obligation or term or condition set forth in this Deed of Trust other than those described in subparagraph (b) above and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Trustor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Trustor commences to cure such default promptly after receipt of notice thereof from Beneficiary and Beneficiary’s security is not otherwise materially impaired, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days.

ARTICLE III

REMEDIES

3.1 Remedies Available. If there shall occur an Event of Default under this Deed of Trust, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

(a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Secured Obligations to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Trustor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment premium provided for in the Note shall then be immediately due and payable.

(b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Trustor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary’s judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Trustor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Secured Obligations.

(c) Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

(d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Trustor and without regard to the adequacy of the Property for the repayment of the Secured Obligations or the solvency of Trustor or any person or persons liable for the payment of the Secured Obligations, and Trustor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the Secured Obligations or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

(e) Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions with respect to all or any portion of the Secured Obligations pursuant to the statutes in such case made and provided, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

(1) Should Beneficiary have elected to accelerate the indebtedness secured hereby, Beneficiary may initiate foreclosure of the Property by electing to advertise the Property for sale and demanding such sale. Upon filing notice of such election and demand for sale with the Trustee, the Trustee shall give and record such notice, as the law then requires as a condition precedent to a trustee’s sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Property is sold. Subject to requirements and limits imposed by law, Trustee may, from time to time postpone the sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time may postpone the sale by public announcement at the time and place fixed by the preceding postponement. A sale of less than the whole of the Property on any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Beneficiary purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Beneficiary upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Trustor authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Trustor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Trustor as provided herein.

(2) In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys’ and trustee’s fees and costs, shall be paid by Trustor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations. The

Secured Obligations and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate, any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys’ and trustee’s fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder.

(f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Beneficiary, to enforce the payment of the Secured Obligations or any portion thereof or the other obligations of Trustor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as a mortgage as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction in any manner permitted by the laws of the State. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

(g) Additional Cross-Collateralization/Cross-Default Remedies. Without limiting any other provisions of this Deed of Trust:

(i) upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Beneficiary against Trustor under the Mortgages or any of the other documents evidencing, securing or otherwise relating to the Secured Obligations at law or in equity may be exercised by Beneficiary at any time and from time to time, whether or not all or any of the Secured Obligations shall be declared due and payable, and whether or not Beneficiary shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Property Parcels secured by the Mortgages. Any such actions taken by Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Trustor agrees that if an Event of Default is continuing (i) Trustor hereby waives any “one action” or “election of remedies” law or rule to the fullest extent permitted by law, and (ii) all liens and other rights, remedies or privileges provided to Beneficiary shall remain in full force and effect until Beneficiary has exhausted all of its remedies against all or any of the Property Parcels secured by the Mortgages and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Secured Obligations or the Secured Obligations have been paid in full; and

(ii) Nothing contained herein or in any other Loan Document shall be construed as requiring Beneficiary to resort to any Property Parcels for the satisfaction of any of the Secured Obligations in preference or priority to any other Property Parcel secured by any of the Mortgages, and Beneficiary may seek satisfaction out of each and every Property Parcel or any part thereof, in its absolute discretion in respect of the Secured Obligations. In addition,

Beneficiary shall have the right from time to time to partially foreclose one or more of the Mortgages in any manner and for any amounts of the Secured Obligations secured by the Mortgages then due and payable as determined by Beneficiary in its sole discretion, including the following circumstances: (i) in the event of any Event of Default by Trustor caused by a failure to make one or more scheduled payments of principal and interest, Beneficiary may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Beneficiary elects to accelerate less than the entire outstanding principal balance of the Secured Obligations, Beneficiary may foreclose one or more of the Mortgages to recover so much of the principal balance of the Secured Obligations as Beneficiary may elect to accelerate, and to recover such other sums secured by one or more of the Mortgages as Beneficiary may elect. Notwithstanding one or more partial foreclosures, each and every Property Parcel shall remain subject to the Secured Obligations to secure payment of sums secured by the Secured Obligations and not previously recovered.

(h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

(a) To payment of the reasonable costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary’s right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers’ fees, court costs, attorneys’, accountants’, appraisers’, managers’ and other professional fees, title charges and transfer taxes.

(b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

(c) To payment of the Secured Obligations or otherwise payable under the Loan Documents, in any order that Beneficiary chooses in its sole discretion.

The remainder, if any, of such funds shall be disbursed to Trustor or to the person or persons legally entitled thereto.

3.3 Right and Authority of Receiver or Beneficiary in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary’s or the receiver’s sole discretion, all at Trustor’s expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Trustor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Beneficiary’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Trustor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Trustor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (r) do any acts which Beneficiary in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Trustor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any Lease, contract, concession, license or other agreement to Beneficiary without proof of the Event of Default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Trustor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such Lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Trustor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Trustor’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Trustor’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any portion of the Secured Obligations is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Trustor, shall be a demand obligation owing by Trustor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the Secured Obligations.

3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Trustor or Trustor’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Trustor (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the County.

3.5 Notice to Account Debtors. Beneficiary may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Trustor included in the Property to pay Beneficiary directly. Trustor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

3.6 Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or of any other provision of the Loan Documents as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any Default or Event of Default. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

3.7 Payment of Expenses. Trustor shall pay on demand all of Beneficiary’s expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Trustor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Secured Obligations.

ARTICLE IV

CONCERNING THE TRUSTEE

4.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourse of Beneficiary.

4.2 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through its agents or attorneys, (iii) to select and employ, in and about the execution of its duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered as provided by applicable law.. Trustor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

4.3 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

4.4 Intentionally Deleted.

4.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Trustor by Trustee or Beneficiary to more fully and certainly vest in and confirm to the Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or Beneficiary, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Trustor.

4.6 Intentionally Deleted.

4.7 No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

5.1 Time of Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

5.2 Release of Deed of Trust. If all of the Secured Obligations be paid or, if the Property or any portion thereof shall be substituted therefor by defeasance or by the Trustor’s right of Substitution as provided in the Loan Agreement, then and in that event only, all rights, or the applicable portion of the Beneficiary’s rights, under this Deed of Trust, except for those provisions hereof which by their terms survive, shall terminate and the Property, or portion thereof (as applicable) shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Beneficiary in due form at Trustor’s cost. No release or partial release of this Deed of Trust or the lien hereof shall be valid unless executed by Beneficiary.

5.3 Certain Rights of Beneficiary. Without affecting Trustor’s liability for the payment of any of the Secured Obligations, Beneficiary may from time to time and without notice to Trustor: (a) release any person liable for the payment of the Secured Obligations or portion thereof; (b) extend or modify the terms of payment of the Secured Obligations or portion thereof; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Secured Obligations or portion thereof; (d) reconvey any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

5.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the Loan Documents.

5.5 Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be given and become effective as provided in Section 11.2 of the Loan Agreement.

5.6 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Trustor and the successors and assigns of Trustor, including, but not limited to, all successors in interest of Trustor in and to all or any part of the Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Trustor or Beneficiary shall be deemed to include all such parties’ successors and assigns, and the term “Beneficiary” as used herein shall also mean and refer to any lawful holder or owner, including, but not limited to, pledgees and participants, of any of the Secured Obligations.

5.7 Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.8 Gender. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

5.9 Waiver: Discontinuance of Proceedings. Beneficiary may waive any single Event of Default by Trustor hereunder without waiving any other prior or subsequent default or Event of Default. Beneficiary may remedy any Event of Default by Trustor hereunder without waiving the default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any Event of Default by Trustor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Trustor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Trustor in any case shall of itself entitle Trustor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Trustor and Beneficiary shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.

5.10 Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

5.11 Governing Law. Except as herewith provided, this Deed of Trust shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Deed of Trust. Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this Deed of Trust and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state, and any applicable law of the United States of America, except that at all times the provisions for enforcement of the power of sale granted hereunder and the creation, perfection and enforcement of the security interests created pursuant thereto and hereunder (including without limitation foreclosure through the Trustee or as a mortgage), shall be governed by and construed according to the laws of the state where the Real Estate is located. Except as provided in the immediately preceding sentence, Trustor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than New York governs this Deed of Trust. Notwithstanding anything to the contrary in this paragraph, it is the intention of the Trustor that the Beneficiary shall have all rights of a secured party under the laws of the State as granted hereunder in its exercise of remedies against the Real Estate securing this Deed of Trust.

5.12 Counting of Days. The term “days” when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which any portion of the Real Estate is located, the period shall be deemed to end on the next succeeding Business Day, as that term is defined in the Loan Agreement.

5.13 Relationship of the Parties. The relationship between Trustor and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

5.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Beneficiary at Trustor’s request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

5.15 Unsecured Portion of Indebtedness. If any part of the Secured Obligations cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

5.16 Cross Default. An Event of Default hereunder shall be a default under each of the other Loan Documents and a default (after any applicable notice or grace period) under any other Loan Document shall constitute an Event of Default hereunder.

5.17 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

5.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of the Loan Agreement shall be controlling.

5.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

5.20 No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Beneficiary acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Beneficiary as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

5.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, and to extend the maturity date of the Secured Obligations and to increase the amount of the Secured Obligations and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the any portion of the Secured Obligations, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

5.22 Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Trustor or the principals, general partners or managing members in Trustor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured Secured Obligations at the date of the institution of such proceedings and for any additional amount which may become due and payable by Trustor hereunder after such date.

5.23 Fixture Filing. Pursuant to the Uniform Commercial Code, this Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including, but not limited to, oil and gas) and is to be filed of record in the real estate records of the County. The mailing address of Trustor and the address of Beneficiary from which information concerning the security interest may be obtained are set forth in Section 1.16 hereof. Some or all of the Collateral may be or become a fixture in which Beneficiary has a security interest under the security agreement set forth in Section 1.16 above (the “Security Agreement”), and the purpose of this Section 5.23 is to create a fixture filing under the Uniform Commercial Code. The rights, remedies and interests of Beneficiary under the Security Agreement and under other provisions of this Deed of Trust are independent and cumulative, and there shall be no merger of any security interest created by the Security Agreement with any lien created under the other provisions of this Deed of Trust. Beneficiary may elect to exercise or enforce any of its rights, remedies, or interests under the Security Agreement and the other provisions of this Deed of Trust, as Beneficiary may from time to time deem appropriate.

5.24 After-Acquired Property. All property acquired by Trustor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Trustor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Trustor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

5.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

5.26 Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages.

5.27 Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Trustor and its officers, directors, general partners, managers, members or principals for the Secured Obligations and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in the Note the terms and provisions of which are incorporated herein by specific reference.

5.28 Recording and Filing. Trustor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Trustor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

5.29 Entire Agreement and Modifications. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

5.30 Maximum Interest. The provisions of this Deed of Trust and of all agreements between Trustor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid (“Interest”), to Beneficiary for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Trustor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or, at the option of Beneficiary, be paid over to Trustor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This Section will control all agreements between Trustor and Beneficiary.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

THE UNDERSIGNED TRUSTOR REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND ANY NOTICE OF SALE HEREUNDER BE MAILED TO IT AT ITS ADDRESS HEREINBEFORE SET FORTH.

TRUSTOR:

CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau
	Name:	William M. Lau
	Title:	Vice President, Finance and Treasurer

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310411

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel 1:

A parcel of land located in the Southeast quarter of Section 15, Township 3 South, Range 67 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Southeast quarter of said Section 15; thence S 00°59’07” E coincident with the East line of said Southeast quarter, a distance of 716.23 feet to the Southerly line of a 30 foot railroad easement as recorded in Denver County as Reception No. 9800126772, dated August 5, 1998; thence S 89°34’25” W coincident with said Southerly line, a distance of 90.01 feet to the Westerly right of way of Havana Street and the point of beginning; thence S 00°59’07” E coincident with said Westerly right of way, a distance of 812.35 feet to the beginning of a curve to the right, having a radius of 30.00 feet and a long chord which bears S 44°00’52” W, 42.43 feet; thence along the arc of said curve, a distance of 47.12 feet through a central angle of 90°00’00” to the Northerly right of way of proposed 49th Avenue and the Northerly line of Tract C and the point of tangency; thence S 89°00’52” W, coincident with said Northerly right of way and said Northerly line, a distance of 515.00 feet; thence N 00°59’08” W, a distance of 847.66 feet to said Southerly line of said railroad easement; thence N 89°34’25” E coincident with said Southerly line, a distance of 545.05 feet to the point of beginning, City and County of Denver, State of Colorado.

Parcel 2:

A reciprocal non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, S. F. Pacific Property, Tippmann Property, Dillon Property and Montovani Property, over the existing 51st Avenue and New 51st Avenue as defined and established in that certain Reciprocal Easement Agreement recorded July 8, 1999 at Reception No. 9900119715, City and County of Denver, State of Colorado.

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310505

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel l:

A tract of land located in the S 1/2 of Section 15, Township 3 South, Range 67 West of the 6th P.M., City and County of Denver, State of Colorado, described as follows:

Commencing at the Northwest corner of the SE 1/4 of said Section 15, from which the S 1/4 corner of said Section 15 bears S 00 ° 41’59” E, 2654.05 feet; thence S 00° 41’59” E, 353.12 feet along the West line of the SE1/4 of said Section 15 to the South right of way line of 51st Avenue in the City and County of Denver, Colorado, as described at Reception No. 9600136067 of the records of the City and County of Denver, Colorado; thence S 89 °28’34” W, 125.00 feet along the South right of way line of said 51st Street to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15; thence S 00° 41’59” E, 374.72 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning; thence N 89°00’52” E, 964.68 feet; thence S 00° 59’08” E, 886.58 feet; thence S 89 °00’52” w, 969.10 feet to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of Section 15; thence N 00° 41’59” E, 886.59 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning, City and County of Denver, State of Colorado.

Parcel 2:

A reciprocal, non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, SF Pacific Property, Tippmann Property, Dillon Property and Montovani Property over the Existing 51st Avenue and New 51st Avenue, as defined and established in that certain Reciprocal Easement Agreement recorded July 8, 1999 at Reception No. 9900119715, City and County of Denver, State of Colorado.

Parcel 3:

A reciprocal, non-exclusive easement for common driveway purposes to be used as a means of ingress and egress to and from the Catellus Property and the Suntrust Property and Florence Street, as defined and established in that certain Reciprocal Easement Agreement, Recorded June 14, 1999 at Reception No. 9900105623, City and County of Denver, State of Colorado.

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310415

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E, along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, departing said centerline, a distance of 371.51 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 90°00’58”, a radius of 30.00 feet, a chord which bears N44°27’07”E, 42.43 feet, an arc distance of 47.13 feet to a tangent line; thence N00°33’22”W, a distance of 1110.29 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 89°59’01”, a radius of 30.00 feet, a chord which bears N45°32’53”W, 42.42 feet, an arc distance of 47.12 feet to a tangent line; thence S89°27’36”W, a distance of 375.01 feet to the Point of Beginning.

EXCLUDING THE FOLLOWING:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, a distance of 41.23 feet to a non-tangent curve; thence along the arc of a curve to the right, having a central angle of 16°06’47”, a radius of 444.28 feet, a chord which bears N14°28’07”W, 124.53 feet, an arc distance of 124.94 feet to a tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of said Railroad Easement; thence N00°33’22”W, along said Easterly line, a distance of 905.47 feet; thence S89°27’36”W, a distance of 15.02 feet to the Point of Beginning, City and County of Denver, State of Colorado.

(EXHIBIT E-2)

Recording Requested by,

and When Recorded Return to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention:	Gary Louie

ASSIGNMENT OF LEASES AND RENTS

CATELLUS FINANCE 1, L.L.C.,

AS ASSIGNOR

AND

LASALLE BANK NATIONAL ASSOCIATION,

F/K/A LASALLE NATIONAL BANK,

AS TRUSTEE FOR THE REGISTERED HOLDERS OF PRUDENTIAL MORTGAGE

CAPITAL COMPANY I, LLC, COMMERCIAL MORTGAGE PASS-THROUGH

CERTIFICATES, SERIES 1998-1,

AS ASSIGNEE

City and County of Denver (the “County”)

State: Colorado (the “State”)

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) made as of September 2, 2003, is by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Assignor”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94203, in favor of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Assignee”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Assignee (as amended and as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the “Loan”), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, certain deeds of trust, mortgages and security deeds encumbering properties located within and without the state (as heretofore and hereafter assigned and amended, the “Mortgages”) and further secured by those certain Cash Management Agreements (the “Cash Management Agreements”) by and among Assignor, Assignee and those certain managers for each of the properties as more particularly set forth in the Cash Management Agreements.

B. As described in Section 2.12 of the Loan Agreement, Assignor has the option to substitute certain properties in place of certain other properties designated by Assignor (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan.

C. Pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof, Assignor has now elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”).

D. It is a condition precedent to the consummation of the Substitution described in the foregoing paragraph that Assignor execute and deliver that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith (the “Deed of Trust”), from Assignor, as trustor, to Assignee, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415, which real properties are more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with all buildings and other improvements now or hereafter located thereon (to the full extent of Assignor’s interest) (collectively, the “Improvements”) (said parcels of real property and the Improvements are hereinafter sometimes collectively referred to as the “Properties” and individually as a “Property”).

E. It is an additional condition precedent to the consummation of the Substitution described in paragraph B. that Assignor execute and deliver this Assignment with respect to CO 0310411, CO 0310505 and CO 0310415.

F. The term “Loan Documents” shall have the same meaning given to such term in the Loan Agreement. Unless otherwise specifically defined or used in this Deed of Trust to the contrary, capitalized terms shall have the meaning set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the making of the loan evidenced by the Note by Assignee to Assignor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to:

(a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Properties and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the “Leases”); and

(b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits and income of every nature of and from each of the Properties, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Properties, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Assignor may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Properties (collectively, the “Rents”).

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.

IT IS AGREED that, notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases and a present, absolute and executed grant of the powers herein granted to Assignee, Assignor is hereby permitted, at the sufferance of Assignee and at its discretion, and is hereby granted a license by Assignee, to retain possession of the Leases and to retain the Rents that are delivered to Assignor pursuant to the Cash Management Agreements unless and until the occurrence of a Sweep Event (as defined in the Cash Management Agreements). Upon the occurrence of an Event of Default (as hereinafter defined), the aforementioned license granted to Assignor shall automatically terminate without notice to Assignor, and Assignee may thereafter, without taking possession of any one or more

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of the Properties, take possession of the Leases and collect and retain the Rents in accordance with the terms and conditions of the Cash Management Agreements and the other Loan Documents. Further, from and after such termination, Assignor shall be the agent of Assignee in collection of the Rents, and any Rents so collected by Assignor shall be held in trust by Assignor for the sole and exclusive benefit of Assignee and Assignor shall, within one (1) business day after receipt of any Rents, pay the same to Assignee to be applied by Assignee as hereinafter set forth. Furthermore, from and after such Event of Default and termination of the aforementioned license, Assignee shall have the right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, to: (a) make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Properties, as particularly set forth in the Deed of Trust, (b) manage and operate the Properties, with full power to employ agents to manage the same; (c) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (d) do all acts relating to such management of the Properties, including, but not limited to, negotiation of new Leases, making adjustments of existing Leases, contracting and paying for repairs and replacements to the Improvements and to the fixtures, equipment and personal property located in the Improvements or used in any way in the operation, use and occupancy of any Property as in the sole subjective judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole subjective judgment of Assignee may be necessary to maintain a proper rental income from the Properties, employing necessary managers and other employees, purchasing fuel, providing utilities and paying for all other expenses incurred in the operation of the Properties, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor. Assignee may apply the Rents received by Assignor from the Properties, after deducting the costs of collection thereof, including, without limitation, attorneys’ fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Properties and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole subjective discretion, may determine. The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of, the Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any Event of Default under the Loan Documents or prevent foreclosure of any liens on the Properties nor shall such exercise make Assignee liable under any of the Leases, Assignee hereby expressly reserving all of its rights and privileges under the Deed of Trust and the other Loan Documents as fully as though this Assignment had not been entered into.

Without limiting the rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all

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necessary costs and expenses, employing counsel and incurring and paying attorneys’ fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, attorneys’ fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Assignee until repaid by Assignor, shall immediately be due and payable to Assignee by Assignor on demand and shall be secured by the Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

IT IS FURTHER AGREED that this Assignment is made upon the following terms, covenants and conditions:

1. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Properties upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on any Property by the tenants or any other party or for any dangerous or defective condition of any Property or for any negligence in the management, upkeep, repair or control of any Property. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee’s failure to let any Property or from any other act or omission of Assignee in managing any of the Properties. Assignor shall and does hereby indemnify and hold Assignee harmless from and against any and all liability, loss, claim, demand or damage which may or might be incurred by reason of this Assignment, including, without limitation, claims or demands for security deposits from tenants of space in the Improvements deposited with Assignor, and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases except to the extent Assignor’s damages are a direct result of Assignee’s willful misconduct or gross negligence as finally determined by the court of competent jurisdiction. Should Assignee incur any liability by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof, including, without limitation, costs, expenses and attorneys’ fees, together with interest thereof at the Default Interest Rate from the date paid or incurred by Assignee until repaid by Assignor, shall be immediately due and payable to Assignee by Assignor upon demand and shall be secured by the Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

2. This Assignment shall not be construed as making Assignee a mortgagee in possession.

3. Assignee is obligated to account to Assignor only for such Rents as are actually collected or received by Assignee.

4. Assignor hereby further presently and absolutely assigns to Assignee subject to the terms and provisions of this Assignment: (a) any award or other payment which Assignor may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of any Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to, from and after the occurrence of an Event of Default by Assignor hereunder or under any of the other Loan Documents, appear in any such proceeding and to collect any

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such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the Loan.

5. Assignor represents, warrants and covenants to and for the benefit of Assignee: (a) that Assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord’s interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Loan Agreement or Deed of Trust, there are no outstanding assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged except for prepayment of rent of not more than one (1) month prior to the accrual thereof, except as disclosed by Assignor as referenced in Section 5.1(ee)(ii) of the Loan Agreement; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases by the landlord or tenant, except as disclosed in writing to Assignee; (e) that Assignor has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder and (f) the Leases are in full force and effect and are the valid and binding obligations of Assignor, and, to the knowledge of Assignor, are the valid and binding obligations of the tenants thereto.

6. Assignor covenants and agrees that Assignor shall comply with all conditions, covenants and agreements set forth in Section 1.8 of the Deed of Trust.

7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys’ fees, which Assignee may incur in connection with Assignee’s appearance, voluntary or otherwise, in any such action or proceeding, payable upon demand within five (5) Business Days (as defined in the Loan Agreement) from the date incurred, together with interest thereon at the Default Interest Rate from the date payable, until repaid by Assignor.

8. At any time, Assignee may, at its option, notify any tenants or other parties of the existence of this Assignment. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of any Property to pay all unpaid and future Rents to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether there exists an Event of Default hereunder or under the other Loan Documents or whether Assignee is otherwise entitled to said Rents. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Assignee, and any such payment shall discharge such tenant’s, lessee’s or licensee’s obligation to make such payment to Assignor.

9. Assignee may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the

5

Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder.

10. The acceptance of this Assignment and the collection of the Rents in the event Assignor’s license is terminated, as referred to above, shall be without prejudice to Assignee. The rights of Assignee hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Assignor that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.

11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Properties. All rights of Assignee in, to and under this Assignment shall pass to and may be exercised by any assignee of such rights of Assignee. The foregoing shall not be construed to confer a right of transfer or assignment hereunder to the Assignor except as specifically provided in the Loan Agreement. Assignor hereby agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the assignee of the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or setoff to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.

12. It shall be an Event of Default hereunder (a) if an Event of Default, as defined in the Loan Agreement shall occur, (b) Assignor fails to punctually perform any covenant, agreement or obligation under this Assignment which requires payment of money to Assignee at the time or within any applicable period of time set forth herein, or if no time period is sent forth herein, then, within ten (10) Business Days, or (c) upon any failure by Assignor in the performance or observance of any covenant or condition hereof (other than as described in subsection (b) above) and, to the extent such failure or default described in subsection (c) is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Assignee to Assignor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Assignor commences to cure such default promptly after receipt of notice thereof from Assignee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days. Any Event of Default hereunder shall be deemed an Event of Default under each of the other Loan Documents, entitling Assignee to exercise any or all rights and remedies available to Assignee under the terms hereof or of any or all of the other Loan Documents, and any Event of Default under any other Loan Document shall be deemed an Event of Default hereunder, entitling Assignee to exercise any or all rights provided for herein.

13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default hereunder shall not constitute a continuing waiver or a waiver of any other default

6

or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment shall constitute or result in a waiver of any default then existing hereunder or under any of the other Loan Documents.

14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

16. This Assignment shall be in full force and effect continuously from the date hereof to and until the Deed of Trust shall be released of record, and the release of the Deed of Trust shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever.

17. In case of a conflict between any provision of this Assignment and any provision of any of the other Loan Documents, such provision shall be construed as to give Assignee the maximum benefit in its interpretation and construction.

18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Loan Agreement.

19. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Assignment. Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this Assignment and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State, and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the security interests created pursuant thereto and hereunder shall be governed by and construed according to the laws of the state where such Property is located. Except as provided in the immediately preceding sentence, Assignor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any other jurisdiction other than New York governs this Assignment.

20. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

7

21. In addition to, but not in lieu of, any other rights hereunder, Assignee shall have the right to institute suit and obtain a protective or mandatory injunction against Assignor to prevent a breach or default, or to reinforce the observance, of the agreements, covenants, terms and conditions contained herein, as well as the right to damages occasioned by any breach or default by Assignor.

22. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to any and all of the Properties.

23. Assignor hereby covenants and agrees that Assignee shall be entitled to all of the rights, remedies and benefits available by statute, at law, in equity or as a matter of practice for the enforcement and perfection of the intents and purposes hereof. Assignee shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction and without notice to Assignor, to the appointment of a receiver to obtain and secure the rights of Assignee hereunder and the benefits intended to be provided to Assignee hereunder.

24. Notwithstanding anything to the contrary contained in this Assignment, the liability of Assignor and its officers, directors, general partners, managers, members and principals for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Section 1.05 of the Note, which Section is incorporated herein by specific reference.

[NO FURTHER TEXT ON THIS PAGE]

8

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

ASSIGNOR: CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310411

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel 1:

A parcel of land located in the Southeast quarter of Section 15, Township 3 South, Range 67 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Southeast quarter of said Section 15; thence S 00°59’07” E coincident with the East line of said Southeast quarter, a distance of 716.23 feet to the Southerly line of a 30 foot railroad easement as recorded in Denver County as Reception No. 9800126772, dated August 5, 1998; thence S 89°34’25” W coincident with said Southerly line, a distance of 90.01 feet to the Westerly right of way of Havana Street and the point of beginning; thence S 00°59’07” E coincident with said Westerly right of way, a distance of 812.35 feet to the beginning of a curve to the right, having a radius of 30.00 feet and a long chord which bears S 44°00’52” W, 42.43 feet; thence along the arc of said curve, a distance of 47.12 feet through a central angle of 90°00’00” to the Northerly right of way of proposed 49th Avenue and the Northerly line of Tract C and the point of tangency; thence S 89°00’52” W, coincident with said Northerly right of way and said Northerly line, a distance of 515.00 feet; thence N 00°59’08” W, a distance of 847.66 feet to said Southerly line of said railroad easement; thence N 89°34’25” E coincident with said Southerly line, a distance of 545.05 feet to the point of beginning, City and County of Denver, State of Colorado.

Parcel 2:

A reciprocal non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, S. F. Pacific Property, Tippmann Property, Dillon Property and Montovani Property, over the existing 51st Avenue and New 51st Avenue as defined and established in that certain Reciprocal Easement Agreement recorded July 8, 1999 at Reception No. 9900119715, City and County of Denver, State of Colorado.

A-1

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310505

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

Parcel l:

A tract of land located in the S 1/2 of Section 15, Township 3 South, Range 67 West of the 6th P.M., City and County of Denver, State of Colorado, described as follows:

Commencing at the Northwest corner of the SE 1/4 of said Section 15, from which the S 1/4 corner of said Section 15 bears S 00 ° 41’59” E, 2654.05 feet; thence S 00° 41’59” E, 353.12 feet along the West line of the SE1/4 of said Section 15 to the South right of way line of 51st Avenue in the City and County of Denver, Colorado, as described at Reception No. 9600136067 of the records of the City and County of Denver, Colorado; thence S 89 °28’34” W, 125.00 feet along the South right of way line of said 51st Street to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15; thence S 00° 41’59” E, 374.72 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning; thence N 89°00’52” E, 964.68 feet; thence S 00° 59’08” E, 886.58 feet; thence S 89 °00’52” w, 969.10 feet to a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of Section 15; thence N 00° 41’59” E, 886.59 feet along a line 125.00 feet Westerly as measured at right angles from and parallel with the West line of the SE 1/4 of said Section 15 to the True Point of Beginning, City and County of Denver, State of Colorado.

Parcel 2:

A reciprocal, non-exclusive easement for ingress and egress over those certain lands referred to as Catellus Property, SF Pacific Property, Tippmann Property, Dillon Property and Montovani Property over the Existing 51st Avenue and New 51st Avenue, as defined and established in that certain Reciprocal Easement Agreement recorded July 8, 1999 at Reception No. 9900119715, City and County of Denver, State of Colorado.

Parcel 3:

A reciprocal, non-exclusive easement for common driveway purposes to be used as a means of ingress and egress to and from the Catellus Property and the Suntrust Property and Florence Street, as defined and established in that certain Reciprocal Easement Agreement, Recorded June 14, 1999 at Reception No. 9900105623, City and County of Denver, State of Colorado.

A-2

EXHIBIT A

LEGAL DESCRIPTION OF CO 0310415

The land referred to herein is situate in the City and County of Denver, State of Colorado and more particularly described as follows:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E, along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, departing said centerline, a distance of 371.51 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 90°00’58”, a radius of 30.00 feet, a chord which bears N44°27’07”E, 42.43 feet, an arc distance of 47.13 feet to a tangent line; thence N00°33’22”W, a distance of 1110.29 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 89°59’01”, a radius of 30.00 feet, a chord which bears N45°32’53”W, 42.42 feet, an arc distance of 47.12 feet to a tangent line; thence S89°27’36”W, a distance of 375.01 feet to the Point of Beginning.

EXCLUDING THE FOLLOWING:

A parcel of land located in the Northeast quarter of Section 22, Township 3 South, Range 67 West, 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the Northeast corner of said Section 22; thence S89°27’36”W, along the North line of said Northeast quarter, a distance of 1300.03 feet to the centerline of the Railroad Easement recorded August 5, 1998 at Reception No. 9800126773; thence S00°33’22”E, along said centerline, a distance of 644.20 feet to the Point of Beginning; thence continuing S00°33’22”E along said centerline, a distance of 1031.74 feet to a tangent curve; thence along the arc of a curve to the left, having a central angle of 15°12’49”, a radius of 528.00 feet, a chord which bears S08°09’47”E, 139.79 feet, an arc distance of 140.20 feet to a non-tangent line; thence N89°27’36”E, a distance of 41.23 feet to a non-tangent curve; thence along the arc of a curve to the right, having a central angle of 16°06’47”, a radius of 444.28 feet, a chord which bears N14°28’07”W, 124.53 feet, an arc distance of 124.94 feet to a tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of tangent line; thence N06°24’44”W, a distance of 144.71 feet to the Easterly line of said Railroad Easement; thence N00°33’22”W, along said Easterly line, a distance of 905.47 feet; thence S89°27’36”W, a distance of 15.02 feet to the Point of Beginning, City and County of Denver, State of Colorado.

A-3

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

SIGNATURE OF NOTARY

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(EXHIBIT F)

THIRD AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT

THIS THIRD AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT (this “Amendment”), made as September 2, 2003, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation (“Indemnitor”), having an address at 201 Mission Street, Second Floor, San Francisco, California 94105, and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, as a condition to making the Loan to Borrower, Indemnitor entered into that certain Indemnity and Guaranty Agreement dated as of October 26, 1998 as amended by First Amendment dated as of March 18, 1999 and Second Amendment dated as of September 7, 1999 (the “Indemnity and Guaranty Agreement”), in favor of Prudential pursuant to which Indemnitor agreed to indemnify Prudential from and against and guarantee payment to Prudential of those items for which Borrower is personally liable and for which Prudential has recourse against Borrower under the terms of the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, Indemnitor transferred all of its membership interests in Borrower to Plato REIT, LLC, a Delaware limited liability company (“Plato”) by means of that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999 (the “Assignment and Assumption”), while reaffirming its obligations and its waivers of various defenses to such obligations under the Indemnity and Guaranty Agreement, pursuant to that certain Agreement of Catellus Development Corporation dated as of July 1, 1999 (the “Catellus Agreement”); and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the preceding paragraph that Indemnitor execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Indemnity and Guaranty Agreement. Indemnitor and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Property Pool” as defined in the Indemnity and Guaranty Agreement include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Indemnity and Guaranty Agreement with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Indemnity and Guaranty Agreement which provides that the obligation shall survive or shall be reinstated, and (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Indemnity and Guaranty Agreement include the Texas Mortgage and the Colorado Mortgage.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Indemnity and Guaranty Agreement shall mean the Indemnity and Guaranty Agreement as amended hereby. Except as specifically amended above, (a) the Indemnity and Guaranty Agreement shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Indemnity and Guaranty Agreement.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

IN WITNESS WHEREOF, Indemnitor and Lender have executed this Amendment as of the day and year first above written.

INDEMNITOR: CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

LENDER: LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, title of Officer	Through statute does not require the Notary to fill in he data below, doing so may prove invaluable o persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(EXHIBIT G)

THIRD AMENDMENT TO

HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

THIS THIRD AMENDMENT TO HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Amendment”), made as of September 2, 2003, is by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105 and by CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation (“CDC”), having an address at 201 Mission Street, Second Floor, San Francisco, California 94105, jointly and severally (Borrower and CDC being referred to herein collectively as “Indemnitors” and individually as “Indemnitor”), in favor of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

WHEREAS, Borrower previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, as a condition to making the Loan to Borrower, Indemnitors entered into that certain Hazardous Substances Indemnity Agreement dated as of October 26, 1998 as amended by the First Amendment dated as of March 18, 1999 and Second Amendment dated as of September 7, 1999 (the “Hazardous Substances Indemnity Agreement”), in favor of

Prudential pursuant to which Indemnitors agreed to indemnify Prudential with respect to hazardous wastes on, in, under or affecting the Property Pool; and

WHEREAS, Indemnitor transferred all of its membership interest in Borrower to Plato REIT, LLC, a Delaware limited liability company (“Plato”) by means of that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999 (the “Assignment and Assumption”), while reaffirming its obligations and its waivers of various defenses to such obligations under the Hazardous Substances Indemnity Agreement, pursuant to that certain Agreement of Catellus Development Corporation dated as of July 1, 1999 (the “Catellus Agreement”); and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the preceding paragraph that Borrower execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415;

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Indemnitors and Lender hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Hazardous Substances Indemnity Agreement. Indemnitors and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Property Pool” as defined in the Hazardous Substances Indemnity Agreement include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Hazardous Substances Indemnity Agreement with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Hazardous Substances Indemnity Agreement which provides that the obligation shall survive or shall be reinstated, and (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Hazardous Substances Indemnity Agreement include the Texas Mortgage and the Colorado Mortgage.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Hazardous Substances Indemnity Agreement shall mean the Hazardous Substances Indemnity Agreement as amended hereby. Except as specifically amended above, (a) the Hazardous Substances Indemnity Agreement shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Hazardous Substances Indemnity Agreement.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Indemnitors and Lender have executed this Amendment as of the day and year first above written.

BORROWER/INDEMNITOR:

CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

CDC/INDEMNITOR:

CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By: The Prudential Insurance Company of America, as Servicer

By: Prudential Asset Resources, Inc., as Subservicer

By:	/s/ C. Todd Moore

Name:	C. Todd Moore
Title:	Vice President

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

(EXHIBIT H)

THIRD AMENDMENT TO

ASSIGNMENT OF WARRANTIES AND OTHER CONTRACT RIGHTS

THIS THIRD AMENDMENT TO ASSIGNMENT OF WARRANTIES AND OTHER CONTRACT RIGHTS (this “Amendment”), made as of September 2, 2003, is by CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), having an address at 301 Mission Street, Suite 340, San Francisco, California 94105, and LASALLE BANK NATIONAL ASSOCIATION, f/k/a Lasalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, to further secure the Loan, Borrower entered into that certain Assignment of Warranties and Other Contract Rights dated as of October 26, 1998 as amended by First Amendment dated as of March 18, 1999 and Second Amendment dated as of September 7, 1999 (the “Assignment of Warranties”), in favor of Prudential; and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the preceding paragraph that Borrower execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Assignment of General Intangibles. Borrower hereby irrevocably, absolutely and unconditionally assigns and transfers to Lender, its successors and assigns, all of Borrower’s right, title and interest in and to the “General Intangibles” (as such term is defined in the Assignment of Warranties) relating to the TX 4390530, CO 0310411, CO 031050 and CO 0310415.

3. Amendment to Assignment of Warranties. Borrower and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Property Pool” as defined in the Assignment of Warranties include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Assignment of Warranties with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Assignment of Warranties which provides that the obligation shall survive or shall be reinstated, and (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Assignment of Warranties include the Texas Mortgage and the Colorado Mortgage.

4. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Assignment of Warranties shall mean the Assignment of Warranties as amended hereby. Except as specifically amended above, (a) the Assignment of Warranties shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Assignment of Warranties.

5. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

BORROWER: CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

LENDER: LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc. as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

(EXHIBIT I-1)

THIRD AMENDMENT TO CASH MANAGEMENT AGREEMENT

(CATELLUS DEVELOPMENT CORPORATION)

THIS THIRD AMENDMENT TO CASH MANAGEMENT AGREEMENT (this “Amendment”) dated as of September 2, 2003 by and among CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company, having an address at 201 Mission Street, Suite 340, San Francisco, California 94105 (“Borrower”), CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation, having an address at 201 Mission Street, Second Floor, San Francisco, California 94105 (“Manager”), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a Lasalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107 (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, Borrower and Manager are parties to that certain Property Management Agreement dated October 26, 1998; and

WHEREAS, as a condition to making the Loan to Borrower, Borrower, Manager and Prudential entered into that certain Cash Management Agreement dated as of October 26, 1998 as amended by First Amendment dated as of March 18, 1999 and Second Amendment dated as of September 7, 1999 (the “Cash Management Agreement”), pursuant to which certain “Property Accounts” as set forth on Schedule 1 were established and the parties agreed that all of the “Rents and Profits” from the “Properties” would be deposited into the Property Accounts (all as such terms are defined in the Cash Management Agreement); and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the paragraph immediately preceding the preceding paragraph that Borrower execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Cash Management Agreement. Borrower, Manager and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Properties” as defined in the Cash Management Agreement include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Cash Management Agreement with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Cash Management Agreement which provides that the obligation shall survive or shall be reinstated, (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Cash Management Agreement include the Texas Mortgage and the Colorado Mortgage, and (d) all “Account Proceeds” as defined in the Cash Management Agreement include any and all Rents and Profits (as defined in the Texas Mortgage and the Colorado Mortgage, as applicable) derived from TX 4390530, CO 0310411, CO 0310505 and CO 0310415, as applicable.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Cash Management Agreement shall mean the Cash Management Agreement as amended hereby. Except as specifically amended above, (a) the Cash Management Agreement shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Cash Management Agreement.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER: CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

MANAGER: CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

LENDER: LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

By:	Prudential Asset Resources, Inc., as Subservicer

By:	/s/ C. Todd Moore

Name:	C. Todd Moore
Title:	Vice President

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

Personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

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SCHEDULE 1

Lockbox Address	Account Nos.: Property Accounts A	Account Nos.: Property Accounts B
SF – 73586	14225-02103	14229-02125

(EXHIBIT I-2)

THIRD AMENDMENT TO CONSENT AND AGREEMENT OF MANAGER

(CATELLUS DEVELOPMENT CORPORATION)

THIS THIRD AMENDMENT TO CONSENT AND AGREEMENT OF MANAGER (this “Amendment”) dated as of September 2, 2003, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation, having an address at 201 Mission Street, Second Floor, San Francisco, California 94105 (“Manager”), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107 (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company, having an address at 201 Mission Street, Suite 340, San Francisco, California 94105 (“Borrower”), obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) from PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, by and between Borrower and Prudential (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Loan Agreement”); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, Borrower and Manager are parties to that certain Property Management Agreement dated October 26, 1998; and

WHEREAS, as a condition to making the Loan to Borrower, Manager executed that certain Consent and Agreement of Manager dated as of October 26, 1998 (the “Original Consent and Agreement of Manager”), pursuant to which Manager consented to the assignment of certain “Contracts” (as defined in the Original Consent and Agreement of Manager) and made certain representations, warranties and covenants in favor of Prudential; and

WHEREAS, the Original Consent and Agreement of Manager has been amended by that certain First Amendment to Consent and Agreement of Manager dated as of March 18, 1999 (the “First Amendment”), and further amended by that certain Second Amendment to Consent and Agreement of Manager dated as of September 7, 1999 (the “Second Amendment”)

(the Original Consent and Agreement of Manager, as amended by the First Amendment and by the Second Amendment, the “Consent and Agreement of Manager”); and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”);and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”), that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”), and that certain Third Amendment to Assignment of Warranties and Other Contract Rights dated of even date herewith in favor of Lender (the “Third Amendment to Assignment of Warranties”).

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Consent and Agreement of Manager. Manager and Lender specifically acknowledge and agree that, on and after the date hereof, (a) the term “Property” as defined in the Consent and Agreement of Manager includes TX 4390530, (b) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Consent and Agreement of Manager include the Texas Mortgage and the Colorado Mortgage, and (c) “Contracts” as defined in the Consent and Agreement of Manager include any and all “General Intangibles” (as defined in the Third Amendment to Assignment of Warranties) relating to TX 4390530.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Consent and Agreement of Manager shall mean the Consent and Agreement of Manager as amended hereby. Except as specifically amended above, (a) the Consent and Agreement of Manager shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Consent and Agreement of Manager.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

MANAGER:

CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

(EXHIBIT I-3)

CASH MANAGEMENT AGREEMENT

THIS CASH MANAGEMENT AGREEMENT (this “Agreement”) dated as of September 2, 2003 by and among CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company, having an address at 201 Mission Street, Suite 340, San Francisco, California 94105 (the “Borrower”), CUSHMAN & WAKEFIELD OF COLORADO, INC., a Colorado corporation, having an office at 633 Seventeenth Street, Suite 1500, Denver, Colorado 80202 (the “Manager”), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 (the “Lender”).

Preliminary Statement

WHEREAS, pursuant to that certain loan agreement dated as of October 26, 1998, by and between the Borrower and Prudential Mortgage Capital Company, Inc., a Delaware corporation (“Prudential”), predecessor-in-interest to the Lender (the “Loan Agreement”), the Lender provided financing (the “Loan”) to the Borrower secured, among other things, by those certain security deeds, deeds of trust and mortgage instruments (as same may hereafter be amended, supplemented, modified, severed or amended and restated from time to time, each a “Mortgage”, collectively the “Mortgages”), encumbering certain parcels of real properties owned by the Borrower (each a “Property” collectively the “Properties”) some of which are managed by the Manager, as identified on Schedule 1 attached hereto and made a part hereof.

WHEREAS, Borrower has delivered to that certain bank (the “Clearing Bank”) maintaining the operating account or accounts of the Borrower (individually, a “Property Account” and collectively, the “Property Accounts”) a Clearing Bank Instruction Letter in the form attached as Exhibit A attached hereto and made a part hereof (together with any modifications, amendments or replacements thereof, the “Instruction Letter”), which provides that all Rents and Profits (as defined in the Mortgages) be deposited in the account named therein commencing as of the Closing Date, and administered in the manner provided herein including, without limitation, to periodically sweep funds held on deposit in the Clearing Bank into the accounts described herein or, as otherwise instructed in an Instruction Letter or any amendment or replacement thereto.

NOW THEREFORE, in consideration of the mutual premises contained herein and for Ten Dollars ($10.00) and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.

(a) As used herein the following capitalized terms shall have the respective meanings set forth below:

“Account Proceeds” shall mean any and all Rents and Profits and other revenue in connection with the Properties and any other sums that are deposited into, or earned from sums deposited in Property Accounts A or, all sums that are deposited into, or earned on sums deposited into the Deposit Account, as applicable.

“Accrued Interest” shall have the same meaning given to such term under the Note.

“Additional Collateral” shall have the meaning given such term in Section 3(c)(ii).

“Annual Budget” shall have the same meaning given to such term in Section 4(g) hereof.

“Anticipated Repayment Date” shall have the same meaning given to such term in the Loan Agreement.

“Applicable Interest Rate” shall have the same meaning given to such term under the Note.

“Approved Annual Budget” shall mean each Annual Budget, as and when approved by Lender.

“Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday or other day on which the Clearing Bank, the Deposit Bank or commercial banks in California or New York are authorized or required by law to close. All references in this Agreement to a “day” or a “date” shall be to a calendar day unless specifically referenced as a Business Day.

“Capital Expenditures” shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles, including expenditures for building improvements or major repairs.

“Cash Expenses” shall mean for any period, the operating expenses as set forth in the Approved Annual Budget to the extent that such expenses are actually incurred by the Borrower minus payments into the Impound Account, the Replacement Reserve, the TI/LC Reserve and other reserves, if applicable.

“Cash Management Period” shall mean any period during which Lender may instruct the Clearing Bank to transfer Account Proceeds to the Deposit Account or to otherwise hold sums on deposit in Property Accounts A, which period commences on a Sweep Event and continues until a Mortgage Satisfaction Event, except in the case of a Cash Sweep Event 2, as otherwise expressly provided in Section 3 (c) (ii) hereof.

“Cash Sweep Event 1” shall mean the date that is three (3) months prior to the Anticipated Repayment Date.

“Cash Sweep Event 2” shall mean the date Lender determines that the ratio of (a) Net Cash Flow from ongoing and continuous operations of the Properties to (b) the annual

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debt service on the Loan has fallen below the Minimum Coverage Ratio, as determined by Lender.

“Cash Sweep Event 3” shall mean the occurrence of an Event of Default under the Loan Agreement.

“Certificates” means the securities issued in connection with a Securitization of the Loan.

“Clearing Bank” shall be the bank named in Exhibit A hereof, or any successor thereto acceptable to Lender, which bank must at all times have and maintain a credit rating of at least (1) ”A” by Fitch and at least “Aa2” by Moody’s, or if not rated by Fitch and Moody’s, an equivalent rating from at least two (2) of the four (4) Rating Agencies.

“Closing Date” shall mean the date Lender releases or authorizes the escrow to release the Loan proceeds to Borrower.

“Deposit Account” shall mean the account or accounts maintained by Lender at the Deposit Bank pursuant to the term of Section 3 hereof.

“Deposit Bank” shall mean the bank or banks selected by the Lender to maintain the Deposit Account.

“DSCR” shall mean the ratio of the Net Cash Flow to annual debt service on the Loan, as determined by Lender.

“Eligible Account”: Either (i) an account or accounts maintained with an Eligible Bank or (ii) a Trust Account. Eligible Accounts may bear interest.

“Eligible Bank” shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures the deposits hereunder through the Federal Deposit Insurance Corporation.

“Event of Default” shall have the meaning given to such term under the Loan Agreement.

“Extraordinary Expenses” shall mean extraordinary operating expenses or capital expenses not set forth in the Approved Annual Budget or allocated for in the Replacement Reserve or the TI/LC Reserve.

“Fitch” means Fitch Ratings.

“Gross Income” shall mean all income actually received pursuant to any lease, but excluding, security deposits, rents paid more than 30 days in advance, interest income and refunds.

“Impound Account” shall have the meaning set forth for such term in the Loan Agreement.

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“Instruction Letter” shall have the meaning given to such term in the Preliminary Statement hereto.

“Lender” shall have the meaning given to such term in the introduction paragraph hereof, and shall include, in all instances where the context permits, the Servicer.

“Loan Documents” shall mean the documents evidencing, securing or otherwise relating to the Loan, including, without limitation, this Agreement, the Loan Agreement, the Note and the Mortgages.

“Lockbox Address” shall be the address of the Clearing Bank, as shown on the Instruction Letter or any replacement or amendment thereto.

“Minimum Coverage Ratio” shall have the same meaning given to such term in the Loan Agreement.

“Monthly Payment Amount” shall have the meaning given to such term in the Note.

“Moody’s” means Moody’s Investor Service, Inc.

“Mortgage” or “Mortgages” shall have the meaning given to such term in the Preliminary Statement hereto.

“Mortgage Satisfaction Event” shall mean the satisfaction in full of the Secured Obligations.

“Net Capital Expenditures” shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund (including, but not limited to, the TI/LC Reserve and the Replacement Reserve) established pursuant to the Loan Documents.

“Net Cash Flow” shall mean NOI less deductions for actual Capital Expenditures and Capital Expenditure reserves (but without duplication of replacement reserves as described in the NOI definition), including, without limitation, tenant improvement costs and leasing commissions, and any reserves established with respect thereto.

“NOI” shall mean annual Gross Income realized from ongoing and continuous operations of the Property or Properties, as applicable, for the twelve (12) month period prior to the Closing Date or such other applicable twelve (12) month period, as reasonably determined by Lender, less all necessary and ordinary operating expenses (both fixed and variable) for such period, including, without limitation, utilities, administrative, cleaning, landscaping, security, repairs and, maintenance, ground rent payments, management fees, (computed at the higher of actual management fees or 3½% of Gross Income), replacement reserves, real estate and other taxes, assessments and insurance, but excluding any deduction for federal, state and other income taxes, debt service expenses (except for assessment bonds), depreciation or amortization of capital expenditures, and other similar non-cash items. For purposes of determining NOI, ordinary operating expenses which have been prepaid will nonetheless be treated as a cost to be

4

incurred. Documentation of NOI shall be certified by an officer of Borrower with detail reasonably satisfactory to Lender and shall be subject to the approval of Lender.

“Note” shall mean that certain promissory note of even date herewith, made by the Borrower in favor of the Lender and evidencing the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Payment Date” with respect to any calendar month shall be the eleventh (11th) day of such month.

“Permitted Investments” shall mean any investment established in connection with a Securitization, as the standards with respect to such investments are established from time to time by the Rating Agencies.

“Person” shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Property” and “Properties” shall have the meaning given to such term, in the Preliminary Statement hereto.

“Property Account(s) A” shall have the meaning given to such term in Section 2(a) hereof.

“Property Account(s) B” shall have the meaning given to such term in Section 2(a) hereof.

“Property Accounts” shall mean, collectively, each and every Property Account A and each and every Property Account B, established at the Clearing Bank to be held and administered as set forth herein.

“Rating Agency” shall mean (i) any of the nationally-recognized statistical rating organizations from time to time rating Certificates or any portion thereof on the date of issuance of the Certificates or (ii) prior to the issuance of the Certificates, Moody’s and/or Fitch or any of the other nationally-recognized statistical rating organizations that have been designated by the Lender in its sole discretion.

“Rating Confirmation” shall have the meaning given to such term in the Loan Agreement.

“Rating Criteria” with respect to any Person shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least “D-1” by Fitch and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held in the account for a period of less than 30 days, or (ii) the long-term unsecured debt obligations of such Person are rated at least “AA-” by Fitch and, if rated by another Rating

5

Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held in the account for a period of 30 days or more.

“Rents and Profits” shall have the same meaning given to such term in the Mortgages.

“Replacement Reserve” shall have the meaning given to such term under the Loan Agreement.

“Securitization” shall have the meaning given to such term in the Loan Agreement.

“Secured Obligations” shall have the same meaning given to such term in the Mortgages.

“Servicer” shall mean a servicer or account administrator of the Lender designated by and acting for the benefit of the Lender.

“Substitute Property” shall have the meaning given to such term under Section 2.12 of the Loan Agreement.

“Sweep Event” shall mean the occurrence of either a Cash Sweep Event 1, Cash Sweep Event 2 or Cash Sweep Event 3.

“T&I Impound Account” shall have the meaning given to such term in Section 3(e) hereto.

“TI/LC Reserve” shall have the meaning given to such term under the Loan Agreement.

“Trust Account” shall mean a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations §9.10(B) which has corporate trust powers and is acting in its fiduciary capacity.

(b) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

(c) Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement or, if not defined therein, in the other Loan Documents.

Section	2. Establishment of the Property Accounts.

(a) Prior to the date hereof, Borrower has established two types of Property Account at the Clearing Bank. The first type shall be designated “Property Accounts A” and shall be accounts in the name of the Borrower but under the sole dominion and control of the

6

Lender and any Servicer designated by Lender or any successor designee identified by written notice from the Lender to the Clearing Bank. The second of type of Property Account shall be designated “Property Accounts B”, which accounts shall be in the name and sole dominion and control of the Borrower. It is the intention of the parties hereto that all amounts deposited into Property Accounts A shall be invested in Permitted Investments to the extent such investment is reasonably practicable.

(b) From and after the Closing Date, the Borrower shall cause all Rents and Profits generated by the Properties to be deposited directly by the payors with respect thereto into Property Accounts A in the form of checks, money order and similar instruments. Until the Lender notifies the Clearing Bank of the occurrence of a Sweep Event, the Clearing Bank shall be authorized to transfer daily all Account Proceeds on deposit in each respective Property Account A into the corresponding Property Account B. Upon and after notice from Lender to the Clearing Bank of the occurrence of a Sweep Event, the Clearing Bank shall immediately cease to transfer all Account Proceeds into any Property Account B, and all Account Proceeds on deposit in each and every Property Account A will be administered as set forth herein.

(c) In order to secure the performance by the Borrower of its Secured Obligations and as a material inducement for the Lender to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby (i) authorizes that Property Accounts A and Property Accounts B be established at the Clearing Bank as set forth in Exhibit A hereof and (ii) acknowledges and agrees that (A) Property Accounts A will be in the name of the Borrower but, until the occurrence of a Mortgage Satisfaction Event, subject to the sole dominion, control and discretion of the Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the other Loan Documents, (B) until the occurrence of a Mortgage Satisfaction Event, neither the Borrower nor any other Person acting on behalf of, or claiming through Borrower, shall have any right or authority, whether express or implied, to make use of, or withdraw any, Account Proceeds or any other funds, investments or other properties from Property Accounts A, or to give any instructions with respect to Property Accounts A, (C) neither Borrower nor any other person acting on behalf of, or claiming through Borrower, shall have any right or authority to close Property Accounts A or change the bank, bank location or account number of the Property Accounts without in each instance, the express written authorization of Lender which may be withheld by Lender in its sole discretion, (D) upon the occurrence of a Sweep Event, Lender shall have the right, without notice to Borrower, to instruct the Clearing Bank to deposit all Account Proceeds into an account (which may or may not be with the Clearing Bank) in Lender’s name and under Lender’s dominion and control until further written notice from Lender or, (E) Lender shall have right to instruct that Account Proceeds are to be held and administered in some other manner as directed by Lender in its sole discretion.

(d) The Borrower hereby agrees that before any change is made with respect to any bank, bank location or account number of the Property Accounts at the Clearing Bank or if otherwise required by the Lender, the Borrower (x) must obtain the Lender’s prior written consent with respect thereto, (y) will execute a new letter substantially similar to the Instruction Letter (subject to the Lender’s approval) with respect to such new bank (or the then existing bank, if applicable), bank location or account number and deliver such new Instruction Letter to the Lender together with the new bank’s (or existing bank, if applicable) acknowledgement and

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agreement with respect thereto and (z) if such substitute bank shall be outside the States of California or Illinois, the Property Accounts shall be established and maintained in the name of the Lender. The Borrower hereby irrevocably appoints the Lender as its attorney-in-fact (coupled with an interest) with full authority on behalf of the Borrower to execute and deliver the Instruction Letter, to make changes to any Instruction Letter where required by the Clearing Bank and to execute and deliver modified Instruction Letters, all in accordance with this Agreement. At the election of the Lender, exercised from time to time during any Cash Management Period, the Borrower will establish new Property Accounts at a bank selected by the Lender and cooperate to cause all Account Proceeds in the existing Property Accounts A to be transferred to the new Property Accounts and any future Rents and Profits from the Properties to be deposited into such new Property Accounts A. The Borrower hereby irrevocably appoints the Lender as its attorney-in-fact (coupled with an interest) to establish new Property Accounts A from time to time and to cause the transfer of all Rents and Profits (and all funds in the existing Property Accounts A) thereto.

Section 3. Establishment of the Deposit Account.

(a) The Lender shall have the right, at its option, to establish and maintain the Deposit Account at the Deposit Bank as one or more separate deposit accounts any of which may be Trust Account and which may be entitled “[LENDER] as secured party of [BORROWER], Deposit Account”. In connection with the issuance of the Certificates, the Lender shall have the right to cause the Deposit Bank to entitle the Deposit Accounts with such other designation as the Lender may select in its reasonable discretion. Each Deposit Account may be an Eligible Account.

(b) The Deposit Account shall be assigned the federal tax identification number of the Borrower, which number is 52-2122-532.

(c) Upon and following the occurrence of a Sweep Event, the Lender shall have the right to instruct the Clearing Bank to transfer all Account Proceeds in Property Accounts A on a daily basis to the Deposit Account which, at Lender’s discretion, may be further allocated to designated subaccounts. Notwithstanding the foregoing, following a Cash Sweep Event, Lender shall have the additional right and option to direct that all Account Proceeds be held in Account A or otherwise administered as permitted under the Loan Documents or pursuant to law or in equity.

(i) Following the occurrence of a Cash Sweep Event 1 or Cash Sweep Event 3, the Cash Management Period shall continue until a Mortgage Satisfaction Event.

(ii) Following the occurrence of a Cash Sweep Event 2 and the establishment of the Cash Management Period, if Borrower demonstrates to Lender’s reasonable satisfaction during two consecutive years after the Cash Sweep Event 2, a DSCR of 1.25 times or greater, the Cash Management Period shall be suspended until the occurrence of another Cash Sweep Event. If, after the second occurrence of a Cash Sweep Event 2, Borrower demonstrates to Lender’s reasonable satisfaction during two consecutive years from and after the second Cash

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Sweep Event 2, a DSCR of 1.40 times or greater, the Cash Management Period shall be suspended until the occurrence of a third Cash Sweep Event 2, in which event, the Cash Management Period shall remain in effect until a Mortgage Satisfaction Event. To avoid the occurrence of a Sweep Event prior to the occurrence of what would otherwise be a Cash Sweep Event 2, Borrower shall have a one-time right during the term of the Loan to provide Lender with Additional Collateral for the Loan, the inclusion of which would allow Borrower to satisfy the Minimum Coverage Ratio. Such Additional Collateral means additional real estate security which meets Lender’s then-current underwriting standards, and otherwise meets the standards set out for a Substitution (as described and defined in Section 2.12 of the Loan Agreement). The taking of Additional Collateral and the avoidance of a Sweep Event shall also be subject to Rating Confirmation. Borrower agrees to pay all fees, cost and expenses (including, but not limited to, reasonable legal fees and disbursements) in respect of providing the Additional Collateral, together with a one-time servicing fee of $15,000 per building per Substitute Property. Documentation of the DSCR shall be certified by the Borrower with detail reasonably satisfactory to the Lender and shall be subject to Lender’s approval. Until twelve (12) full calendar months after the Closing Date, Lender shall adjust the calculation of DSCR by using an imputed amount for debt service equal to those payments which would have been due if the Loan had then been outstanding, rather than the debt service actually due or paid on any financing of the Property then in effect.

(d) The Deposit Bank will deposit or pay the Account Proceeds transferred from the Clearing Bank to the Deposit Bank into any number of subaccounts (collectively, the “Subaccounts”) which subaccounts shall be maintained on a ledger-entry basis.

(i) The Subaccounts may consist of the related reserve accounts previously established under the Loan Documents. Amounts allocated to the Subaccounts shall be disbursed in accordance with the terms of the Loan Agreement and the Disbursement Instructions (as defined below).

(ii) Upon a Sweep Event, and during the continuance of the Cash Management Period, the Lender or the Servicer may direct the Deposit Bank to disburse amounts deposited into the Deposit Account in a manner consistent with Section 4 hereof and with the Loan Agreement (the “Disbursement Instructions”); provided, that if no Disbursement Instructions are received with respect to a Cash Management Period, the Servicer or the Deposit Bank may allocate and disburse amounts in the Deposit Account pursuant to the most recent Disbursement Instructions received from the Lender or the Servicer prior thereto, or otherwise, as the Lender or Servicer may direct by an amended or replacement Disbursement Instructions as Lender and/or Servicer determines in its reasonable discretion, consistent with this Agreement and the other Loan Documents.

(e) Upon a Sweep Event and during the continuance of the Cash Management Period, the Lender shall have the right, at its option, to establish and maintain at the Deposit Bank one or more separate deposit accounts (each of which may be a Trust Account) (collectively, the “T&I Impound Account”) which shall be entitled “[LENDER] as secured party of [BORROWER] Tax and Insurance Impound Account” (which may be the account designated as the “Impound Account” previously established under the Loan Agreement). The Lender shall deposit into the T&I Impound Account from the Rents and Profits the amounts

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required to be deposited by the Borrower with the Lender pursuant to the Loan Agreement (including, but not limited to, taxes, assessments and insurance premiums). Amounts on deposit in the T&I Impound Account shall be disbursed at the direction of the Lender in accordance with the provisions of the Loan Agreement. The T&I Impound Account shall be assigned the federal taxpayer identification number of the Borrower as provided herein. The T&I Impound Account may consist of the related reserve account previously established under the Mortgages. For purposes of this Agreement the T&I Impound Account shall be a Subaccount.

(f) The Lender shall direct the Deposit Bank from time to time, to invest amounts allocated to the Subaccounts in Permitted Investments selected by the Lender. It is the intention of the parties hereto that the entire amounts deposited in the Subaccounts (or as much thereof as the Lender may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Deposit Account (including, without limitation, all Subaccounts) shall be a so-called “zero balance” account. All funds in the Subaccounts that are invested in a Permitted Investment are deemed to be held in the Subaccounts for such purposes as set forth in the Loan Agreement and the other Loan Documents. Except as otherwise provided in the Loan Agreement, all earnings on Permitted Investments from the Subaccounts shall be for the benefit of the Lender. Any actual losses sustained on a liquidation of a Permitted Investment shall be deposited by the Borrower immediately, but in no event later than one Business Day following such liquidation, into the Subaccounts.

(g) In order to further secure the performance by the Borrower of the Secured Obligations and as a material inducement for the Lender to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby acknowledges that (A) the Deposit Account shall be in the name of and subject to the sole dominion, control and discretion of the Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the other Loan Documents, (B) Lender shall have the sole right to make withdrawals from Deposit Account in accordance with the terms, covenants and conditions of this Agreement and the other Loan Documents and (C) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any Account Proceeds or any other funds, investments or other properties from, the Deposit Account, or to give any instructions with respect to the Deposit Account.

Section 4. Payment Application to Lender from the Deposit Account

(a) Upon and following the occurrence of a Cash Sweep Event 1, to but not including the Anticipated Repayment Date (and, provided that there shall be no intervening Sweep Event, in which case Section 4(b) shall govern), Lender may direct the Deposit Bank to deposit the Account Proceeds directly into the applicable Subaccounts established at the Deposit Bank which shall be applied by Lender on or following each Payment Date as follows:

(i) First, payments to the T&I Impound Account in accordance with the terms, covenants and conditions of Section 9.2 of the Loan Agreement;

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(ii) Second, the payment of the Monthly Payment Amount to be applied first to the payment of interest computed at the Applicable Interest Rate with the remainder applied to the reduction of the outstanding principal balance of this Note;

(iii) Third, payments to Lender of any other amounts due and payable under the Loan Documents; and

(iv) Lastly, payment to the Borrower of any excess amounts.

(b) Upon the occurrence of a Cash Sweep Event 2 or Cash Sweep Event 3, but prior to the Anticipated Repayment Date, Lender may direct the Deposit Bank to deposit the Account Proceeds directly into the applicable Subaccounts established at the Deposit Bank which shall be applied by Lender on or following each Payment Date as follows:

(i) First, payments to the T&I Impound Account in accordance with the terms, covenants and conditions of Section 9.2 of the Loan Agreement;

(ii) Second, the payment of the Monthly Payment Amount to be applied first to the payment of interest computed at the Applicable Interest Rate (including, but not limited to Default Interest, if applicable) with the remainder applied to the reduction of the outstanding principal balance of this Note;

(iii) Third, payments to the Replacement Reserve, in accordance with the terms, covenants and conditions of Section 9.4 of the Loan Agreement;

(iv) Fourth, payments to the TI/LC Reserve in accordance with the terms, covenants and conditions of Section 9.4 of the Loan Agreement;

(v) Fifth, payments to Lender of any other amounts due and payable under the Loan Documents;

(vi) Sixth, payments for monthly Cash Expenses, less management fees payable to affiliates of Borrower, pursuant to the terms and conditions of the related Approved Annual Budget;

(vii) Seventh, payment for monthly Net Capital Expenditures, pursuant to the terms and conditions of the related Approved Annual Budget;

(viii) Lastly, payment to the Borrower of any excess amounts, subject to the provisions of Section 4(f) hereof.

(c) Upon and subsequent to the Anticipated Repayment Date, Lender may direct the Deposit Bank to deposit the Account Proceeds directly into the applicable Subaccounts established at the Deposit Bank which shall be applied by Lender on or following each Payment Date as follows:

(i) First, payments to the T&I Impound Account in accordance with the terms, covenants and conditions of Section 9.2 of the Loan Agreement;

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(ii) Second, the payment of the Monthly Payment Amount to be applied first to the payment of interest computed at the Applicable Interest Rate (including, but not limited to Default Interest, if applicable) with the remainder applied to the reduction of the outstanding principal balance of this Note;

(iii) Third, payments to the Replacement Reserve, in accordance with the terms, covenants and conditions of Section 9.4 of the Loan Agreement;

(iv) Fourth, payments to the TI/LC Reserve in accordance with the terms, covenants and conditions of Section 9.4 of the Loan Agreement;

(v) Fifth, payments to Lender of any other amounts (other than Accrued Interest, if applicable) due and payable under the Loan Documents;

(vi) Sixth, payments for monthly Cash Expenses, less management fees payable to affiliates of Borrower, pursuant to the terms and conditions of the related Approved Annual Budget;

(vii) Seventh, payment for monthly Net Capital Expenditures, pursuant to the terms and conditions of the related Approved Annual Budget;

(viii) Eighth, payment for Extraordinary Expenses approved by Lender, if any;

(ix) Ninth, payments to Lender to be applied against the outstanding principal due under this Note (but not including any Accrued Interest) until such principal amount (not including any Accrued Interest) is paid in full;

(x) Tenth, payments to Lender for Accrued Interest.

(xi) Lastly, payment to the Borrower of any excess amounts, subject in the Event of Default, to the provisions of Section 4(f) hereof.

(d) Following the Anticipated Repayment Date, in the event that the Borrower must incur an Extraordinary Expense, then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender’s approval.

(e) Failure of sufficient sums to have been deposited to fully fund the monthly amounts required under clauses a(i) through a(iii), b(i) through (b)(vii) and (c)(i) through and including (c)(ix), above, shall constitute an Event of Default.

(f) Notwithstanding any provision of this Agreement to the contrary, following an Event of Default, Lender reserves the right to take such enforcement actions as it deems appropriate under the Loan Documents or otherwise under law or in equity as it shall in its sole discretion elect and the right to apply Rents and Profits and all other sums, whether from the Deposit Bank, the Properties or otherwise, to the Loan in such order and manner, and at such time, as Lender in its sole discretion determines.

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(g) Annual Budgets. For each fiscal year commencing with the fiscal year in which the earlier of the Anticipated Repayment Date or a Sweep Event occurs, the Borrower shall submit to Lender for Lender’s written approval of an annual budget (the “Annual Budget”) not later than sixty (60) days prior to the commencement of the fiscal year in which the Anticipated Repayment Date occurs or sixty (60) days from the occurrence of a Cash Sweep Event 2 or Cash Sweep Event 3, as applicable, in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating, capital and other expenses for each Property. Each Annual Budget shall contain, among other things, management fees, third party service fees, and other expenses as the Borrower may reasonably determine. Lender shall have the right to approve such Annual Budget (which approval shall not be unreasonably withheld or delayed), and in the event that Lender objects to the proposed Annual Budget submitted by the Borrower, Lender shall advise the Borrower of such objection within fifteen (15) days after receipt thereof (and deliver to the Borrower a reasonably detailed description of such objection) and the Borrower shall within three (3) business days after receipt of notice of any such objection revise such Annual Budget and resubmit the same to Lender. Lender shall advise the Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to the Borrower a reasonably detailed description of such objections) and the Borrower shall revise the same in accordance with the process described in this subsection until the Lender approves an Annual Budget, provided, however, that if Lender shall not advise the Borrower of its objections to any proposed Annual Budget within the applicable time period set forth in this paragraph, then such proposed Annual Budget shall be deemed approved by Lender. Until such time as Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

Section 5. Remedies Not Exclusive.

In addition to the rights and remedies available to the Lender under this Agreement and under any of the Loan Documents, upon an Event of Default, the Lender shall have all of the remedies of a secured party under the Uniform Commercial Code as adopted in New York or the state in which any Deposit Account or where any Property Account is located (the “Uniform Commercial Code”), including, without limitation, the right and power to take immediate and exclusive possession of any Property Account or any Deposit Account and to direct the disposition thereof, without any additional consent or authorization of the Borrower. The Deposit Bank and the Clearing Bank are hereby irrevocably authorized and directed, without any additional consent or authorization of Borrower, to deliver any Property Account or any Deposit Account and all Account Proceeds to Lender upon Lender’s instruction or to follow Servicer’s instructions as to the disposition of any Property Account or any Deposit Account pursuant hereto. The Deposit Bank and the Clearing Bank have no obligation to determine whether an Event of Default has occurred under the Loan Documents or to follow the instructions of the Borrower, but shall act solely at the instruction of the Lender or Servicer disregarding any instruction of the Borrower. The remedies of the Lender under this Agreement and under the Loan Documents are cumulative, and the exercise of any one or more of the remedies under the foregoing agreements or the Uniform Commercial Code shall not be construed as a waiver of any of the other remedies of the Lender. The acceptance by the Lender of the security interest granted herein shall not waive or impair any other security the Lender

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may have or hereafter acquire, nor shall the taking of any such additional security waive or impair the security interest granted hereby, or any term, covenant or condition herein contained, but the Lender may resort to any security it may have in the order it may deem proper at its sole and absolute discretion.

The Borrower acknowledges and agrees that all payments from each Property Account and each Deposit Account pursuant to this Agreement are deemed to be made at Borrower’s direction. By exercising any of its rights or remedies under this Agreement (including, without limitation, taking possession of any Property Account or any Deposit Account), neither Servicer nor Lender shall be deemed to have exercised any equitable right of setoff or foreclosed any statutory banker’s lien. Accordingly, the exercise of any or all of Servicer’s or Lender’s rights and remedies under this Agreement shall not in any way prejudice or affect Servicer’s or Lender’s right to initiate and complete a judicial or nonjudicial foreclosure under the Mortgages or any of the other Loan Documents. This Agreement evidences the consensual granting of a personal property security interest in each Property Account and each Deposit Account and the Account Proceeds as permitted by the Uniform Commercial Code.

Section 6. Fees.

(a) The Borrower agrees to pay upon request from time to time the fees of the Clearing Bank and the Deposit Bank in accordance with the customary fees charged by the banks for the services described herein, as such fees are established from time to time.

(b) Upon the request of the Borrower, the Lender shall cause the Deposit Bank to include its fees in an account analysis statement.

Section 7. Termination.

(a) The Lender may replace the Deposit Bank with a new Deposit Bank in Lender’s discretion from time to time. The Borrower hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of the Deposit Bank to the successor thereof selected by the Lender in its sole discretion.

(b) The Lender shall terminate this Agreement upon the occurrence of a Mortgage Satisfaction Event by written notice to the Borrower, the Clearing Bank and the Deposit Bank.

Section 8. Matters Concerning the Borrower.

(a) At the option of the Lender, the Lender may require one or more of the following:

(i) The Borrower or the Manager shall immediately instruct all Persons that maintain open accounts with Borrower or the Manager or with whom the Manager or the Borrower do business on an “accounts receivable” basis with respect to the Properties to deliver all payments due under such accounts to the Clearing Bank at the lock box address at the Clearing Bank set forth on the applicable Instruction Letter (the “Lockbox Address”) in the form of cash, checks, drafts, money orders, cashier’s checks or equivalent instruments for the

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payment of money. Neither the Borrower nor the Manager shall direct any such Person to make payments due under such accounts in any other manner.

(ii) Each of Borrower and Manager warrant and represent that, and pursuant to an instruction letter in the form of Exhibit B hereto (a “Lessee Payment Direction Letter”), each of the Borrower or Manager has notified or caused to be notified each tenant, and shall notify or cause to be notified all future tenants, (collectively, the “Tenants”) under each lease with respect to the each Property (whether such lease is presently effective or executed after the date hereof in which latter case such payment direction must be given simultaneously with the execution of the lease), to send directly to the Lockbox Address promptly when due all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever of rent or any other item payable to the Borrower, as landlord under such leases.

(iii) If Borrower or the Manager shall receive any Rents and Profits notwithstanding the foregoing, they shall deposit with the Clearing Bank within one Business Day of receipt thereof, all such Rents and Profits.

(b) Without the prior written consent of the Lender, neither the Borrower nor the Manager shall (i) terminate, amend, revoke, modify or contradict any Lessee Payment Direction Letter in any manner or (ii) direct or cause any Tenant to pay any amount in any manner other than as provided specifically in the related Lessee Payment Direction Letter.

(c) The Borrower hereby pledges, transfers and assigns to the Lender, and grants to the Lender, as additional security for the payment and performance of the Secured Obligations, a continuing perfected security interest in and to, and a general first lien upon, (i) the Account Proceeds, the Deposit Account, the Property Accounts and all of the Borrower’s right, title and interest in and to all cash, property or rights transferred to or deposited in the Deposit Account and the Property Accounts from time to time by the Borrower or on behalf of the Borrower in accordance with the provisions of this Agreement, (ii) all earnings, investments and securities held in the Deposit Account and the Property Accounts in accordance with this Agreement and (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure the Secured Obligations. The Borrower acknowledges that the Servicer and the Deposit Bank are acting as the agent of, and at the direction of, the Lender in connection with the subject matter of this Agreement. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as the Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto the Lender any of the rights granted by this section.

(d) In its sole discretion, the Borrower may, from time to time, deposit amounts into the Deposit Account in respect of any Subaccount, in each case, from sources of the Borrower other than those received by the Clearing Bank; provided, that if the Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by the Borrower, and may not be withdrawn except as otherwise provided for in this Agreement.

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(e) The Borrower hereby covenants and agrees that amounts allocated to any operating expense Subaccount with respect to the payment of operating expenses or Capital Expenditures shall be used only for payment of expenses incurred in the ordinary course of business of the ownership and operation of the Property or for the payment of Capital Expenditures approved by the Lender in accordance with the terms of the this Agreement, the Loan Agreement or any other Loan Document.

(f) The Borrower hereby covenants and agrees that it shall cause any successor property manager to assume in writing (with a copy to the Lender) the duties and obligations hereunder of the Manager to whom such party succeeds.

(g) The Borrower hereby irrevocably appoints each of the Lender and the Servicer (each of whom is authorized to act under this power independently of the other) as its attorney-in-fact (coupled with an interest) with full authority to take any or all actions in the name of the Borrower which the Borrower is required to take under this Agreement.

Section 9. Certain Matters Regarding the Lender.

(a) The parties agree that the Deposit Bank shall pay over to the Lender all amounts deposited in any account maintained pursuant to the terms hereof on demand, without notice to the Borrower. Notwithstanding the foregoing, the Borrower shall not be deemed to have waived any rights the Borrower may have against the Lender if it is determined that the Lender acted improperly.

(b) The Lender shall prepare all Disbursement Instructions such that they are in accordance with the provisions of the Loan Documents.

Section 10. Successors and Assigns; Assignments; Agents.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower, the Lender and the Manager and their respective successors and assigns.

(b) The Lender shall have the right to assign or transfer rights and obligations under this Agreement one or more times without limitation. Any resulting assignee or transferee shall be entitled to all the benefits afforded the Lender under this Agreement.

(c) Any duties or actions of the Lender hereunder may be performed by the Lender or its agents, including, without limitation, any Servicer or trustee in a Securitization.

Section 11. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

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Section 12. Amendment.

This Agreement may only be amended by the written agreement of all parties hereto.

Section 13. Notices.

All notices, demands and other communications under this Agreement shall be in writing and telecopied (with a confirmation copy sent by overnight courier), mailed, messengered or sent by overnight delivery service to the appropriate party at its telecopy number or address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All such notices and communications shall be effective (a) upon receipt, when delivered by hand or overnight delivery service, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Lender at the address specified; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication, and (b) upon transmission, when delivered by telecopy to the specified telecopy number (if a confirmation copy is also sent by overnight courier).

Lender:

LaSalle Bank National Association

135 South LaSalle Street, Suite 1625

Chicago, Illinois 60674-4107

Attn: [Ms. Kori Sumser]

Ref: Catellus Securitization

Telecopy No.: 312-904-2084

Telephone No.: 312-904-0390

with copy to:

Prudential Asset Resources, Inc.,

as Subservicer

2200 Ross Avenue, Suite 4900E

Dallas, Texas 75201

Attn: Ross Heath

Telecopy No.: 214-777-4556

Telephone No.: 214-777-4526

Borrower:	Catellus Finance 1, L.L.C. 201 Mission Street, Suite 340 San Francisco, California 94105 Attn: Michael Bradish Telecopy No.: 415-974-4502 Telephone No.: 415-974-3708

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Manager:	Cushman & Wakefield of Colorado, Inc. 633 Seventeenth Street, Suite 1500 Denver, Colorado 80202 Attn: Steve Schwab Telecopy No.: 303-292-0920 Telephone No.: 303-292-2300

Section 14. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF SUCH STATE EXCEPT IN CONNECTION WITH THE CREATION AND PERFECTION OF A SECURITY INTEREST IN ANY ACCOUNT ESTABLISHED HEREUNDER, IN WHICH CASE THE LAWS OF THE STATE WHERE SUCH ACCOUNT IS LOCATED SHALL GOVERN.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER: CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company

By	/s/ William M. Lau

William M. Lau
Vice President, Finance and Treasurer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

MANAGER: CONSENTED AND AGREED AS TO THE PROVISIONS OF SECTION 8(a) & 8(b): CUSHMAN & WAKEFIELD OF COLORADO, INC., a Colorado corporation

By:	/s/ Steve Schwab

Name: Steve Schwab
Title: Senior Managing Director

ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	_ INDIVIDUAL
Name(s) of Signer(s)	_ CORPORATE OFFICERS(S)
_ PARTNER(S) _ LIMITED

_ personally known to me - OR - _ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_ GENERAL _ ATTORNEY-IN-FACT _ TRUSTEE(S) _ GUARDIAN/CONSERVATOR _ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT

NUMBER OF PAGES                          DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	_ INDIVIDUAL
Name(s) of Signer(s)	_ CORPORATE OFFICERS(S)
_ PARTNER(S) _ LIMITED

_ personally known to me - OR - _ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_ GENERAL _ ATTORNEY-IN-FACT _ TRUSTEE(S) _ GUARDIAN/CONSERVATOR _ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT

NUMBER OF PAGES                          DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	_ INDIVIDUAL
Name(s) of Signer(s)	_ CORPORATE OFFICERS(S)
_ PARTNER(S) _ LIMITED

_ personally known to me - OR - _ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_ GENERAL _ ATTORNEY-IN-FACT _ TRUSTEE(S) _ GUARDIAN/CONSERVATOR _ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT

NUMBER OF PAGES                          DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

EXHIBIT A

INSTRUCTION LETTER

                , 2003

_____________________

_____________________

_____________________

_____________________

_____________________

_____________________

Re:

Ladies and Gentlemen:

This letter agreement (the “Instruction Letter”) dated as of                          , 2003, is by and among                                                   (the “Borrower”),                                               (the “Clearing Bank”) and                                               (together with its successors and/or assigns “the Lender”).

The Borrower has entered into that certain loan agreement (the “Loan Agreement”) with Lender, pursuant to which the Lender has provided or is providing financing (the “Loan”) to the Borrower evidenced by a promissory note (the “Note”) and secured by, among other documents, those certain mortgages and/or deeds of trust (collectively, the “Mortgages”)

The Mortgages encumber a certain group of properties (the “Properties”). The Loan is further secured by those certain cash management agreements by and among Borrower, Lender and each of the property managers (the “Cash Management Agreements”).

All of the Properties are owned by the Borrower and managed by the property managers (individually a “Manager” and collectively, the “Managers”). The Loan Agreement and all other documents evidencing, securing or otherwise relating to the Loan (as the same may be amended, supplemented, replaced, modified or amended and restated) are collectively referred to herein as the “Loan Documents”.

Currently, the Borrower maintains two types of accounts with the Clearing Bank, at each location shown on Schedule 2. The first type (each a “Property Account A”, collectively, the “Property Accounts A” together with any and all interest thereon and, subject to the written approval of Lender, any and all renewals and replacements thereof and substitutions therefor) and the second type (each a “Property Account B” and, collectively the “Property Accounts B” together with any and all interest thereon and, subject to the written approval of Lender, any and all renewals and replacements thereof and substitutions therefor). Property Accounts A and Property Accounts B, each a “Property Account,” are hereafter collectively referred to as the “Property Accounts”.

Section 1. Establishment of the Lockbox Address and Property Accounts.

(a) The Clearing Bank hereby acknowledges that as of the date hereof Borrower has submitted and Clearing Bank has received and accepted properly executed “set-up” documents to establish the lockbox addresses set forth on Schedule 2 hereto (each a “Lockbox Address”), collectively, the “Lockbox Addresses”) in order to establish lockbox servicing for the Property Accounts. The Borrower hereby notifies the Clearing Bank, that as a condition to extending the Loan, the Lender has required that, commencing immediately, the Borrower instruct all of the tenants at each of the Properties to deliver to the Clearing Bank at an established Lockbox Address, all rents, additional rents and other sums due under any and all of the leases affecting the Properties (collectively, the “Rents and Profits”).

(b) Borrower hereby acknowledges and agrees that the Clearing Bank may process as Rents and Profits, all checks and other negotiable instruments (each a “Check”, collectively, the “Checks”) received at each Lockbox Address without the necessity of determining whether any Checks received properly constitutes Rents and Profits, as defined herein, or whether such Checks were properly deposited, it being Borrower’s intention and agreement to assume all risk and liability for errors in the deposit of Rents and Profits except for the Clearing Bank’s gross negligence or willful misconduct. Borrower further agrees that any mail containing Borrower’s Lockbox number received at the Clearing Bank’s lockbox operations address (instead of the Lockbox Address) shall be processed and deposited as if it were received at the Lockbox Address.

(c) Borrower authorizes and directs that all Checks received at a Lockbox Address be deposited into the corresponding Property Account A, after being processed by the Clearing Bank in accordance with its processing procedures, as described on Exhibit C, attached hereto and made a part hereof. All Rents and Profits received in Property Accounts A, together with all sums earned from Rents and Profits deposited into Property Accounts A, whether deposited by the Clearing Bank, the Borrower, the Managers or any other party, are hereafter referred to, collectively, as the “Account Proceeds”.

(d) Except as hereinafter provided, Property Accounts A shall be an account in the name of the Borrower but shall be under the sole dominion and control of the Lender and any servicer or servicers of the Loan (collectively, the “Servicer”) designated by Lender and named below or, any successor servicer designee identified in any subsequent written notice from the Lender. Property Accounts B shall be accounts in the name and sole dominion and control of the Borrower. Each Property Account A and Property Account B shall be assigned the federal tax identification number of the Borrower, which number is 52-2122-532.

(e) From and after the Closing Date, the Borrower shall cause all Rents and Profits generated by the Properties to be delivered directly by the payors with respect thereto into a Lockbox Address in the form of checks, money orders and similar instruments. Until the Lender notifies the Clearing Bank of the occurrence of an event which constitutes a “Sweep Event” (as defined in the Cash Management Agreement) the Clearing Bank shall be authorized to transfer daily all Account Proceeds on deposit in each respective Property Account A into the corresponding Property Account B. Upon and after notice from Lender to the Clearing Bank of the occurrence of a Sweep Event, the Clearing Bank shall cease to transfer all Account Proceeds into any Property Account B, and all Account Proceeds on deposit in each and every Property Account A will be administered as set forth herein.

(f) The Clearing Bank shall hold the Account Proceeds of Property Accounts A on behalf of the Lender and shall not commingle such amounts with any other amounts held by the Clearing Bank in the name of and for the benefit of the Lender, the Borrower, the Managers or any other persons or entities. The Clearing Bank hereby recognizes Lender’s security interest in the Property Accounts and agrees to promptly notify Lender of any third-party lien or claim on the Property Accounts, or of any notice of judicial process with respect to the Property Accounts or of any attempt by Borrower or, any Manager to close or move the Property Accounts.

Section 2. Duties of the Clearing Bank.

(a) The Clearing Bank shall perform its lockbox service and follow its usual operating procedures for handling any Checks in accordance with the Standard Terms and Conditions attached hereto as Exhibit C.

(b) The Clearing Bank is authorized to charge each of the Property Accounts B for all returned Checks, service charges and other reasonable fees associated with the lockbox service, the Property Accounts and this Agreement in accordance with the fee schedule attached hereto and made a part hereof, subject to change from time to time following the written approval of Lender. Notwithstanding the foregoing, the Clearing Bank’s right to fees and service charges from Account Proceeds is hereby subordinated to the lien of the Mortgages.

(c) The Clearing Bank is authorized to follow applicable law or governing bank regulations in the event that any of the Lockbox Addresses, any of the Property Accounts or any Check should become the subject of any writ, levy, order or other similar judicial or regulatory order or process.

(d) Each Business Day (as that term is hereafter defined), the Clearing Bank shall deposit in the respective Property Account A, all Checks received at the respective Lockbox Address. As used in this Agreement, “Business Day” means any day other than a Saturday or Sunday, a legal holiday or any day on which the Clearing Bank is authorized or required to be closed in any state where the Property Accounts A are located. Until the Clearing Bank receives notice of a Sweep Event, on each Business Day, the Clearing Bank shall transfer into the respective Property Account B all collected Account Proceeds from the corresponding Property Account A. Until the Clearing Bank receives notice of a Sweep Event, the Clearing Bank shall permit Borrower to operate and transact business through Property Accounts B in its normal fashion, including, without limitation, making withdrawals from Property Accounts B.

(e) Upon and following notice of a Sweep Event (which notice shall make specific reference to this Instruction Letter and the Cash Management Agreement), the Clearing Bank shall wire daily to the Deposit Account by wire transfer, all collected and available Account Proceeds in Property Accounts A, as follows or, as subsequently instructed by Lender, its successors and assigns from time to time:

Deposit Bank Name: [Information to Follow]

ABA No.: ________________________________

Credit Account No.: ________________________

The Clearing Bank agrees to promptly and fully follow all Lender’s instructions in any notice of a Sweep Event as expeditiously as possible, but in no event to exceed two Business Days from the date such notice is received. Lender will endeavor to give Clearing Bank sufficient advance written notice of any change in the instructions.

(f) If the balances in Property Accounts B are not sufficient to compensate Clearing Bank for any fees or service charges (as provided in the attached fee schedule) or any amounts with respect to a returned check in connection with the lockbox service at the respective Lockbox Address, Borrower agrees to pay the Clearing Bank, on demand, (a copy of which demand shall be delivered to Lender) the amount due the Clearing Bank in respect of such fees, service charges or returned check charges. If Borrower has not paid such fees, service charges or returned check charges within thirty (30) days, the Clearing Bank is authorized, without prior notice, to debit any account (other than Property Account A) Borrower may have with Clearing Bank for the amount or amounts due Clearing Bank under this subsection (f) or if none, from Property Account A, with notice to Lender of such debit. Borrower will have breached this Agreement if the payments due under this subsection (f) are not made within said thirty (30) days.

(g) Clearing Bank agrees it shall not offset against any Property Account, except as permitted under this Instruction Letter, until it has been advised in writing by Lender that all of Borrower’s obligations which are secured in part by the Account Proceeds have been paid in full. Lender shall notify Clearing Bank promptly, in writing, upon payment in full of Borrower’s obligations and this Instruction Letter shall automatically terminate upon receipt of such notice.

Section 3. Termination.

(a) Clearing Bank may only terminate this Instruction Letter (a) for nonpayment of fees, service charges and return check charges, provided that Lender is given written notice of Borrower’s breach under Paragraph 2(f) hereof and provided further that Lender shall be given an additional 30 days from receipt of notice of Borrower’s breach hereunder to cure said breach, or (b) for any reason upon 90 days’ prior written notice to Lender and Borrower.

(b) Lender may terminate this Instruction Letter for any reason upon written notice which termination shall be effective upon receipt. Nothing herein shall give rise to any obligation on Lender’s part to cure a breach or default by Borrower hereunder.

Section 4. Limitation of Liability.

(a) Clearing Bank will not be liable to Borrower or Lender or any other party for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Instruction Letter other than those Damages which result directly from its acts or omissions constituting negligence.

(b) In no event will Clearing Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

(c) Clearing Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Instruction Letter or otherwise give rise to any liability of Clearing Bank, if (i) such failure or delay is caused by circumstances beyond Clearing Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown or public or private or common carrier communications or transmission facilities, equipment failure, or act, negligence or default of Lender or Borrower or (ii) such failure or delay resulted from Clearing Bank’s reasonable belief that the action would have violated banking regulations or any guidelines, rules or regulations of any government authority.

(d) Clearing Bank shall not be obligated to verify whether a Sweep Event has actually occurred.

Section 5. Indemnification.

(a) Borrower hereby indemnifies the Clearing Bank and Lender against, and agrees to hold each of them harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney’s fees and any fees and expenses incurred in enforcing this Instruction Letter) or in any way arising out of or relating to disputes or legal actions concerning the Clearing Bank’s lockbox service, this Instruction Letter, any Check or any of the Lockbox Addresses. This Section does not apply to any Damages attributable to the gross negligence or intentional misconduct of the Clearing Bank. Borrower’s obligations under this Section shall survive termination of this Instruction Letter.

Section 6. Attorney’s Fees.

Borrower agrees to pay to the Clearing Bank, upon receipt of the Clearing Bank’s invoice, all costs, expenses and attorney’s fees (including allocated costs for in-house legal services) incurred by Clearing Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Clearing Bank’s rights in a case arising under Title 11, United States Code. Borrower agrees to pay Clearing Bank, upon receipt of Clearing Bank’s invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal fees) incurred by the Clearing Bank in the preparation and administration of this Instruction Letter (including any amendments hereto or instruments or agreements required hereunder).

Section 7. Borrower’s Representations, Agreements and Warranties.

(a) The Borrower hereby acknowledges, agrees and warrants that, in accordance with the Cash Management Agreement, the Property Accounts, all Account Proceeds and all renewals, replacements and substitutions therefor, have been irrevocably pledged to the Lender as additional security for the Loan. In connection with such pledge, the Borrower hereby irrevocably waives all rights of withdrawal from Property Accounts A.

(b) The Borrower hereby irrevocably instructs and authorizes the Clearing Bank to fully comply with any and all written instructions set forth in this letter and in any subsequent notices purported to be delivered by the Lender or the Servicer from time to time, which notices may provide that the Account Proceeds in Property Accounts A are to be disbursed by wire transfer to an account in Lender’s name and under Lender’s dominion and control or, that the Account Proceeds are to be held and administered in some other manner as directed by Lender in its sole discretion.

(c) Borrower hereby warrants and agrees that all notices, instructions, agreements and statements of Borrower set forth herein are irrevocable and are not subject to modification in any manner or at any time hereafter without the express written authorization of the Lender in each instance. Borrower hereby acknowledges and agrees that only the Lender and/or the Servicer may amend or supplement this Instruction Letter and any and all further Instruction Letters. Borrower hereby authorizes the Clearing Bank to fully comply with this and any subsequent Instruction Letter from the Lender without the necessity of confirming the reason for any change of instruction and without determining whether such change is a result of Borrower’s default under the Loan Documents or, for any other reason.

(d) The Borrower hereby agrees not to close any Property Account or change the bank, bank location or account number of any Property Account, without in each instance, the express written authorization of the Lender (which may be withheld by the Lender in its sole discretion) and unless and until Borrower first executes a new Instruction Letter substantially similar to this letter with respect to such new account, bank, location or account numbers and delivers such new letter to the Lender, together with the new bank’s acknowledgment of receipt of and agreement to such new Instruction Letter which acknowledgement shall be substantially in the form annexed hereto and made a part hereof. Without limiting the foregoing, in the event the Property Accounts are moved to any branch of the Clearing Bank outside the States of California or Illinois, Borrower hereby agrees and requests the Clearing Bank to establish and maintain the Property Account A in the name of Lender.

(e) The Borrower hereby irrevocably appoints the Lender as Borrower’s attorney-in-fact (coupled with an interest) with full authority to make changes to this letter from time to time and to execute and deliver on behalf of the Borrower any documents evidencing such changes.

Section 8. Miscellaneous.

(a) This Instruction Letter may be executed in counterparts; all such counterparts shall constitute one agreement.

(b) This Instruction Letter may be amended by Lender at any time upon notice to Clearing Bank, but subject to the mutual agreement of the Clearing Bank. Notwithstanding the foregoing, notices and instructions delivered by Lender in accordance with this Instruction Letter (including, without limitation, the directions given by Lender in its notice of Sweep Event as provided in Paragraph 2(e) hereof) shall not constitute an amendment requiring the consent and agreement of the Clearing Bank. As between the Lender and the Clearing Bank and between the Clearing Bank and the Borrower, in the event of any conflict between this Instruction Letter and any other document or written oral statement, this Instruction Letter shall control. As between Lender and Clearing Bank and as between the Borrower and the Clearing Bank, this Instruction Letter supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(c) This Instruction Letter shall be interpreted in accordance with California law without reference to California principles of conflicts of law.

(d) The Borrower, the Clearing Bank and the Lender hereby acknowledge and agree that it is their intent that this Instruction Letter constitute an authenticated record that the Clearing Bank will comply with the instructions originated by the Lender directing disposition of the funds in the Property Account A without further consent of the Borrower as required pursuant to Section 9104 of the Uniform Commercial Code, for the purpose of the Lender perfecting its security interest in the Property Account A.

(e) Matters not covered by this Instruction Letter shall be implemented in a manner consistent with the customary practices and procedures of the Clearing Bank and in compliance with all regulatory banking practices and applicable law. As between Lender and Clearing Bank only, in the event of a conflict between the terms of this Instruction Letter and the customary procedures of the Clearing Bank; the terms of this Instruction Letter shall govern.

(f) All notices, demands and other communications in connection with this Property Account, Lockbox Address or this Instruction Letter shall be in writing and telecopied (with a confirmation copy sent by overnight courier), mailed, messengered or sent by overnight delivery service to the appropriate party at its telecopy number or address set forth below (subject to change from time to time by written notice to all other parties to this Instruction Letter). All such notices and communications shall be effective upon receipt.

Lender:	__________________________________
__________________________________
__________________________________
__________________________________
Telecopy No.: _______________________

with copy to:
Servicer:	__________________________________
__________________________________
__________________________________
__________________________________
Telecopy No.: _______________________
Borrower:	__________________________________
__________________________________
__________________________________
__________________________________
Telecopy No.: _______________________
Clearing Bank:	__________________________________
__________________________________1
__________________________________
__________________________________
Telecopy No.: _______________________

[NO FURTHER TEXT ON THIS PAGE]

Please acknowledge receipt of this letter and your agreement to the terms described herein by executing and returning to each of the Lender (in care of the Servicer) and the Borrower a counterpart of the attached acknowledgement and agreement, by an authorized officer of the Clearing Bank.

Sincerely,

[BORROWER’S SIGNATURE BLOCK]

[LENDER’S SIGNATURE BLOCK]

[CLEARING BANK’S SIGNATURE BLOCK]

EXHIBIT B

Form of Lessee Payment Direction Letter

[MANAGER/OWNER LETTERHEAD]

[Date]

[Addressee]

Re: Lessee Payment Direction Letter for [Property]

Dear [            ]:

[BORROWER], the owner of the [PROPERTY] (the “Property”), has mortgaged the Property to [LENDER] (together with its successors and assigns, the “Lender”) and has agreed that all rents and other payment due under the Lease (the “Rent”) due for the Property will be paid directly to a bank selected by the Lender. Therefore, from and after [the date hereof], Rent to be paid by you under the [LEASE] between you and [BORROWER/MANAGER] (the “Lease”) should be sent directly to the following address:

[CLEARING BANK]

[Lockbox Address]

All checks should be made out to                     ; or

Transfer such amounts by the ACH System or wire transfer to the following accounts:

[CLEARING BANK]

ABA #

Attn:

Fax:

Account of:

Account #

This Payment Direction Letter may only be withdrawn or modified with the prior written instruction of the Lender or its agent (the “Servicer”). Until you receive written instructions from the Lender or the Servicer, continue to send all Rent due under the Lease to [CLEARING BANK]. All rent payments must be delivered to [CLEARING BANK] no later than the day on which such amounts are due under the Lease.

B-1

If you have any questions concerning this letter, please contact [                    ] at [                ]. We appreciate your cooperation in this matter.

Sincerely,

MANAGER

[INSERT SIGNATURE BLOCK]

EXHIBIT C

PROCESSING PROCEDURES

A.	RECEIPT OF CHECKS

The Clearing Bank will handle Checks received in accordance with this Agreement subject to all banking regulations.

The Clearing Bank will pick-up mail at the Lockbox Address according to its pick-up schedule. The Clearing Bank will open envelopes picked up from the Lockbox Address and remove the contents. Checks and other documents contained in the envelopes will be inspected and handled in the manner specified in the Borrower’s set-up documents. The Clearing Bank will capture and report information relating to lockbox processing, where available, if Borrower has specified this option in the set-up documents. The Clearing Bank will endorse all processed Checks on Borrower’s behalf.

If the Clearing Bank processes an unsigned check as instructed in the set-up documents, and the check is paid, but the account owner does not authorize payment, Borrower agrees to indemnify the Clearing Bank, the drawee Clearing Bank (which may include the Clearing Bank) and any intervening collecting Clearing Bank for any liability or expense incurred due to the payment and collection of the check.

If Borrower instructs the Clearing Bank not to process a check bearing a handwritten or typed notation “Payment in Full” or words of similar import on the face of the check, the Borrower understands that although the Clearing Bank has adopted procedures designed to detect Checks bearing such notations; the Clearing Bank will not be liable to the Borrower or any other party for losses suffered if the Clearing Bank fails to detect Checks bearing such notations.

B.	RETURNED CHECKS

Unless Borrower and the Clearing Bank agree to another processing procedure, the Clearing Bank will reclear a Check once which has been returned and marked “Refer to Maker,” “Not Sufficient Funds” or “Uncollected Funds.” If the Check is returned for any other reason or if the Check is returned a second time, the Clearing Bank will debit the applicable Account and return the Check to the Borrower. The Borrower agrees that Clearing Bank will not send a returned item notice to the Borrower for a returned Check unless the Borrower and the Clearing Bank have agreed otherwise.

C-1

C.	ACCEPTABLE PAYEES

The term “Acceptable Payees” means Borrower’s name and any other or substitute payee name provided to the Clearing Bank by the Lender, the Servicer or, with the Lender’s written consent, the Borrower as an acceptable payee for Checks to be processed under the Lockbox Service). For the Lockbox Address, the following names are Acceptable Payees:

The Clearing Bank will process a check if it is made payable to an Acceptable Payee (or reasonable variation thereof) if the check is otherwise capable of being processed. Borrower warrants that each Acceptable Payee has authorized Checks payable to it that pertain to the rents at the Properties to be credited as provided herein. The Clearing Bank’s determination of what constitutes a reasonable variation of any Acceptable Payee’s name shall be made in the Clearing Bank’s discretion.

D.	CHANGES TO PROCESSING INSTRUCTIONS

Subject to the Clearing Bank receiving Lender’s (or Servicer’s) prior written approval in each instance, Borrower may request Clearing Bank in writing to make changes only to the matters described in the Processing Procedures in Section A above, (i.e. pick-up schedules, policies regarding returned checks and changes to Acceptable Payees). The Clearing Bank will not be obligated to implement any requested changes until the Clearing Bank has actually received the request and had a reasonable opportunity to act upon it. In making changes, the Clearing Bank shall rely only on instructions approved by Lender.

C-2

SCHEDULE 1

List of Properties Managed by the Manager

Industrial Buildings

Parcel #	Property Address, City	Sq. Ft.
CO0310505	5025 Florence Street, Denver, Colorado	324,700
CO0310411	10425 East 49th Avenue, Denver, Colorado	161,500
CO0310415	4555 Geneva, Denver, Colorado	171,300

SCHEDULE 2

Manager	Lockbox Address	Account Nos.: Property Accounts A	Account Nos.: Property Accounts B
Catellus Development Corporation	SF –73586	14225-02103	14229-02125
U.S. Equities	Chicago –7580	81886-10141	14221-02124
Cushman & Wakefield of Colorado	Dallas – 55786	1233203619	1233409139
Experien Property Solutions, So CA	LA – 55783	14221-02643	14229-02644
Cushman & Wakefield of Arizona	LA – 55786	14225-02122	14223-02123

(EXHIBIT I-4)

CONSENT AND AGREEMENT OF MANAGER

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned, CUSHMAN & WAKEFIELD OF COLORADO, INC., a Colorado corporation, having an office at 633 Seventeenth Street, Suite 1500, Denver, Colorado 80202 (the “Manager”), hereby acknowledges and agrees as follows:

1. The Manager hereby acknowledges that CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”) and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 as successor-in-interest to PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Lender”) are parties to a Loan Agreement dated October 26, 1998 (as the same may previously have been amended or may subsequently be amended, the “Loan Agreement”) pursuant to which Lender made a loan (the “Loan”) evidenced by a promissory note (as the same may previously have been amended or may subsequently be amended, the “Note”) and secured by, among other things, certain deeds of trust, mortgages and security deeds (individually and collectively, the “Mortgages”). To further secure Borrower’s performance under the Loan Agreement, Borrower has assigned to Lender, among other things, all of its right, title and interest in and to those certain contracts as more fully described in that certain Assignment of Warranties and Other Contract Rights dated as of October 26, 1998 (as the same may previously have been amended or may subsequently be amended, the “Assignment”) (the Loan Agreement, the Note, the Mortgages, the Cash Management Agreement (as hereinafter defined) and all other documents evidencing, securing or otherwise relating to the Loan, as the same may previously have been amended or may subsequently be amended, collectively the “Loan Documents”).

2. The Manager hereby consents to the assignment of any and all contracts to which the Manager is a party (the “Contracts”) pursuant to the Assignment. The Manager hereby acknowledges and agrees that the Contracts which have been assigned by Borrower to Lender pursuant to the Assignment include, without limitation, that certain management agreement, the “Primary Contract”, by and between Borrower and the Manager relating to the management of a certain parcel or parcels of real property (individually and collectively, the “Property”) more particularly described in the Primary Contract, a copy of which is attached hereto as Exhibit A and by this reference incorporated herein. Unless otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Assignment. Notwithstanding any contrary terms in the Primary Contract or in any such other contracts to which the Manager is a party, the Manager hereby agrees to the terms of the Assignment and further agrees that:

(a) Lender shall have the right and option at any time after the occurrence of an event of default under any of the Loan Documents to terminate or cause the termination of, upon thirty (30) days’ written notice to the Manager, the Primary Contract and any of the other Contracts with or without cause (whether or not any fee, charge or penalty may be incurred as a result thereof);

(b) Until the date that termination of the Primary Contract becomes effective either under the Primary Contract or hereunder, the Manager shall continue to perform the obligations specified to be performed by it under the Primary Contract and under any of the other Contracts, and, after the date Lender notifies Manager it is exercising its rights under the Assignment, such performance shall be for the benefit and at the written direction of Lender, notwithstanding that Manager may have rights of counterclaim, set-off, claims for additional payment, defenses or like rights against Borrower for Borrower’s default under, or breach of, the Primary Contract or any other Contract (including, without limitation, non-payment). Manager shall be entitled to receive compensation as provided in the Primary Contract and any of the other Contracts, as applicable, only for services performed directly for Lender after notice from Lender that it is exercising its rights under the Assignment;

(c) Lender shall not be (x) liable for any action or omission of Borrower or any prior owner of the Property that is the subject of the Primary Contract or any of the other Contracts (including, without limitation, non-payment thereunder) (y) bound by any material amendment or modification of the Primary Contract or any of the other Contracts made without Lender’s prior written consent, or (z) subject to any counterclaim or claims which the Manager may be entitled to assert against Borrower;

(d) Any and all monies, rents, deposits, penalties and the like received by the Manager from or in connection with the Property(ies) pursuant to the terms of the Primary Contract or any of the other Contracts to which the Manager is a party shall be transferred in accordance with the terms and provisions of that certain cash management agreement of even date herewith entered into by and among Borrower, Lender and Manager (as the same may previously have been amended or may subsequently be amended, the “Cash Management Agreement”); and

(e) If, after notice from Lender that it is exercising its rights under the Assignment, Lender exercises its option to terminate the Primary Contract or any of the other Contracts, no termination fee, commission (unpaid or otherwise), construction management fee, administrative fee, charge, penalty or other compensation shall be due and payable by Lender to the Manager as a result thereof other than services performed directly, for Lender at Lender’s direction.

3. The Manager hereby certifies to Lender that the Primary Contract attached hereto as Exhibit A is a true, correct and complete copy of the contract between the parties and has not been modified or amended except as indicated in said Exhibit A, that the Primary Contract has been executed by the duly authorized officer(s) of the Manager and that the Primary Contract is a valid, binding and enforceable obligation of the Manager.

4. The Manager expressly acknowledges that by accepting the Assignment or by exercising any of its rights under the Assignment, Lender assumes no obligations or liabilities of Borrower under the Primary Contract and/or under any of the other Contracts to which the Manager is a party and that Lender shall have no obligation to the Manager to exercise its rights under the Assignment or to declare a default under the Assignment, the Note, the Loan Agreement, the Mortgages or any of the other Loan Documents, but that the right and option to exercise such rights or declare a default rests in the sole and absolute discretion of Lender.

5. The Manager acknowledges and agrees that it has no interest whatsoever enforceable against Lender in proceeds of the Loan or any right of action under the Note, the Loan Agreement, the Mortgages or any of the other Loan Documents to garnish, require or compel payment of proceeds of the Loan to be applied toward payment of Borrower’s liabilities or obligations under the Primary Contract and/or under any of the other Contracts to which the Manager is a party.

6. The Manager hereby fully and completely subordinates to the liens of the Mortgages and the other Loan Documents, and to Lender’s right to payment under the Note and the other Loan Documents, the following: (a) the Primary Contract and the other Contracts; (b) any claim or security interest the Manager may now or hereafter have against the Property and the rents, issues, profits and income therefrom; and (c) any right to payment of the Manager arising out of or in any way connected with its services performed under the Primary Contract and/or any of the other Contracts.

7. The Manager further agrees to make no material modifications or amendments to the Primary Contract and/or any of the other Contracts to which the Manager is a party, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

8. As of the date hereof, the Manager represents and warrants that it has no claim, counterclaim, right of set-off, or like right against Borrower, that the Primary Contract is valid and in full force and effect, that no default exists thereunder, and that the Manager has been paid all amounts due for all services, if any, furnished as of this date with respect to the Property.

9. The Manager reserves its right to terminate the Primary Contract and any of the other Contracts upon 30 days’ prior written notice in accordance with the terms and conditions of the Primary Contract or other Contract, except that if such right of termination is exercised after Lender notifies Manager that is exercising its rights under the Assignment, Manager shall give notice of termination to Lender in accordance with the provisions of paragraph 10 hereof.

10. Any notice, demand, request or other communication required or permitted hereunder shall be in writing and shall be made and effective as provided in the Cash Management Agreement.

11. If any provision under this Consent and Agreement of Manager or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Consent and Agreement of Manager and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

12. This Consent and Agreement of Manager may not be amended, modified or otherwise changed except by a written instrument duly executed by Manager and Lender. This agreement shall inure to the benefit of Lender and its successors and assigns.

13. This Consent and Agreement of Manager shall be governed by and construed in accordance with the laws of the State New York, except with respect to the perfection of a security interest in any bank account established under the Cash Management Agreement in which case, the laws of the state where such bank account is located shall govern.

IN WITNESS WHEREOF, this Consent and Agreement of Manager is executed and delivered as of the          day of September, 2003.

CUSHMAN & WAKEFIELD, a Colorado corporation

By:	/s/ Steve Schwab
Name:	Steve Schwab
Title:	Director of Asset Services

AGREED:

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank,

as trustee for the registered Holders of Prudential

Mortgage Capital Company I, LLC, Commercial

Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

By:	Prudential Asset Resources, Inc., as Subservicer

By:	/s/ C. Todd Moore
Name:	C. Todd Moore
Title:	Vice President

ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of County of On this day of , 2003,	*** OPTIONAL SECTION *** CAPACITY CLAIMED BY SIGNER
before me, , Name, Title of Officer	Through statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document

personally appeared ,	☐ INDIVIDUAL
Name(s) of Signer(s)	☐ CORPORATE OFFICERS(S)
☐ PARTNER(S) ☐ LIMITED

☐ personally known to me - OR - ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

☐ GENERAL ☐ ATTORNEY-IN-FACT ☐ TRUSTEE(S) ☐ GUARDIAN/CONSERVATOR ☐ OTHER: SIGNER IS REPRESENTING: NAME OF PERSON(S) OR ENTITY(IES)
SIGNATURE OF NOTARY

****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:

TITLE OR TYPE OF DOCUMENT ____________________________________________________________________________

NUMBER OF PAGES                          DATE OF DOCUMENT  _____________________________________________________

SIGNER(S) OTHER THAN NAMED ABOVE ___________________________________________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

EXHIBIT A

PRIMARY CONTRACT

See Attachment.

(EXHIBIT J)

SECOND AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO INDEMNITY AND GUARANTY AGREEMENT (this “Amendment”), made as of September 2, 2003, by and between PLATO REIT, LLC, a Delaware limited liability company (“Indemnitor”), having an address at 201 Mission Street, Second Floor, San Francisco, California 94105, and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation, transferred all of its membership interest (the “Transfer”) in Borrower to Indemnitor by means of that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999 (the “Assignment and Assumption”); and

WHEREAS, as a condition of the Transfer, Indemnitor entered into that certain Guaranty Agreement dated as of July 1, 1999 as amended by First Amendment dated as of September 7, 1999 (the “Indemnity and Guaranty Agreement”) in favor of Lender pursuant to which Indemnitor agreed to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the preceding paragraph that Indemnitor execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Indemnity and Guaranty Agreement. Indemnitor and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Property Pool” as defined in the Indemnity and Guaranty Agreement include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Indemnity and Guaranty Agreement with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Indemnity and Guaranty Agreement which provides that the obligation shall survive or shall be reinstated, and (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Indemnity and Guaranty Agreement include the Texas Mortgage and the Colorado Mortgage.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Indemnity and Guaranty Agreement shall mean the Indemnity and Guaranty Agreement as amended hereby. Except as specifically amended above, (a) the Indemnity and Guaranty Agreement shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Indemnity and Guaranty Agreement.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

IN WITNESS WHEREOF, Indemnitor and Lender have executed this Amendment as of the day and year first above written.

INDEMNITOR:

PLATO REIT, LLC, a Delaware limited liability company

By:	/s/ William M. Lau
Name:	William M. Lau
Title:	Chief Financial Officer and Treasurer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

By: Prudential Asset Resources, Inc., as Subservicer

	By:	/s/ C. Todd Moore
	Name:	C. Todd Moore
	Title:	Vice President

(EXHIBIT K)

SECOND AMENDMENT TO

HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

THIS SECOND AMENDMENT TO HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Amendment”), made as of September 2, 2003, is by PLATO REIT, LLC, a Delaware limited liability company (“Indemnitor”), having an address at 201 Mission Street, Second Floor, San Francisco, California 94105, jointly and severally in favor of LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 (“Lender”), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

W I T N E S S E T H:

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, the Loan is evidenced by a Promissory Note dated as of October 26, 1998 (as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, the “Note”), executed by Borrower and payable to the order of Prudential in the stated principal amount of the Loan and is secured by certain deeds of trust, mortgages and security deeds dated as of October 26, 1998, and by other documents and instruments (the Loan Agreement, the Note and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, supplemented, replaced, modified or amended and restated, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation, transferred all of its membership interest (the “Transfer”) in Borrower to Indemnitor by means of that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999 (the “Assignment and Assumption”); and

WHEREAS, as a condition of the Transfer, Indemnitor entered into that certain Hazardous Substances Indemnity Agreement dated as of July 1, 1999 as amended by First Amendment dated as of September 7, 1999 (the “Hazardous Substances Indemnity Agreement”) in favor of Lender pursuant to which Indemnitor agreed to indemnify Lender with respect to hazardous wastes on, in, under or affecting the Property Pool; and

WHEREAS, Lender is the successor-in-interest to Prudential under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.12 of the Loan Agreement, Borrower has the option to substitute certain properties in place of certain other properties designated by Borrower (the “Replaced Properties”) and to have such Replaced Properties released from the Property Pool securing the Loan; and

WHEREAS, pursuant to the Fifth Amendment to the Loan Agreement that is being executed and delivered on or about the date hereof (the “Fifth Amendment”), Borrower has elected to have the Properties identified therein as (1) TX 4390530, Ford BTS, Fort Worth, Texas (“TX 4390530”); (2) CO 0310411, Stapleton B-4, Denver, Colorado (“CO 0310411”); (3) CO 0310505, Stapleton A-2, Denver, Colorado (“CO 0310505”); and (4) CO 0310415, Stapleton D-1 (Whirlpool), Denver, Colorado (“CO 0310415”) be treated as Substitute Properties, and has designated the following properties as Replaced Properties and to be released from the applicable security documents: (1) CA 0591552, Scan-Tron Corporation Building, Tustin, California (“CA 0591552”); (2) CA 0591031, Micro Technology Building, Anaheim, California (“CA 0591031”); and (3) IL 1970104, Gillette Building, Romeoville, Illinois (“IL 1970104”); and

WHEREAS, Borrower, as mortgagor, has executed, among other documents, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering TX 4390530 (the “Texas Mortgage”) and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith for the benefit of Lender, as beneficiary, encumbering CO 0310411, CO 0310505 and CO 0310415 (the “Colorado Mortgage”); and

WHEREAS, it is an additional condition precedent to the consummation of the Substitution described in the preceding paragraph that Borrower execute and deliver this Amendment to confirm the inclusion into the Property Pool of TX 4390530, CO 0310411, CO 0310505 and CO 0310415;

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Indemnitors and Lender hereby agree as follows:

1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

2. Amendment to Hazardous Substances Indemnity Agreement. Indemnitor and Lender specifically acknowledge and agree that, on and after the “Effective Date” of the Fifth Amendment (the “Effective Date”), (a) the terms “Property” and “Property Pool” as defined in the Hazardous Substances Indemnity Agreement include TX 4390530, CO 0310411, CO 0310505 and CO 0310415, (b) Properties CA 0591552, CA 0591031, and IL 1970104 shall be deleted from the terms “Property” and “Property Pool” as defined in the Hazardous Substances Indemnity Agreement with respect to any matter occurring or first arising after the Effective Date, subject, however, to any provision contained in the Hazardous Substances Indemnity Agreement which provides that the obligation shall survive or shall be reinstated, and (c) the terms “Mortgage,” “Mortgages” and “Loan Documents” as defined in the Hazardous Substances Indemnity Agreement include the Texas Mortgage and the Colorado Mortgage.

3. Effect of this Amendment. On and after the date of this Amendment, each reference in the Loan Documents or in the Other Related Documents to the Hazardous Substances Indemnity Agreement shall mean the Hazardous Substances Indemnity Agreement as amended hereby. Except as specifically amended above, (a) the Hazardous Substances Indemnity Agreement shall remain in full force and effect and is hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Hazardous Substances Indemnity Agreement.

4. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Amendment.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Indemnitors and Lender have executed this Amendment as of the day and year first above written.

INDEMNITOR: PLATO REIT, LLC, a Delaware limited liability company

By:	/s/ William M. Lau

Name:	William M. Lau
Title:	Chief Financial Officer and Treasurer

LENDER: LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

	By:	Prudential Asset Resources, Inc., as Subservicer

		By:	/s/ C. Todd Moore

		Name:	C. Todd Moore
		Title:	Vice President

(EXHIBIT L)

AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION

AND PLATO REIT, LLC

This AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION AND PLATO REIT, LLC (this “Agreement”) is made as of September 2, 2003, by and among CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation (“Catellus”), PLATO REIT, LLC, a Delaware limited liability company (“Plato”), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 (the “Lender”).

RECITALS

WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company (“Borrower”), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the “Loan”) in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation (“Prudential”), predecessor-in-interest to Lender under the Loan (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the “First Amendment”), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the “Second Amendment”), that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the “Third Amendment”) and that certain Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the “Fourth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the “Loan Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

WHEREAS, Catellus, as original sole member of Borrower, transferred its membership interest in Borrower, consisting of one-hundred percent (100%) of the limited liability company interests in Borrower, to Plato pursuant to that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999, between Catellus and Plato; and

WHEREAS, Catellus executed that certain Indemnity and Guaranty Agreement dated as of October 26, 1998 (as subsequently amended from time to time, the “Catellus Guaranty”) and that certain Hazardous Substances Indemnity Agreement dated as of October 26, 1998 (as subsequently amended from time to time, the “Catellus Environmental Indemnity”), and Plato executed that certain Indemnity and Guaranty Agreement dated as of July 1, 1999 (as subsequently amended from time to time, the “Plato Guaranty”) and that certain Hazardous Substances Indemnity Agreement dated as of July 1, 1999 (as subsequently amended from time to time, the “Plato Environmental Indemnity”), pursuant to which Catellus and Plato each agreed to guarantee payment and performance to Lender of certain obligations of Borrower under the Loan; and

WHEREAS, Borrower has requested Lender, the Certificate holders and the Servicer to enter into a Fifth Amendment to the Loan Agreement dated even date herewith (the “Fifth Amendment”) which would permit Borrower to consummate a Substitution and obtain a release of the Interim Cash Reserve Deposit (as defined in the Fourth Amendment); and

WHEREAS, as a condition to entering into the Fifth Amendment, Lender has required that Catellus and Plato consent to the Fifth Amendment and reaffirm each of their obligations under their respective guaranties.

NOW, THEREFORE, to induce Lender to enter into the Fifth Amendment and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Catellus and Plato each hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

AGREEMENT

1. Reaffirmation of Catellus Guaranty and Environmental Indemnity. Catellus hereby consents to the Fifth Amendment, reaffirms its obligations under the Catellus Guaranty and the Catellus Environmental Indemnity (collectively, the “Catellus Guaranties”), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Catellus Guaranties. Catellus specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Catellus Guaranties are separate and distinct from Borrower’s obligations under the Loan Agreement and the other Loan Documents and from Plato’s obligations under the Plato Guaranty and the Plato Environmental Indemnity in favor of Lender.

2. Reaffirmation of Plato Guaranty and Environmental Indemnity. Plato hereby consents to the Fifth Amendment, reaffirms its obligations under the Plato Guaranty and the Plato Environmental Indemnity (collectively, the “Plato Guaranties”), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Plato Guaranties. Plato specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Plato Guaranties are separate and distinct from Borrower’s obligations under the Loan Agreement and the other Loan Documents and from Catellus’ obligations under the Catellus Guaranties in favor of Lender.

3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws rules.

4. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement of Catellus Development Corporation and Plato REIT, LLC, as of the day and year first above written.

CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ William M. Lau
Name:	William M. Lau
Title:	Vice President, Finance and Treasurer

PLATO REIT, LLC, a Delaware limited liability company

By:	/s/ William M. Lau
Name:	William M. Lau
Title:	Chief Financial Officer and Treasurer

LASALLE BANK NATIONAL ASSOCIATION,

f/k/a LaSalle National Bank, as trustee for the

registered Holders of Prudential Mortgage Capital

Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

By:	The Prudential Insurance Company of America, as Servicer

By:	Prudential Asset Resources, Inc., as Subservicer

By:	/s/ C. Todd Moore
Name:	C. Todd Moore
Title:	Vice President

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